UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-05011

Name of Fund:  CMA Multi-State Municipal Series Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, CMA Multi-State Municipal Series Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 03/31/06

Date of reporting period: 04/01/05 - 03/31/06

Item 1 -   Report to Stockholders


Annual Report
March 31, 2006


CMA (R) Multi-State
Municipal Series Trust


CMA (R) Arizona Municipal Money Fund
CMA (R) California Municipal Money Fund
CMA (R) Connecticut Municipal Money Fund
CMA (R) Florida Municipal Money Fund
CMA (R) Massachusetts Municipal Money Fund
CMA (R) Michigan Municipal Money Fund
CMA (R) New Jersey Municipal Money Fund
CMA (R) New York Municipal Money Fund
CMA (R) North Carolina Municipal Money Fund
CMA (R) Ohio Municipal Money Fund
CMA (R) Pennsylvania Municipal Money Fund


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds' current prospectus. An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's
Web site at http://www.sec.gov. Information about how the Funds voted proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.



CMA Multi-State Municipal Series Trust
Box 9011
Princeton, NJ 08543-9011



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CMA Multi-State Municipal Series Trust


Announcement to Shareholders


On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of March 31, 2006). The transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. If approved by the Fund's Board of Trustees and Fund shareholders, the combined company that results from the transaction is expected to become the investment adviser of the Fund.



Table of Contents                                              Page


A Letter From the President                                       3
A Discussion With Your Funds' Portfolio Managers                  4
Portfolio Holdings                                                8
Disclosure of Expenses                                            9
Schedule of Investments:
   CMA Arizona Municipal Money Fund                              10
   CMA California Municipal Money Fund                           12
   CMA Connecticut Municipal Money Fund                          16
   CMA Florida Municipal Money Fund                              18
   CMA Massachusetts Municipal Money Fund                        21
   CMA Michigan Municipal Money Fund                             23
   CMA New Jersey Municipal Money Fund                           26
   CMA New York Municipal Money Fund                             28
   CMA North Carolina Municipal Money Fund                       33
   CMA Ohio Municipal Money Fund                                 35
   CMA Pennsylvania Municipal Money Fund                         38
Financial Statements                                             42
Financial Highlights                                             50
Notes to Financial Statements                                    59
Report of Independent Registered Public Accounting Firm          63
Important Tax Information                                        63
Officers and Trustees                                            64



CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006



A Letter From the President


Dear Shareholder

You may be aware that changes are on the horizon at Merrill Lynch Investment Managers ("MLIM"). On February 15, 2006, Merrill Lynch announced plans to combine the firm's investment advisory business, including MLIM, with another highly regarded investment manager - BlackRock, Inc. ("BlackRock").

We believe this merger of asset management strength will benefit our investors. MLIM is a leading investment management organization with over $576 billion in assets under management globally and 2,757 employees in 17 countries. It offers over 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock is one of the largest publicly traded investment management firms in the United States with $463.1 billion in assets under management and 1,839 employees. It manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products.

At the completion of the transaction, which is expected in the third quarter of this year, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.* The combined company will provide a wider selection of high-quality investment solutions across a range of asset classes and investment styles. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. At the same time, the firms share similar values and beliefs - they are focused on delivering excellence on behalf of clients, and both make investment performance their single most important mission. In short, the merger only reinforces our commitment to shareholders.

Most of MLIM's investment products - including mutual funds, separately managed accounts, annuities and variable insurance funds - eventually will carry the "BlackRock" name. As a shareholder in one or more MLIM-advised mutual funds, you will receive a proxy package in the coming weeks in connection with this transaction. After you receive this information, should you have any questions or concerns, do not hesitate to contact your financial advisor.

As always, we thank you for entrusting us with your investment assets, and we look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers


 * $1.039 trillion in assets under management as of March 31, 2006. Data, including assets under management, are as of March 31, 2006.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006



A Discussion With Your Funds' Portfolio Managers



We maintained a relatively conservative investment strategy throughout the period in light of the Federal Reserve Board's continued program of interest rate hikes.


How did the CMA state-specific municipal money funds perform during the fiscal year?

For the 12-month period ended March 31, 2006, the 11 CMA tax-exempt municipal money funds provided competitive yields relative to their respective iMoneyNet peer group averages. In light of the Federal Reserve Board's (the Fed's) continued program of interest rate increases, we maintained a conservative investment strategy by maintaining relatively short average portfolio maturities throughout the period. With this strategy, we were able to provide our shareholders with strong credit quality and attractive yields.

The following table details the Funds' net annualized yields for the six months and 12 months ended March 31, 2006 and seven-day yields as of period-end.


                             Six-Month      12-Month
                                Net           Net
                             Annualized    Annualized    Seven-Day
Fund                           Yield         Yield         Yield

CMA Arizona                    2.40%         2.11%         2.58%
CMA California                 2.41%         2.12%         2.58%
CMA Connecticut                2.31%         2.03%         2.46%
CMA Florida                    2.52%*          --          2.57%
CMA Massachusetts              2.33%         2.02%         2.53%
CMA Michigan                   2.37%         2.07%         2.61%
CMA New Jersey                 2.39%         2.11%         2.56%
CMA New York                   2.42%         2.13%         2.57%
CMA North Carolina             2.32%         2.06%         2.50%
CMA Ohio                       2.37%         2.04%         2.50%
CMA Pennsylvania               2.36%         2.08%         2.51%

 * CMA Florida Municipal Money Fund commenced operations on November 15, 2005. The net annualized yield is reflective of this time period.


Describe market and economic conditions during the past 12 months.

The U.S. economy continued to record strong growth, despite higher energy prices and a softening housing market. The Fed - which welcomed its new chairman, Ben Bernanke, on January 31 - continued to raise the federal funds rate in an effort to keep inflation in check. During the past year, the Fed's Open Market Committee met eight times and increased the benchmark short-term interest rate by one quarter-percentage point at each meeting. By period-end, the U.S. central bank had raised interest rates for the 15th consecutive time since June 2004, pushing the federal funds rate to 4.75% - its highest level since April 2001. The Fed continued to express concern that high energy costs and tight labor markets could drive inflation above acceptable levels - concerns that indicate the potential for a few more interest rate hikes.

In both the U.S. Treasury and municipal bond markets, yield spreads - the difference in yields offered by shorter- and longer-maturity securities - narrowed significantly during the past 12 months. In fact, in early 2006, the Treasury yield curve temporarily inverted when the yield on the 10-year Treasury note fell below that of the two-year Treasury note. This unusual situation, in which shorter-term bonds outyield their longer counterparts, can occur when the Fed is actively raising short-term interest rates. In the municipal market, the Fed's interest rate increases led fixed rate note and variable rate demand note yields to trend higher as well. The yield on fixed rate notes with one-year maturities rose from 2.50% to 3.50% during the period, while variable rate yields, as measured by the BMA Municipal Swap Index, averaged 2.77% during the past 12 months, compared to 1.47% in the prior 12-month period.


State-Specific Conditions

While national trends have an important influence on the municipal market, each Fund is also influenced by state-specific economic conditions. A state-by-state summary of these conditions follows.

Arizona

Arizona's economy continued to strengthen during the past year, thanks to accelerating private-sector job growth, strong population gains and a continuing decline in unemployment. Manufacturing activity within the state also improved as a result of rising demand for technology products - a situation that has encouraged companies such as Intel Corp. and Motorola, Inc. to increase the scope of their Arizona operations. One potential negative has been the housing market, which has been a driving force for the state's economy, but is expected to weaken under the weight of continued rising interest rates.

In January 2006, Governor Janet Napolitano proposed her budget for the 2007 fiscal year. This budget assumes general fund revenues of $10.2 billion - a 7.5% increase over the prior fiscal year - as well as $10 billion worth of spending. According to the most recent data available, the state's fiscal year 2006 revenue collections were approximately $430 million through February 2006, representing an 8% increase over the same month last year and $17 million above the revised January 2006 budget forecast.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006



Late in the period, Phoenix voters approved a package of general obligation bond issues totaling nearly $880 million. This authorization included seven bond proposals, with approximately a quarter of the bonds dedicated to developing a new campus for Arizona State University in downtown Phoenix. The remaining bond proposals included money for higher education and health facilities, public safety, water and sewer upgrades, libraries and community centers, parks and recreation, and affordable housing.


California

Governor Arnold Schwarzenegger announced a sizable capital improvement plan for California that would require the issuance of an additional $68 billion worth of debt. However, the plan was quickly challenged by the state legislature and is likely to be significantly revised in the coming months. California's financial health continued to improve during the period, with revenues for the first eight months of the 2006 fiscal year more than 7% higher on a year-over-year basis. Estimated revenue growth of 6% is anticipated for the 2007 fiscal year. Nevertheless, state spending has grown faster than revenue collections, with expenditures through February 2006 10% higher than in the first eight months of the prior fiscal year. Governor Schwarzenegger's proposed budget for fiscal 2007 allows for an 11% increase in spending. The budget also retains a structural deficit of approximately $4.7 billion, which makes a near-term credit rating upgrade for the state less likely. At period-end, California's general obligation debt was rated A2 by Moody's and A by Standard & Poor's.


Connecticut

Connecticut's projected budget surplus rose sharply during the 2006 fiscal year, according to the most recent data available from the Connecticut Office of the State Comptroller. This surplus, $29 million at the end of September 2005, grew to $627 million by March 2006. The state's revenue growth was broad based, with higher real estate, energy and inheritance taxes making particular contributions. As of February 2006, Connecticut's unemployment rate was 4.5%, slightly better than the national average of 4.8%. Job growth increasingly has been fueled by the financial sector, particularly in Stamford. The housing and construction sectors, which until recently had been providing much of the expansion in employment, have begun to slow in the face of higher interest rates.


Florida

Florida's economy remains very strong, although the state continues to feel the impact of last fall's hurricanes. This impact is twofold: First, on an immediate basis, is the physical damage to residences, infrastructures and the state's agricultural base; second, on a longer-term basis, is the potential for economic loss if residents are unable to replace lost structures or if the cost of insurance becomes onerous. The State of Florida's ratings of AA1, AAA and AA+ from Moody's, Standard and Poor's and Fitch, respectively, reflect a well-diversified economic base. The state is expected to end fiscal year
2006 with an operating surplus. Governor Jeb Bush's proposed 2007 budget is $70.3 billion, an increase of $4.5 billion from the prior year. Three areas of expenditure constitute 90% of the budget, led by education at 49%, followed by significant outlays for health and human services and public safety.


Massachusetts

Massachusetts's economy slowed somewhat as the period progressed. Employment growth still remained far below the commonwealth's pre-recession peak. The February 2006 jobless rate of 5% was slightly higher than the 4.9% rate of a year earlier and the national average of 4.8%. Other pressures on the Massachusetts economy included the beginnings of a slowdown in the housing market as well as higher energy costs. Through February, tax revenue collections for fiscal year 2006 rose 9% compared to the same portion of fiscal year 2005. Much of this increase was driven by increased corporate excise taxes, with sales-and-use and personal income taxes also contributing. These favorable data make it more likely that the commonwealth could see a larger-than-anticipated revenue surplus when the current fiscal year ends on June 30.

In January 2006, Governor Mitt Romney introduced his proposed fiscal year 2007 budget, which includes additional new spending for education, healthcare and aid to local communities while also cutting taxes. The budget exceeds
$25 billion, a 5% increase made possible by continued tax-revenue growth. By the end of the 2006 fiscal year, the commonwealth's "rainy day" fund is projected to reach $2.6 billion, up from $1.7 billion in the prior fiscal year and the highest level in Massachusetts history.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006



A Discussion With Your Funds' Portfolio Managers (concluded)


Michigan

Michigan's economy continued to struggle, hurt by the significant troubles of the dominant automotive industry - especially in the southeastern part of the state, where manufacturing facilities in Ann Arbor, Detroit, Flint and Jackson were targeted for closure. The state was the only one in the nation to end 2005 with fewer jobs than 2004. Moreover, Michigan's February 2006 jobless rate of 6.6% was the country's second-highest and almost two full percentage points above the national average.

On the more positive side, Michigan's debt ratios are relatively low - an indication of financial flexibility - while the state has started to attract new investment from international auto parts makers as well as research and development facilities from foreign automakers such as Toyota Motor Corp. and Hyundai Motor Co. Although the state has successfully managed its budget through conservative revenue estimates and significant spending cuts, expected future job cuts in the automotive industry threaten to undermine revenue growth, while a fiscal crisis in Detroit could lead to further employment losses and increase local aid commitments.


New Jersey

Newly elected New Jersey Governor Jon Corzine recently proposed a $31 billion budget for the 2007 fiscal year. This budget provided for a $2.6 billion increase in overall spending and called for several tax increases - including a 1% sales tax hike and a 35-cent per-pack cigarette tax increase - and the elimination of 1,000 state jobs. Although this budget is in balance for fiscal year 2007, New Jersey still faces a structural deficit of $1.5 billion heading into fiscal 2008. A positive note in Governor Corzine's proposed budget is its reduced reliance on onetime revenues to balance the budget. Relatively late in the period, New Jersey issued an additional $650 million worth of tax and revenue anticipation notes, which were given the highest short-term credit ratings from the major rating agencies and were well received by the market.


New York

New York's economy continued to strengthen during the past 12 months as revenue collections increased, although the state's western and upstate regions lagged the New York City area. At period-end, the state's credit ratings were Aa3 and AA from rating agencies Moody's and Standard and Poor's, respectively. During the period, Governor George Pataki proposed a $111 billion budget for the 2007 fiscal year, although as of this writing the budget was not yet approved by the state legislature. The budget includes an estimated $840 million in tax cuts and provides for an anticipated $2 billion fiscal year 2006 surplus to be applied to future budget shortfalls. As of February 2006, New York's unemployment rate was 4.7%, slightly below the national average.


North Carolina

North Carolina's economy continued to experience steady growth during the past year, with the state's February 2006 unemployment rate of 4.6% remaining modestly below the national average. The strongest job growth gains came from North Carolina's service sector, while the manufacturing sector - providing approximately 15% of the state's jobs - continued to contract. Governor Michael Easley's $17 billion biannual budget for the 2005-2007 fiscal years seeks to control spending through hiring freezes and cuts while generating revenue through income-, sales- and tobacco-tax increases, as well as a lottery with proceeds dedicated to financing public education expenses. North Carolina posted an operating surplus of more than $500 million, enabling the state to eliminate negative balances in its general fund and its "rainy day" account. The state's financial operations remained solid during the period, with revenue collections surpassing prior forecasts. North Carolina is projected to end the current fiscal year with an even greater operating surplus than in prior fiscal years, providing the state with more financial flexibility.


Ohio

Although Ohio continued to find it difficult to sustain an economic recovery, the state's payrolls improved in 2005 compared to 2004. In addition, Ohio's February 2006 jobless rate of 5.3% was below levels of a year earlier but still above the national average. For the 2006 fiscal year, revenue collections from income-tax receipts and franchise taxes have so far exceeded budgeted estimates by $63 million and $74 million, respectively. Ohio ended the 2005 fiscal year with a general fund balance of $1.2 billion, representing a more than $600 million increase over the prior year's balance. This surplus enabled the state to rebuild its budget stabilization fund to $576 million, and Ohio is on target to increase this amount by the end of the current fiscal year.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006



Pennsylvania

Pennsylvania's economy continued to grow steadily, with an improving unemployment rate of 4.5% that is now slightly below the national average. The commonwealth's financial health also continued to stabilize. In prior years, revenue shortfalls led to a depletion of financial reserves and forced the use of nonrecurring revenues to balance the budget. However, tax increases helped Pennsylvania finish fiscal years 2004 and 2005 with operating surpluses and enabled the replenishment of "rainy day" reserves to $325 million by the end of fiscal year 2005. Through December 2005, the state's year-to-date fiscal year 2006 revenue collections were $171 million, or 1.6% over original estimates. At period-end, the state maintained credit ratings of Aa2 and AA from Moody's and Standard & Poor's, respectively, thanks to conservative budgeting practices, an increasingly diversified service economy and a relatively low debt burden.


How were the portfolios managed during the fiscal year?

As part of our generally conservative approach, we kept the Funds' weighted average portfolio maturities shorter than neutral for the majority of the past 12 months. We continued to favor shorter-dated variable rate demand securities over longer-dated fixed rate notes. Given the rising interest rate environment, variable rate securities, whose rates are reset on a daily or weekly basis, helped us to limit the portfolios' interest rate risk while providing a high degree of credit quality and the flexibility to adapt to changing market conditions. We also saw tax-exempt commercial paper and termed structure products as attractive investment alternatives to one-year fixed rate notes. These securities, which have flexible effective maturities ranging from 30 days to 180 days, allowed us to lock in attractive rates during periods when variable rate demand yields were temporarily low because of seasonal asset inflows into the short-term municipal market. July 2005 and January 2006 were two such periods of strong asset growth in money funds due to interest payments, maturities and bond defeasance (setting aside funds to cover future debt obligations).


How would you characterize the Funds' positioning at the close of the period?

At March 31, 2006, it appeared that the Fed might continue to push short-term interest rates higher in the coming months. For the near future, short-term municipal yields will likely be driven not only by Fed monetary policy but also by some important technical factors. First, April tax time has historically meant an increase in shareholder redemptions and, in turn, a sharp move higher in variable-rate demand yields as assets leave the short-term municipal market. Because the Funds ended the period overweighted in this sector, we believe we are well positioned to take advantage of higher yields if past trends repeat themselves. Second, by summer 2006, short-term notes issued by states and municipalities will come to market to satisfy the issuers' borrowing needs for the upcoming fiscal year. However, short-term note issuance has declined in recent years because of the strength of the U.S. economy and improvements in state and local balance sheets. This reduced supply might cause short-term municipal issues to trade at a premium relative to a period of time when there was more ample supply.

We will closely monitor the credit quality of the portfolios' investments and continue to strive to preserve net asset value for our shareholders while attempting to offer an attractive return.


Edward J. Andrews
Vice President and Portfolio Manager
CMA New York Municipal Money Fund


Steven T. Lewis
Vice President and Portfolio Manager
CMA California Municipal Money Fund
CMA Connecticut Municipal Money Fund
CMA New Jersey Municipal Money Fund


Darrin J. SanFillippo
Vice President and Portfolio Manager
CMA Arizona Municipal Money Fund
CMA Michigan Municipal Money Fund
CMA North Carolina Municipal Money Fund
CMA Pennsylvania Municipal Money Fund


Kevin A. Schiatta
Vice President and Portfolio Manager
CMA Massachusetts Municipal Money Fund
CMA Ohio Municipal Money Fund


Marie Sheehan
Vice President and Portfolio Manager
CMA Florida Municipal Money Fund


April 21, 2006



CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006



Portfolio Holdings*


CMA Arizona Municipal Money Fund


                                            Percent of Total
                                              Investments

Variable Rate Demand Obligations                  90.9%
Put Bonds                                          7.3
Fixed Rate Notes                                   1.8



CMA California Municipal Money Fund


                                            Percent of Total
                                              Investments

Variable Rate Demand Obligations                  83.9%
Fixed Rate Notes                                   7.8
Tax-Exempt Commercial Paper                        5.5
Put Bonds                                          2.8



CMA Connecticut Municipal Money Fund


                                            Percent of Total
                                              Investments

Variable Rate Demand Obligations                  73.6%
Tax-Exempt Commercial Paper                       12.5
Fixed Rate Notes                                  10.4
Put Bonds                                          3.5



CMA Florida Municipal Money Fund


                                            Percent of Total
                                              Investments

Variable Rate Demand Obligations                  82.9%
Tax-Exempt Commercial Paper                       13.7
Fixed Rate Notes                                   3.4



CMA Massachusetts Municipal Money Fund



                                            Percent of Total
                                              Investments

Variable Rate Demand Obligations                  77.8%
Fixed Rate Notes                                  14.2
Tax-Exempt Commercial Paper                        6.1
Put Bonds                                          1.9



CMA Michigan Municipal Money Fund



                                            Percent of Total
                                              Investments

Variable Rate Demand Obligations                  85.9%
Fixed Rate Notes                                   7.7
Put Bonds                                          5.4
Tax-Exempt Commercial Paper                        1.0



CMA New Jersey Municipal Money Fund


                                            Percent of Total
                                              Investments

Variable Rate Demand Obligations                  75.7%
Fixed Rate Notes                                  19.3
Tax-Exempt Commercial Paper                        5.0



CMA New York Municipal Money Fund


                                            Percent of Total
                                              Investments

Variable Rate Demand Obligations                  78.7%
Fixed Rate Notes                                  14.2
Put Bonds                                          5.2
Tax-Exempt Commercial Paper                        1.9



CMA North Carolina Municipal Money Fund


                                            Percent of Total
                                              Investments

Variable Rate Demand Obligations                  90.6%
Tax-Exempt Commercial Paper                        3.9
Put Bonds                                          3.7
Fixed Rate Notes                                   1.8



CMA Ohio Municipal Money Fund


                                            Percent of Total
                                              Investments

Variable Rate Demand Obligations                  72.8%
Fixed Rate Notes                                  22.0
Put Bonds                                          5.2



CMA Pennsylvania Municipal Money Fund


                                            Percent of Total
                                              Investments

Variable Rate Demand Obligations                  86.3%
Fixed Rate Notes                                   5.8
Tax-Exempt Commercial Paper                        5.1
Put Bonds                                          2.8

 * Based on the market value of total investments of each fund as of March 31, 2006. Investments are valued at amortized cost, which approximates market value.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006



Disclosure of Expenses


Shareholders of each Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on October 1, 2005 and held through March 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                          Expenses Paid
                                                                     Ending Account   During the Period++++
                                                     Beginning           Value                Ended            Annualized
                                                  Account Value++    March 31, 2006      March 31, 2006*     Expense Ratio
Actual

CMA Arizona                                            $1,000          $1,011.90              $3.61               .72%
CMA California                                         $1,000          $1,011.90              $2.86               .57%
CMA Connecticut                                        $1,000          $1,011.40              $3.41               .68%
CMA Florida                                            $1,000          $1,009.40              $2.19               .58%
CMA Massachusetts                                      $1,000          $1,011.60              $3.46               .69%
CMA Michigan                                           $1,000          $1,011.70              $3.51               .70%
CMA New Jersey                                         $1,000          $1,011.80              $3.11               .62%
CMA New York                                           $1,000          $1,012.00              $2.86               .57%
CMA North Carolina                                     $1,000          $1,011.50              $3.66               .73%
CMA Ohio                                               $1,000          $1,011.70              $3.51               .70%
CMA Pennsylvania                                       $1,000          $1,011.70              $3.46               .69%

Hypothetical (5% annual return before expenses)**

CMA Arizona                                            $1,000          $1,021.31              $3.63               .72%
CMA California                                         $1,000          $1,022.06              $2.87               .57%
CMA Connecticut                                        $1,000          $1,021.51              $3.43               .68%
CMA Florida                                            $1,000          $1,016.62              $2.20               .58%
CMA Massachusetts                                      $1,000          $1,021.46              $3.48               .69%
CMA Michigan                                           $1,000          $1,021.41              $3.53               .70%
CMA New Jersey                                         $1,000          $1,021.81              $3.13               .62%
CMA New York                                           $1,000          $1,022.06              $2.87               .57%
CMA North Carolina                                     $1,000          $1,021.26              $3.68               .73%
CMA Ohio                                               $1,000          $1,021.41              $3.53               .70%
CMA Pennsylvania                                       $1,000          $1,021.46              $3.48               .69%

   * Expenses for each Fund are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown) for all funds except
     CMA Florida, which was 137/365.

  ** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

  ++ October 1, 2005 for all Funds except CMA Florida, which was November 15, 2005 (commencement of operations).

++++ The period represents the six months ended for all Funds except CMA Florida, which was from November 15, 2005
     (commencement of operations) to March 31, 2006.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006



Schedule of Investments                        CMA Arizona Municipal Money Fund

                                                                 (In Thousands)

     Face
   Amount   Municipal Bonds                                            Value

Arizona--88.6%

  $ 1,650   Arizona Health Facilities Authority, Hospital System
            Revenue Bonds (Northern Arizona Healthcare),
            Series B, VRDN, 3.17% due 10/01/2026 (a)(c)              $    1,650

      450   Arizona Health Facilities Authority, Revenue
            Refunding Bonds (Banner Health System), VRDN,
            Series A, 3.16% due 1/01/2029 (a)(c)                            450

            Arizona Tourism and Sports Authority, Tax Revenue
            Bonds, VRDN (a)(c):
    5,225        PUTTERS, Series 690, 3.21% due 7/01/2011                 5,225
    2,485        ROCS, Series II-R-2134, 3.43% due 7/01/2021              2,485

    1,950   Avondale, Arizona, IDA, IDR, Refunding (National
            Health Investors), VRDN, 3.22% due 12/01/2014 (a)             1,950

    2,050   Casa Grande, Arizona, IDA, IDR (Price Companies,
            Inc. Project), VRDN, AMT, Series A, 3.23%
            due 12/01/2017 (a)                                            2,050

    1,100   Chandler, Arizona, IDA, IDR (Red Rock Stamping
            Company Project), VRDN, AMT, 3.32%
            due 2/01/2020 (a)                                             1,100

    5,000   Cochise County, Arizona, Pollution Control
            Corporation, Solid Waste Disposal Revenue Bonds
            (Arizona Electric Power Co-Operative Inc. Project),
            VRDN, AMT, 3.40% due 9/01/2024 (a)                            5,000

            Coconino County, Arizona, Pollution Control
            Corporation Revenue Bonds, VRDN, AMT (a):
    2,700        (Arizona Public Service Co.--Navajo Project),
                 Series A, 3.20% due 10/01/2029                           2,700
    9,000        (Arizona Public Service Co. Project), 3.15%
                 due 11/01/2033                                           9,000

    7,000   Maricopa County, Arizona, IDA, Health Facilities
            Revenue Bonds, PUTTERS, VRDN, Series 420, 3.22%
            due 1/01/2010 (a)                                             7,000



     Face
   Amount   Municipal Bonds                                            Value

Arizona (continued)

  $ 4,545   Maricopa County, Arizona, IDA, IDR (Trans-Matic
            Manufacturing Production Project), VRDN, AMT,
            3.24% due 10/01/2026 (a)                                 $    4,545

            Maricopa County, Arizona, IDA, M/F Housing
            Revenue Refunding Bonds, VRDN, AMT (a)(e):
    2,540        (Las Gardenias Apartments LP Project), Series A,
                 3.20% due 4/15/2033                                      2,540
    3,600        (San Martin Apartments Project), Series A-1,
                 3.20% due 6/15/2035                                      3,600
    4,000        (San Remo Apartments Project), 3.20%
                 due 9/15/2035                                            4,000
    6,300        (Villas Solanas Apartments), Series A, 3.20%
                 due 11/15/2032                                           6,300

    4,345   Maricopa County, Arizona, IDA, S/F Mortgage
            Revenue Bonds, FLOATS, VRDN, AMT, Series 1165,
            3.24% due 8/01/2006 (a)                                       4,345

    4,300   Maricopa County, Arizona, Pollution Control
            Corporation, PCR, Refunding, ROCS, VRDN,
            Series II-R-407, 3.21% due 8/01/2040 (a)(d)                   4,300

    1,600   McAllister Academic Village, LLC, Arizona, Revenue
            Bonds (Arizona State University Project), VRDN,
            Series A, 3.18% due 7/01/2045 (a)(b)                          1,600

    5,600   Phoenix, Arizona, Civic Improvement Corporation,
            State of Arizona, Distribution Revenue Bonds, TOCS,
            VRDN, Series Z-11, 3.24% due 5/08/2034 (a)(d)                 5,600

    8,420   Phoenix, Arizona, IDA, M/F Housing Revenue Bonds
            (Mariners Pointe Apartments Project), VRDN, AMT,
            Series A, 3.27% due 10/01/2023 (a)                            8,420

            Phoenix, Arizona, IDA, M/F Housing Revenue
            Refunding Bonds, VRDN (a):
    1,500        (Paradise Lakes Apartments Project), 3.22%
                 due 7/01/2025                                            1,500
    3,295        (Westward Housing Apartments Project), AMT,
                 Series A, 3.27% due 4/01/2033                            3,295



Portfolio Abbreviations


ACES (SM)  Adjustable Convertible Extendible Securities
AMT        Alternative Minimum Tax (subject to)
ARCS       Auction Rate Certificates
BAN        Bond Anticipation Notes
COP        Certificates of Participation
CP         Commercial Paper
EDA        Economic Development Authority
EDR        Economic Development Revenue Bonds
FLOATS     Floating Rate Securities
GO         General Obligation Bonds
HDA        Housing Development Authority
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDR        Industrial Development Revenue Bonds
MERLOTS    Municipal Extendible Receipt Liquidity Option
           Tender Securities
M/F        Multi-Family
MSTR       Municipal Securities Trust Receipts
PCR        Pollution Control Revenue Bonds
PUTTERS    Puttable Tax-Exempt Receipts
RAN        Revenue Anticipation Notes
ROCS       Reset Option Certificates
SAN        State Aid Notes
S/F        Single-Family
TAN        Tax Anticipation Notes
TEAMS      Tax-Exempt Adjustable Municipal Securities
TOCS       Tender Option Certificates
TRAN       Tax Revenue Anticipation Notes
VRDN       Variable Rate Demand Notes



CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006



Schedule of Investments (concluded)            CMA Arizona Municipal Money Fund

                                                                 (In Thousands)

     Face
   Amount   Municipal Bonds                                            Value

Arizona (continued)

            Phoenix, Arizona, IDA, Revenue Bonds:
  $ 5,170        (Leggett & Platt Inc. Project), VRDN, AMT,
                 3.23% due 7/01/2029 (a)                             $    5,170
    6,825        (Pilgrim Rest Foundation Inc. Project), VRDN,
                 Series A, 3.28% due 10/01/2030 (a)                       6,825
    1,000        (Safeway Inc. Ice Cream Plant Project), 1.15%
                 due 4/01/2006                                            1,000
    2,500        (Salvo Properties LLC Project), VRDN, AMT,
                 3.35% due 3/01/2031 (a)                                  2,500
    3,660        (Swift Aviation Services Inc. Project), VRDN,
                 AMT, 3.20% due 7/01/2024 (a)                             3,660

    6,624   Phoenix, Arizona, IDA, S/F Mortgage Revenue Bonds,
            VRDN, Series A, 3.34% due 5/01/2006 (a)                       6,624

    1,200   Pima County, Arizona, IDA, IDR, Refunding
            (Brush Wellman Inc. Project), VRDN, 3.25%
            due 9/01/2009 (a)                                             1,200

    5,550   Pima County, Arizona, IDA, IDR (Tucson Electric
            Power Company--Irvington Project), VRDN, 3.20%
            due 10/01/2022 (a)                                            5,550

            Pima County, Arizona, IDA Revenue Bonds, VRDN (a):
    4,770        (Lease Purchase), 3.32% due 6/01/2007                    4,770
    2,000        (Senior Living Facilities-La Posada), Series A,
                 3.18% due 5/01/2032                                      2,000

    2,800   Pima County, Arizona, IDA, S/F Mortgage Revenue
            Bonds, VRDN, 4.77% due 2/04/2012 (a)                          2,800

            Salt River Project, Arizona, Agricultural Improvement
            and Power District, Electric System Revenue Refunding
            Bonds:
    1,100        Series B, 5.15% due 1/01/2007                            1,115
    1,000        Series C, 4.80% due 1/01/2007                            1,011

    3,300   Scottsdale, Arizona, IDA, Limited Obligation Revenue
            Bonds (Notre Dame School), VRDN, Series A, 3.22%
            due 5/01/2021 (a)                                             3,300

    1,235   Tempe, Arizona, IDA, Revenue Bonds (ASUF Brickyard,
            LLC Project), VRDN, Series A, 3.18% due 7/01/2034 (a)         1,235



     Face
   Amount   Municipal Bonds                                            Value

Arizona (concluded)

  $ 1,800   Tempe, Arizona, IDA, Senior Living Revenue Bonds
            (Tempe Life Care VLG Inc. Project), VRDN, Series C,
            3.17% due 12/01/2027 (a)                                 $    1,800

    2,205   Tucson, Arizona, IDA, IDR (Fluoresco Old Nogales
            Project), VRDN, AMT, 3.50% due 8/01/2025 (a)                  2,205

    3,460   Tucson, Arizona, IDA Revenue Bonds (United Way
            Capital Corporation Project), VRDN, 3.45%
            due 6/01/2021 (a)                                             3,460

    1,000   University of Arizona, COP (Student Union Bookstore),
            VRDN, Series B, 3.17% due 6/01/2024 (a)(b)                    1,000

    4,500   Verrado Western Overlay Community Facilities
            District, Arizona, GO, VRDN, 3.26% due
            7/01/2029 (a)                                                 4,500


Puerto Rico--10.5%

    1,895   Municipal Securities Trust Certificates, Puerto Rico,
            GO, VRDN, Series 2002-199, Class A, 3.17%
            due 1/25/2016 (a)(c)                                          1,895

    7,475   Puerto Rico Commonwealth Infrastructure Financing
            Authority, Special Obligation Revenue Refunding
            Bonds, MERLOTS, VRDN, Series A-11, 2.75%
            due 7/01/2022 (a)(d)                                          7,475

    3,100   Puerto Rico Commonwealth, TRAN, Refunding,
            4.50% due 7/28/2006                                           3,113

    2,831   Puerto Rico Public Buildings Authority Revenue
            Refunding Bonds, FLOATS, VRDN, Series 747D,
            3.18% due 7/01/2017 (a)(f)(g)                                 2,831

    2,431   Puerto Rico Public Finance Corporation Revenue
            Bonds, FLOATS, VRDN, Series 919, 3.18%
            due 8/01/2026 (a)(f)(g)                                       2,431

Total Investments (Cost--$168,125*)--99.1%                              168,125
Other Assets Less Liabilities--0.9%                                       1,522
                                                                     ----------
Net Assets--100.0%                                                   $  169,647
                                                                     ==========


  * Cost for federal income tax purposes.

(a) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(b) AMBAC Insured.

(c) MBIA Insured.

(d) FGIC Insured.

(e) FNMA Collateralized.

(f) CIFG Insured.

(g) Tradable Custodial Receipts (TRACERS).

    See Notes to Financial Statements.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006



Schedule of Investments                     CMA California Municipal Money Fund

                                                                 (In Thousands)

     Face
   Amount   Municipal Bonds                                            Value

California--98.4%

 $ 17,000   ABAG Finance Authority for Non-Profit Corporations,
            California, Lease Revenue Bonds, Pass-Through
            Obligations, VRDN, Series A, 4.85%
            due 7/01/2008 (i)(l)                                     $   17,000

   19,995   ABAG Finance Authority for Non-Profit Corporations,
            California, M/F Revenue Bonds (Southport
            Apartments), VRDN, Series A, 3.20% due
            1/15/2036 (e)(i)                                             19,995

    6,495   ABN AMRO MuniTops Certificates Trust, California,
            GO, Refunding, VRDN, Series 2003-1, 3.19%
            due 2/01/2010 (a)(i)(m)                                       6,495

   16,000   ABN AMRO MuniTops Certificates Trust, California,
            Revenue Bonds, VRDN, Series 2005-50, 3.19%
            due 12/01/2012 (a)(i)                                        16,000

    9,495   ABN AMRO MuniTops Certificates Trust, California,
            Revenue Refunding Bonds, VRDN, Series 2006-11,
            3.20% due 11/01/2013 (g)(i)                                   9,495

   10,045   ABN AMRO MuniTops Certificates Trust, GO, VRDN,
            Series 2003-9, 3.18% due 9/01/2011 (g)(i)                    10,045

            ABN AMRO MuniTops Certificates Trust, VRDN (i):
   16,912        Series 1998-17, 3.19% due 7/05/2006 (c)                 16,912
    5,000        Series 1998-25, 3.19% due 7/05/2006 (c)                  5,000
    5,373        Series 1999-7, 3.17% due 7/04/2007 (g)                   5,373

    5,590   Alhambra, California, Unified School District, GO, ROCS,
            VRDN, Series II-R-2192, 3.43% due 6/01/2006 (c)(i)            5,590

   15,000   Auburn, California, Union School District, COP,
            Refunding, VRDN, 3.21% due 12/01/2032 (f)(i)                 15,000

   15,210   Bakersfield, California, Hospital Revenue Refunding
            Bonds, FLOATS, VRDN, Series 788, 3.21%
            due 3/01/2019 (g)(i)                                         15,210

    2,825   California Community College Financing Authority,
            TRAN, Series A, 4% due 6/30/2006 (f)                          2,834

   10,335   California Educational Facilities Authority Revenue
            Bonds (Life Chiropractic College), VRDN, 3.18%
            due 1/01/2025 (i)                                            10,335

            California HFA, Home Mortgage Revenue Bonds,
            VRDN, AMT (i):
   15,300        Series B, 3.12% due 8/01/2033 (f)                       15,300
   29,500        Series M, 3.15% due 8/01/2033                           29,500
   12,200        Series R, 3.15% due 8/01/2023 (a)                       12,200

            California HFA, M/F Housing Revenue Bonds, VRDN,
            AMT (i):
   21,740        Series A, 3.16% due 2/01/2026                           21,740
   29,175        Series A, 3.16% due 2/01/2035                           29,175
   38,300        Series C, 3.12% due 2/01/2033                           38,300

            California Health Facilities Financing Authority
            Revenue Bonds, FLOATS, VRDN (g)(i):
   17,686        Series 591, 3.21% due 3/01/2014                         17,686
   22,170        Series 592, 3.21% due 3/01/2021                         22,170

            California Infrastructure and Economic Development
            Bank, Revenue Refunding Bonds, VRDN (i):
    3,585        (Guided Discoveries Inc. Project), 3.19%
                 due 6/01/2032                                            3,585
   17,000        (J. Paul Getty Trust Project), Series B, 3.25%
                 due 2/02/2007                                           17,000
    9,400        (J. Paul Getty Trust Project), Series C, 3.17%
                 due 8/02/2006                                            9,400



     Face
   Amount   Municipal Bonds                                            Value

California (continued)

            California Pollution Control Financing Authority,
            PCR, Refunding (Pacific Gas and Electric), VRDN (i):
 $125,250        AMT, Series B, 3.13% due 11/01/2026                 $  125,250
   31,000        Series C, 3.07% due 11/01/2026                          31,000
    4,000        Series F, 3.07% due 11/01/2026                           4,000

   10,000   California Pollution Control Financing Authority,
            Pollution Control Revenue Refunding Bonds,
            PUTTERS, VRDN, AMT, Series 475, 3.22%
            due 6/01/2006 (c)(i)                                         10,000

   33,000   California Pollution Control Financing Authority,
            Resource Recovery Revenue Bonds (Atlantic
            Richfield Co. Project), VRDN, Series A, 3.13%
            due 12/01/2024 (i)                                           33,000

   82,250   California School Cash Reserve Program Authority,
            Pooled Revenue Bonds, VRDN, Series A, 4%
            due 7/06/2006 (i)                                            82,490

            California State, CP:
   16,700        3.25% due 5/02/2006                                     16,700
   14,500        3.22% due 5/08/2006                                     14,500

            California State Department of Water Resources,
            Power Supply Revenue Bonds, VRDN (i):
  114,070        Series B-1, 3.07% due 5/01/2022                        114,070
   14,000        Series B-2, 3.07% due 5/01/2022                         14,000
    6,775        Series B-3, 3.07% due 5/01/2022                          6,775
   12,700        Series C-2, 3.17% due 5/01/2022 (a)                     12,700

            California State Department of Water Resources,
            Power Supply Revenue Refunding Bonds, VRDN (i):
   19,610        Sub-Series F-2, 3.09% due 5/01/2020                     19,610
   10,000        Sub-Series F-4, 3.07% due 5/01/2022                     10,000
   25,000        Sub-Series G-10, 3.17% due 5/01/2018 (c)                25,000
   25,000        Sub-Series G-13, 3.17% due 5/01/2018 (c)                25,000

            California State Economic Recovery, GO, FLOATS,
            VRDN (i):
    7,100        Series 1041, 3.18% due 7/01/2012 (g)                     7,100
   17,500        Series L27, 3.18% due 7/01/2017                         17,500

   23,985   California State, GO, FLOATS, VRDN, Series 1261,
            3.24% due 3/01/2034 (i)                                      23,985

    9,160   California State, GO, MERLOTS, VRDN, Series B-45,
            3.20% due 10/01/2029 (i)                                      9,160

            California State, GO, MSTR, VRDN (i):
    2,850        Series SGA-7, 3.19% due 9/01/2018 (f)                    2,850
    9,600        Series SGA-39, 3.19% due 6/01/2014 (g)                   9,600
    2,990        Series SGA-40, 3.19% due 6/01/2013 (c)                   2,990
   35,000        Series SGB 60-1, 3.20% due 6/01/2033 (b)(m)             35,000
    9,370        Series SGA-72, 3.19% due 6/01/2017 (c)                   9,370

            California State, GO, Refunding, VRDN (i):
    8,995        MERLOTS, Series A-17, 3.20% due 2/01/2018 (a)            8,995
   25,950        MSTR, Series SGA-119, 3.14% due 9/01/2028 (c)           25,950
   24,370        MSTR, Series SGA-135, 3.14%
                 due 12/01/2030 (a)(m)                                   24,370
   25,700        MSTR, Series SGA-136, 3.14%
                 due 12/01/2030 (k)                                      25,700
    5,215        PUTTERS, Series 806, 3.20% due 3/01/2013 (g)             5,215
   10,645        PUTTERS, Series 1082, 3.60% due 8/01/2013 (f)           10,645



CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006



Schedule of Investments (continued)         CMA California Municipal Money Fund

                                                                 (In Thousands)

     Face
   Amount   Municipal Bonds                                            Value

California (continued)

 $  2,800   California State, GO, VRDN, Sub-Series B-7, 3.08%
            due 5/01/2040 (i)                                        $    2,800

    4,880   California State Public Works Board, Lease Revenue
            Bonds, PUTTERS, VRDN, Series 609, 3.20%
            due 11/01/2012 (c)(i)                                         4,880

   60,000   California State, RAN, 4.50% due 6/30/2006                   60,220

   24,400   California Statewide Communities Development
            Authority, CP, 3.25% due 5/15/2006                           24,400

            California Statewide Communities Development
            Authority, M/F Housing Revenue Bonds, VRDN,
            AMT (i):
   10,000        (Canyon Creek Apartments), Series C, 3.22%
                 due 6/15/2025 (e)                                       10,000
    6,420        (Hallmark Housing Apartments), Series ZZ,
                 3.20% due 12/15/2036 (e)                                 6,420
    6,700        (Hermosa Vista Apartments), Series XX, 3.20%
                 due 5/15/2036 (e)                                        6,700
    4,200        (Kimberly Woods), Series B, 3.22%
                 due 6/15/2025 (e)                                        4,200
   13,205        (Knolls at Green Valley), Series FF, 3.20%
                 due 7/15/2036 (e)                                       13,205
   15,100        (Oakmont Chino Hills), Series P, 3.20%
                 due 6/01/2036                                           15,100
    5,335        (Second Street Senior Apartments), Series TT,
                 3.20% due 12/15/2036 (e)                                 5,335
    7,300        (Vineyard Creek LP), Series W, 3.20%
                 due 12/01/2036                                           7,300

   17,150   California Statewide Communities Development
            Authority, M/F Revenue Bonds (Crossings Senior
            Apartments), VRDN, AMT, Series I, 3.23%
            due 7/15/2040 (i)                                            17,150

            California Statewide Communities Development
            Authority Revenue Bonds:
   11,400        (Kaiser Permanente), VRDN, Series A, 3.17%
                 due 10/01/2013 (i)                                      11,400
   20,000        Series A-1, 4% due 6/30/2006 (f)                        20,066
    8,300        VRDN, Series L, 3.17% due 4/01/2038 (i)                  8,300
   14,000        VRDN, Series M, 3.17% due 4/01/2038 (i)                 14,000

   35,375   California Statewide Communities Development
            Authority, Revenue Refunding Bonds (University
            Retirement Community at Davis), VRDN, 3.08%
            due 11/15/2030 (h)(i)                                        35,375

   14,315   Carlsbad, California, M/F Housing Revenue Bonds
            (The Greens Apartments), VRDN, AMT, Series A,
            3.19% due 6/01/2046 (i)                                      14,315

    6,194   Clipper Tax-Exempt Trust, California, COP, VRDN,
            AMT, Series 98-9, 3.25% due 8/01/2006 (i)                     6,194

    7,135   Contra Costa, California, Water District Water
            Revenue Refunding Bonds, FLOATS, VRDN,
            Series 850, 3.18% due 10/01/2019 (f)(i)                       7,135

   14,500   Contra Costa County, California, M/F Housing
            Revenue Bonds (Creekview Apartments), VRDN,
            AMT, Series B, 3.20% due 7/01/2036 (d)(i)                    14,500

    5,800   Dublin, California, M/F Housing Authority Revenue
            Bonds (Park Sierra), VRDN, AMT, Series A, 3.20%
            due 6/01/2028 (i)                                             5,800


     Face
   Amount   Municipal Bonds                                            Value

California (continued)

 $ 21,000   Eagle Tax-Exempt Trust, California Infrastructure
            and Economic Development Bank Revenue Bonds,
            VRDN, Series 2003-0042, Class A, 3.20%
            due 7/01/2037 (a)(i)                                     $   21,000

   18,320   Eagle Tax-Exempt Trust, California State Department
            of Water Resources, Power Supply Revenue Bonds,
            VRDN, Series 2002-6017, Class A, 3.20%
            due 5/01/2018 (a)(i)                                         18,320

   15,000   Eagle Tax-Exempt Trust, California State University,
            Revenue Refunding Bonds, VRDN, Series 2005-0082,
            Class A, 3.20% due 11/01/2035 (g)(i)                         15,000

   29,700   Eagle Tax-Exempt Trust, California, VRDN, Series
            2000-0501, Class A, 3.20% due 10/01/2028 (i)                 29,700

   13,000   Eagle Tax-Exempt Trust, Los Angeles, California,
            Department of Water and Power Revenue Bonds,
            VRDN, Series 2006-0010, Class A, 3.20%
            due 7/01/2035 (f)(i)                                         13,000

   11,700   Eagle Tax-Exempt Trust, Los Angeles, California,
            Department of Water and Power, Waterworks
            Revenue Bonds, VRDN, Series 2006-0036, Class A,
            3.20% due 7/01/2030 (a)(i)                                   11,700

    4,800   Eagle Tax-Exempt Trust, Los Angeles, California,
            Unified School District, GO, VRDN, Series 2003-0043,
            Class A, 3.20% due 1/01/2028 (g)(i)                           4,800

    6,430   Eagle Tax-Exempt Trust, Sacramento County,
            California, Sanitation District Financing Authority
            Revenue Bonds, VRDN, Series 2006-0023, Class A,
            3.20% due 12/01/2035 (a)(i)                                   6,430

    9,900   Eagle Tax-Exempt Trust, San Diego, California,
            Community College District, GO, VRDN, Series
            2006-0042, Class A, 3.20% due 5/01/2030 (f)(i)                9,900

    5,500   Eagle Tax-Exempt Trust, San Diego, California,
            Unified School District, GO, VRDN, Series 2006-0041,
            Class A, 3.20% due 7/01/2029 (f)(i)                           5,500

    2,445   Eagle Tax-Exempt Trust, University of California,
            Revenue Refunding Bonds, VRDN, Series 2005-0006,
            Class A, 3.20% due 5/15/2033 (a)(i)                           2,445

   19,180   East Bay Municipal Utility District, California,
            Wastewater System Revenue Refunding Bonds,
            VRDN, Sub-Series B, 3.10% due 6/01/2027 (i)(k)               19,180

    2,525   East Bay Municipal Utility District, California, Water
            System Revenue Refunding Bonds, ROCS, VRDN,
            Series RR-II-R-2073, 3.20% due 6/01/2019 (g)(i)               2,525

   35,000   Eclipse Funding Trust, Solar Eclipse Certificates,
            California, GO, Refunding, VRDN, Series 2005-0004,
            3.18% due 6/01/2024 (g)(i)                                   35,000

   29,000   Fillmore, California, Public Financing Authority,
            Revenue Refunding Bonds (Central City
            Redevelopment Project), VRDN, Series A, 3.17%
            due 5/01/2031 (i)                                            29,000

    1,995   Fontana, California, Public Financing Authority, Tax
            Allocation Revenue Refunding Bonds, PUTTERS,
            VRDN, Series 707, 3.20% due 4/01/2013 (a)(i)                  1,995

    8,935   Fresno, California, Airport Revenue Bonds, MERLOTS,
            VRDN, AMT, Series B2, 3.25% due 7/01/2030 (f)(i)              8,935



CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006



Schedule of Investments (continued)         CMA California Municipal Money Fund

                                                                 (In Thousands)

     Face
   Amount   Municipal Bonds                                            Value

California (continued)

 $  4,685   Fresno, California, Water System Revenue Refunding
            Bonds, MSTR, VRDN, Series SGA 76, 3.19%
            due 6/01/2024 (c)(i)                                     $    4,685

   11,431   Glendale, California, Hospital Revenue Refunding
            Bonds, FLOATS, VRDN, Series 590, 3.21%
            due 3/01/2014 (g)(i)                                         11,431

            Golden State Tobacco Securitization Corporation of
            California, Tobacco Settlement Revenue Refunding
            Bonds, VRDN (i):
   15,000        FLOATS, Series 1269, 3.45% due 6/01/2035 (c)            15,000
    4,900        TOCS, Series Z-4, 3.23% due 12/13/2023 (a)               4,900
    2,500        TOCS, Series Z-5, 3.23% due 5/06/2022 (f)                2,500

   19,430   Loma Linda, California, M/F Housing Revenue
            Refunding Bonds (Loma Linda Springs), VRDN, AMT,
            3.19% due 12/15/2031 (e)(i)                                  19,430

    1,795   Long Beach, California, Harbor Revenue Bonds,
            PUTTERS, VRDN, AMT, Series 730, 3.22%
            due 11/15/2012 (g)(i)                                         1,795

    6,875   Los Angeles, California, Community Redevelopment
            Agency, M/F Housing Revenue Bonds (Wilshire
            Station Apartments Project), VRDN, AMT, Series A,
            3.13% due 10/15/2038 (i)                                      6,875

    3,000   Los Angeles, California, Department of Airports,
            Airport Municipal Trust Revenue Bonds, FLOATS,
            VRDN, Series SG 61, 3.22% due 5/15/2020 (i)(j)                3,000

    6,815   Los Angeles, California, Department of Water and
            Power, Revenue Refunding Bonds, ROCS, VRDN,
            Series II-R-4510, 3.20% due 7/01/2021 (g)(i)                  6,815

            Los Angeles, California, Department of Water and
            Power, Waterworks Revenue Bonds, ROCS, VRDN (i):
    6,300        Series II-R-516, 3.20% due 7/01/2035 (a)                 6,300
    2,500        Series II-R-535, 3.19% due 7/01/2038 (c)                 2,500

            Los Angeles, California, Department of Water and
            Power, Waterworks Revenue Refunding Bonds,
            VRDN (i):
   18,000        FLOATS, Series H, 3.20% due 7/07/2014 (a)               18,000
    3,120        MERLOTS, Series A24, 3.20% due 7/01/2030 (g)             3,120

    5,000   Los Angeles, California, Harbor Department Revenue
            Bonds, FLOATS, VRDN, Series SG-59, 3.22%
            due 8/01/2026 (i)                                             5,000

   22,420   Los Angeles, California, S/F Home Mortgage Revenue
            Bonds, VRDN, AMT, 3.94% due 12/01/2006 (i)                   22,420

            Los Angeles, California, Unified School District, GO,
            VRDN (i):
   18,340        FLOATS, Series 924, 3.18% due 7/01/2023 (f)             18,340
    4,970        MERLOTS, Series B12, 3.20% due 1/01/2027 (g)             4,970
   10,645        ROCS, Series II-R-2219, 3.20% due 7/01/2023 (a)         10,645

   21,350   Los Angeles, California, Water and Power Revenue
            Refunding Bonds, VRDN, Sub-Series B-3, 3.06%
            due 7/01/2034 (i)                                            21,350

            Los Angeles County, California, Metropolitan
            Transportation Authority, Revenue Refunding Bonds,
            MSTR, VRDN (f)(i):
   40,000        Series SGB-1, 3.20% due 7/01/2025                       40,000
   40,850        Series SGB-2, 3.20% due 7/01/2021                       40,850



     Face
   Amount   Municipal Bonds                                            Value

California (continued)

 $ 20,000   Los Angeles County, California, TRAN, 4%
            due 6/30/2006                                            $   20,065

    9,100   Manteca, California, Redevelopment Agency,
            Subordinate Tax Allocation Refunding Bonds
            (Amended Merged Project Area), VRDN, 3.06%
            due 10/01/2042 (i)(k)                                         9,100

    6,100   Metropolitan Water District of Southern California,
            Waterworks Revenue Bonds, VRDN, Series C-2,
            3.05% due 7/01/2036 (i)                                       6,100

   20,000   Milpitas, California, M/F Housing Revenue Bonds
            (Crossing at Montague), VRDN, AMT, Series A,
            3.20% due 8/15/2033 (e)(i)                                   20,000

    7,435   Monrovia, California, Unified School District,
            GO, MSTR, VRDN, Series SGA 70, 3.19%
            due 8/01/2022 (g)(i)                                          7,435

            Municipal Securities Trust Certificates, California, GO,
            VRDN, Class A (i):
   24,550        Series 2000-97, 3.19% due 9/01/2016 (c)                 24,550
   20,860        Series 2001-118, 3.14% due 3/03/2009 (c)                20,860
    8,865        Series 2005-241, 3.30% due 6/03/2022 (g)                 8,865
    8,030        Series 2006-249, 3.30% due 1/25/2016 (c)                 8,030
    5,630        Series 2006-255, 3.30% due 5/10/2023 (g)                 5,630
   10,000        Series 5006-BBT, 3.30% due 11/13/2023 (g)               10,000
   19,330        Series 5007-BBT, 3.30% due 10/20/2025 (c)               19,330
    7,795        Series 5008-BBT, 3.30% due 2/27/2027 (f)                 7,795
   10,750        Series 5009-BBT, 3.30% due 3/14/2022 (c)                10,750
    9,140        Series 5010-BBT, 3.30% due 3/18/2025 (g)                 9,140

   11,660   Municipal Securities Trust Certificates, California,
            Revenue Bonds, VRDN, Series 2005-239, Class A,
            3.30% due 5/05/2027 (g)(i)                                   11,660

   29,160   Municipal Securities Trust Certificates, California,
            Revenue Refunding Bonds, VRDN, Series 2006-258,
            Class A, 3.30% due 1/12/2017 (a)(i)                          29,160

   11,720   Municipal Securities Trust Certificates, California, Tax
            Allocation Refunding Bonds, VRDN, Series 2005-243,
            Class A, 3.19% due 10/02/2013 (f)(i)                         11,720

    2,440   Oakland, California, Sewer Revenue Bonds, PUTTERS,
            VRDN, Series 631, 3.20% due 6/15/2022 (f)(i)                  2,440

   46,100   Orange County, California, Sanitation District, COP,
            VRDN, 3.07% due 2/01/2036 (i)                                46,100

    7,200   Pittsburg, California, Redevelopment Agency,
            Subordinate Tax Allocation Bonds (Los Medanos
            Community Development Project), VRDN, Series A,
            3.06% due 9/01/2035 (a)(i)                                    7,200

    6,350   Pittsburg, California, Redevelopment Agency, Tax
            Allocation Refunding Bonds, ROCS, VRDN,
            Series RR-II-R-2070, 3.20% due 8/01/2020 (g)(i)               6,350

   13,570   Port of Oakland, California, Port Revenue Bonds,
            MSTR, VRDN, Series SG 112, 3.22%
            due 11/01/2025 (i)                                           13,570

   15,885   Port of Oakland, California, Revenue Refunding
            Bonds, MERLOTS, VRDN, AMT, Series B-36, 3.25%
            due 11/01/2021 (c)(i)                                        15,885

    3,300   Riverside County, California, IDA, IDR (Universal Forest
            Products), VRDN, AMT, 3.23% due 8/01/2029 (i)                 3,300



CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006



Schedule of Investments (concluded)         CMA California Municipal Money Fund

                                                                 (In Thousands)

     Face
   Amount   Municipal Bonds                                            Value

California (continued)

 $  5,100   Sacramento, California, City Financing Authority, Tax
            Allocation Revenue Bonds, TOCS, VRDN, Series Z-3,
            3.23% due 12/12/2025 (c)(i)                              $    5,100

            Sacramento, California, Housing Authority, M/F
            Housing Revenue Bonds, VRDN, AMT (i):
   11,800        (Greenfair Apartments), Series G, 3.24%
                 due 12/01/2030                                          11,800
   15,490        (Lofts at Natomas Apartments), Series F, 3.20%
                 due 4/15/2036 (e)                                       15,490

   50,000   Sacramento, California, Municipal Utility District, CP,
            3.08% due 4/18/2006                                          50,000

    2,085   Sacramento, California, Municipal Utility District,
            Electric Revenue Bonds, PUTTERS, VRDN, Series 591,
            3.20% due 8/15/2011 (g)(i)                                    2,085

   12,910   Sacramento, California, Municipal Utility District,
            Electric Revenue Refunding Bonds, FLOATS, VRDN,
            Series 748, 3.18% due 8/15/2028 (f)(i)                       12,910

    6,250   Sacramento County, California, COP, ROCS, VRDN,
            Series II-R-5007, 3.20% due 12/01/2023 (a)(i)                 6,250

    3,230   Sacramento County, California, Sanitation District
            Financing Authority Revenue Bonds, ROCS, VRDN,
            Series II-R-504, 3.20% due 12/01/2035 (a)(i)                  3,230

    7,000   San Diego, California, Sewer Revenue Bonds, FLOATS,
            VRDN, Series SG 14, 3.21% due 5/15/2020 (i)(j)                7,000

            San Diego, California, Unified Port District, CP:
   20,160        3.15% due 5/01/2006                                     20,160
   22,134        3.18% due 5/01/2006                                     22,134

    6,235   San Diego, California, Unified School District,
            GO, FLOATS, VRDN, Series 964 D, 3.18%
            due 7/01/2025 (g)(i)                                          6,235

    5,980   San Diego County, California, COP (San Diego Jewish
            Academy), VRDN, 3.19% due 12/01/2028 (i)                      5,980

            San Francisco, California, City and County Airport
            Commission, International Airport Revenue Bonds,
            MSTR, VRDN (i):
    7,705        AMT, Series SGA-56, 3.22% due 5/01/2026 (g)              7,705
   16,555        Series SG-116, 3.21% due 5/01/2026                      16,555

   20,000   San Francisco, California, City and County Airport
            Commission, International Airport Revenue Refunding
            Bonds, VRDN, AMT, Second Series, Issue 33C, 3.22%
            due 5/01/2025 (i)(k)                                         20,000

    5,535   San Joaquin County, California, COP, ROCS, VRDN,
            Series II-R-2030, 3.43% due 6/01/2006 (g)(i)                  5,535



     Face
   Amount   Municipal Bonds                                            Value

California (concluded)

 $  2,640   San Jose, California, Airport Revenue Refunding
            Bonds, ROCS, VRDN, Series II-R-2004, 3.20%
            due 3/01/2016 (f)(i)                                     $    2,640

            San Jose, California, M/F Housing Revenue Bonds,
            VRDN (i):
   12,000        (Carlton Homes), AMT, Series A, 3.19%
                 due 10/15/2032 (e)                                      12,000
   26,400        (Siena Renaissance Square Apartments), 3.20%
                 due 12/01/2029                                          26,400

    9,935   Santa Clara, California, Electric Revenue Refunding
            Bonds, MSTR, VRDN, Series SGA-75, 3.19%
            due 7/01/2027 (a)(i)                                          9,935

   22,150   Santa Cruz County, California, Board of Education,
            GO, TRAN, 4% due 6/30/2006                                   22,224

            Simi Valley, California, M/F Housing Revenue Bonds,
            VRDN (i):
   12,500        (Parker Ranch Project), AMT, Series A, 3.20%
                 due 7/15/2036 (e)                                       12,500
   12,000        (Shadowridge Apartments), 3.22% due 9/01/2019           12,000

    8,065   Sweetwater, California, Unified High School District,
            GO, ROCS, VRDN, Series II-R-534, 3.20%
            due 8/01/2029 (f)(i)                                          8,065

    2,630   University of California Revenue Bonds, ROCS, VRDN,
            Series II-R-3007, 3.43% due 6/01/2006 (f)(i)                  2,630

    9,200   Upland, California, Apartment Development Revenue
            Refunding Bonds (Mountain Springs--Issue A), VRDN,
            3.14% due 11/15/2028 (e)(i)                                   9,200

   10,000   Victorville, California, Joint Powers Financing
            Authority, Lease Revenue Bonds (Cogeneration Facility
            Project), VRDN, Series A, 3.18% due 5/01/2037 (i)            10,000

   14,800   Whittier, California, Revenue Refunding Bonds
            (Whittier College), VRDN, 3.21% due 12/01/2033 (h)(i)        14,800


Puerto Rico--0.3%

    4,900   Municipal Securities Trust Certificates, Puerto Rico,
            Revenue Bonds, VRDN, Series 2000-107, Class A,
            3.17% due 5/19/2009 (f)(i)                                    4,900

    4,000   Puerto Rico Commonwealth, FLOATS, VRDN, Series
            PMD-8, 3.20% due 7/01/2026 (g)(i)                             4,000

Total Investments (Cost--$2,657,514*)--98.7%                          2,657,514
Other Assets Less Liabilities--1.3%                                      35,945
                                                                     ----------
Net Assets--100.0%                                                   $2,693,459
                                                                     ==========


  * Cost for federal income tax purposes.

(a) AMBAC Insured.

(b) CIFG Insured.

(c) FGIC Insured.

(d) FHLMC Collateralized.

(e) FNMA Collateralized.

(f) FSA Insured.

(g) MBIA Insured.

(h) Radian Insured.

(i) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(j) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(k) XL Capital Insured.

(l) CaHLIF Insured.

(m) Tradable Custodial Receipts (TRACERS).

    See Notes to Financial Statements.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006



Schedule of Investments                    CMA Connecticut Municipal Money Fund

                                                                 (In Thousands)

     Face
   Amount   Municipal Bonds                                            Value

Connecticut--88.4%

            Bridgeport, Connecticut, GO, Refunding, VRDN (d):
 $  6,390        FLOATS, Series 936, 3.17% due 9/15/2023 (c)         $    6,390
    2,865        ROCS, Series II-R-182, 3.20% due 8/15/2016 (b)           2,865

            Connecticut State Development Authority, IDR,
            VRDN (d):
    2,860        (Cheshire CPL LLC), AMT, 3.20% due 12/01/2022            2,860
    1,760        (Reflexite Corporation Project), Series A, 3.20%
                 due 8/01/2013                                            1,760
    1,895        (Reflexite Corporation Project), Series B, 3.20%
                 due 8/01/2013                                            1,895

   10,300   Connecticut State Development Authority Revenue
            Bonds (Solid Waste Project--Rand-Whitney
            Container Board), VRDN, AMT, 3.21%
            due 8/01/2023 (d)                                            10,300

            Connecticut State Development Authority, Water
            Facilities Revenue Refunding Bonds (Connecticut
            Water Company Project), VRDN, Series A (d):
    1,150        3.17% due 9/01/2028                                      1,150
    1,250        AMT, 3.21% due 7/01/2028                                 1,250

    6,680   Connecticut State, GO, PUTTERS, VRDN, Series 320,
            3.20% due 11/15/2020 (d)                                      6,680

    3,625   Connecticut State, GO, Refunding, FLOATERS, VRDN,
            Series 515, 3.19% due 12/15/2013 (d)                          3,625

            Connecticut State, HFA, Revenue Bonds (Housing
            Mortgage Finance Program), VRDN, AMT (d):
    8,225        Series D, 3.25% due 11/15/2024                           8,225
   21,700        Series D-3, 3.17% due 5/15/2033 (a)                     21,700
   10,000        Series F, 3.19% due 11/15/2035 (a)                      10,000
    7,700        Sub-Series A-4, 3.20% due 5/15/2035 (a)                  7,700
    5,700        Sub-Series E-5, 3.19% due 11/15/2035 (a)                 5,700

            Connecticut State, HFA, Revenue Refunding Bonds,
            VRDN, AMT (a)(d):
    5,510        (Housing Mortgage Finance Program),
                 Sub-Series A-3, 3.20% due 5/15/2032                      5,510
   11,500        Sub-Series B-4, 3.21% due 5/15/2032                     11,500

            Connecticut State Health and Educational Facilities
            Authority Revenue Bonds, VRDN (d):
    1,460        (Charlotte Hungerford), Series C, 3.16%
                 due 7/01/2013                                            1,460
    9,700        FLOATS, Series 891, 3.20% due 7/01/2023 (b)              9,700
    5,100        (Greater Hartford YMCA), Series A, 3.17%
                 due 7/01/2032 (a)                                        5,100
    5,425        (Greenwich Boys and Girls Club), Series A,
                 3.18% due 7/01/2033                                      5,425
    7,165        (Greenwich Family YMCA), Series A, 3.17%
                 due 7/01/2035                                            7,165
    5,000        (Hartford Hospital), Series B, 3.16%
                 due 7/01/2030                                            5,000
   11,000        (Health Care Capital Asset), Series A-1, 3.16%
                 due 7/01/2031                                           11,000
    1,920        (The Hotchkiss School), Series A, 3.15%
                 due 7/01/2030                                            1,920


     Face
   Amount   Municipal Bonds                                            Value

Connecticut (continued)

            Connecticut State Health and Educational Facilities
            Authority Revenue Bonds, VRDN (d) (concluded):
 $ 10,800        (King & Low-Heywood Thomas School), Series A,
                 3.18% due 7/01/2033                                 $   10,800
    5,200        (Klingberg Family Center), Series A, 3.16%
                 due 7/01/2032                                            5,200
    7,000        (Lawrence & Memorial Hospital), Series E,
                 3.24% due 7/01/2034 (g)                                  7,000
    2,260        (Middlesex Hospital), Series J, 3.16%
                 due 7/01/2026                                            2,260
   40,050        (Quinnipiac University), Series F, 3.08%
                 due 7/01/2031 (g)                                       40,050
    3,125        ROCS, Series II-R-470, 3.20%
                 due 11/01/2033 (b)                                       3,125
    6,665        (Rectory School), Series A, 3.18%
                 due 7/01/2030                                            6,665
    2,665        (The Whitby School), Series A, 3.16%
                 due 7/01/2021                                            2,665
    7,640        (Yale University), Series T-1, 3.07%
                 due 7/01/2029                                            7,640
   35,240        (Yale University), Series X-3, 3.07%
                 due 7/01/2037                                           35,240

            Connecticut State Health and Educational Facilities
            Authority, Revenue Refunding Bonds, VRDN (d):
    5,840        (Ascension Health Credit), Series B, 3.15%
                 due 11/15/2029                                           5,840
    2,300        (Kent School Corporation), Series C, 3.18%
                 due 7/01/2030 (e)                                        2,300
    5,000        (Kingswood-Oxford School), Series B, 3.16%
                 due 7/01/2030                                            5,000

            Connecticut State Health and Educational Facilities
            Authority (Yale University), CP:
   10,000        3.25% due 4/05/2006                                     10,000
   10,000        3.15% due 5/02/2006                                     10,000
   22,440        3.17% due 5/08/2006                                     22,440

            Connecticut State, IDA, New England Power, CP:
    8,900        3.20% due 4/06/2006                                      8,900
   12,000        3.13% due 4/07/2006                                     12,000

   10,300   Connecticut State Special Assessment Revenue
            Bonds, VRDN, 3.20% due 11/15/2020 (d)                        10,300

    6,000   Groton Township, Connecticut, GO, BAN, 4%
            due 7/28/2006                                                 6,024

   21,645   Hartford, Connecticut, Redevelopment Agency,
            M/F Mortgage Revenue Refunding Bonds
            (Underwood Tower Project), VRDN, 3.16%
            due 6/01/2020 (c)(d)                                         21,645

   12,800   Meriden, Connecticut, GO, BAN, 4%
            due 8/04/2006                                                12,846

    2,285   Municipal Securities Trust Certificates Revenue
            Bonds, AMT, Series 2001-128, VRDN, Class A,
            3.13% due 3/30/2015 (b)(d)                                    2,285



CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006



Schedule of Investments (concluded)        CMA Connecticut Municipal Money Fund

                                                                 (In Thousands)

     Face
   Amount   Municipal Bonds                                            Value

Connecticut (concluded)

 $  8,865   New Britain, Connecticut, GO, VRDN, 3.16%
            due 4/01/2013 (a)(d)                                     $    8,865

    3,605   New Canaan, Connecticut, Housing Authority
            Revenue Bonds (Village at Waveny Care Center),
            VRDN, 3.15% due 1/01/2022 (d)                                 3,605

    4,805   North Canaan, Connecticut, Housing Authority
            Revenue Bonds (Geer Woods Project), VRDN,
            3.16% due 8/01/2031 (d)                                       4,805

    9,000   Plainfield, Connecticut, BAN, 4.25%
            due 10/10/2006                                                9,042

    8,000   Regional School District Number 5, Connecticut,
            GO, BAN, 4.50% due 11/29/2006                                 8,064

    3,700   Westbrook, Connecticut, GO, BAN, 4%
            due 7/14/2006                                                 3,710

    6,625   Wolcott, Connecticut, GO, BAN, 4%
            due 8/15/2006                                                 6,651


     Face
   Amount   Municipal Bonds                                            Value

Puerto Rico--11.0%

 $ 17,715   Puerto Rico Commonwealth Infrastructure Financing
            Authority, Special Obligation Revenue Refunding
            Bonds, MERLOTS, VRDN, Series A-11, 2.75%
            due 7/01/2022 (b)(d)                                     $   17,715

    6,300   Puerto Rico Commonwealth, TRAN, Refunding,
            4.50% due 7/28/2006                                           6,326

   19,000   Puerto Rico Electric Power Authority, Power Revenue
            Bonds, MSTR, VRDN, Series SGA-43, 3.17%
            due 7/01/2022 (d)(e)                                         19,000

            Puerto Rico Public Buildings Authority, Revenue
            Refunding Bonds, FLOATS, VRDN (d)(f)(h):
    5,826        Series 747D, 3.18% due 7/01/2017                         5,826
    7,329        Series 787, 3.18% due 7/01/2036                          7,329

Total Investments (Cost--$507,043*)--99.4%                              507,043
Other Assets Less Liabilities--0.6%                                       3,108
                                                                     ----------
Net Assets--100.0%                                                   $  510,151
                                                                     ==========


  * Cost for federal income tax purposes.

(a) AMBAC Insured.
(b) FGIC Insured.
(c) FSA Insured.

(d) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(e) MBIA Insured.

(f) CIFG Insured.

(g) Radian Insured.

(h) Tradable Custodial Receipts (TRACERS).

    See Notes to Financial Statements.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006



Schedule of Investments                        CMA Florida Municipal Money Fund

                                                                 (In Thousands)

     Face
   Amount   Municipal Bonds                                            Value

Florida--93.5%

 $ 20,385   Alachua County, Florida, Health Facilities Authority,
            Continuing Care Revenue Bonds (Oak Hammock at
            the University of Florida, Inc. Project), VRDN,
            Series A, 3.10% due 10/01/2032 (i)                       $   20,385

    5,900   Broward County, Florida, Educational Facilities
            Authority Revenue Refunding Bonds (Nova
            Southeastern University), VRDN, Series C, 3.09%
            due 4/01/2024 (i)                                             5,900

    2,400   Broward County, Florida, HFA, M/F Revenue Bonds
            (Sawgrass Pines Apartments Project), VRDN, AMT,
            Series A, 3.23% due 11/01/2023 (i)                            2,400

      900   Broward County, Florida, Health Facilities Authority,
            Revenue Refunding Bonds (John Knox Village of
            Florida Project), VRDN, 3.14% due 9/01/2032 (h)(i)              900

    7,000   Capital Projects Finance Authority, Florida, Revenue
            Bonds (Capital Projects Loan Program), VRDN,
            Series A, 3.20% due 8/01/2017 (f)(i)                          7,000

    6,100   Capital Trust Agency, Florida, M/F Housing Revenue
            Bonds (Portofino Villas Project), VRDN, Series A,
            3.19% due 4/15/2036 (e)(i)                                    6,100

    1,000   Collier County, Florida, Health Facilities Authority,
            Health Facilities Revenue Bonds (The Moorings, Inc.
            Project), VRDN, 3.18% due 6/01/2035 (i)                       1,000

    1,300   Dade County, Florida, Special Revenue Bonds, 1995,
            (Dade County Youth Fair and Exposition Project),
            VRDN, 3.18% due 8/01/2015 (i)                                 1,300

      755   Dade County, Florida, Water and Sewer System
            Revenue Bonds, VRDN, 3.16% due 10/05/2022 (c)(i)                755

    8,000   Eagle Tax-Exempt Trust, Florida State Board of
            Education, GO, VRDN, Series 2005-3013, Class A,
            3.21% due 6/01/2033 (i)                                       8,000

            Eagle Tax-Exempt Trust, Miami-Dade County, Florida,
            Aviation Revenue Refunding Bonds, VRDN, AMT,
            Class A (i):
    2,475        Series 2006-0040, 3.25% due 10/01/2037 (l)               2,475
    4,950        Series 2006-0060, 3.25% due 10/01/2038 (b)               4,950

    7,900   Eagle Tax-Exempt Trust, Miami-Dade County, Florida,
            School Board, COP, VRDN, Series 2006-0071 Class A,
            3.21% due 11/01/2031 (a)(i)                                   7,900

    5,250   Eclipse Funding Trust, Solar Eclipse Certificates,
            Florida, VRDN, Series 2006-0035, 3.19%
            due 6/01/2034 (g)(i)                                          5,250

    7,085   Flagler County, Florida, School Board, COP, MERLOTS,
            VRDN, Series D-01, 3.21% due 8/01/2023 (f)(i)                 7,085

      350   Florida Gulf Coast University Financing Corporation,
            Capital Improvement Revenue Bonds, VRDN, 3.20%
            due 12/01/2033 (i)                                              350

            Florida HFA, M/F Housing Revenue Bonds, VRDN (i):
      900        (Caribbean Key Apartments), AMT, Series F,
                 3.22% due 6/01/2026 (e)                                    900
    4,400        (Huntington Place Apartments), 3.18%
                 due 12/01/2013 (d)                                       4,400


     Face
   Amount   Municipal Bonds                                            Value

Florida (continued)

            Florida Housing Finance Corporation, M/F Housing
            Revenue Bonds, VRDN, AMT (i):
 $  7,400        (Pinnacle Pointe Apartments), 3.22%
                 due 8/01/2035                                       $    7,400
    2,800        (Stuart Pointe Apartments), Series B-1, 3.22%
                 due 4/01/2034                                            2,800
    1,825        (Stuart Pointe Apartments), Series B-3, 3.22%
                 due 4/01/2034                                            1,825

            Florida Housing Finance Corporation, M/F Housing
            Revenue Refunding Bonds, VRDN (i):
    1,000        (Charleston Apartments), Series I-A, 3.18%
                 due 7/01/2031                                            1,000
    5,780        (Island Club Apartments), Series A, 3.18%
                 due 7/01/2031                                            5,780
    6,500        (Tuscany Lakes Apartments), AMT, Series 1,
                 3.25% due 11/15/2035 (e)                                 6,500

            Florida Local Government Finance Commission, CP:
    6,025        3.25% due 4/06/2006                                      6,025
    9,000        3.12% due 4/07/2006                                      9,000

    9,455   Florida State Board of Education, GO, MSTR, VRDN,
            Series SGA-139, 3.23% due 6/01/2032 (g)(i)                    9,455

   11,677   Florida State Department of Environmental
            Protection, Preservation Revenue Bonds, FLOATS,
            VRDN, Series 722, 3.20% due 7/01/2022 (c)(i)                 11,677

            Florida State Department of Environmental Protection,
            Preservation Revenue Refunding Bonds:
    3,200        Series A, 5% due 7/01/2006 (f)                           3,214
    1,300        Series B, 5% due 7/01/2006 (g)                           1,306

    1,500   Florida State Department of Management Services,
            Revenue Refunding Bonds (Division of Facilities
            Management), ROCS, VRDN, Series II-R-4079,
            3.21% due 9/01/2020 (a)(i)                                    1,500

    3,560   Florida State Turnpike Authority, Revenue Refunding
            Bonds (Department of Transportation), VRDN,
            Series B, 5% due 7/01/2006 (a)(i)                             3,576

    1,000   Florida State University Financial Assistance Inc.,
            Florida Educational and Athletic Facilities
            Improvement Revenue Bonds, MSTR, VRDN,
            Series SGB-44-A, 3.21% due 10/01/2031 (a)(i)                  1,000

   10,000   Gainesville, Florida, Utilities System Revenue
            Refunding Bonds, VRDN, Series C, 3.12%
            due 10/01/2026 (i)                                           10,000

    5,100   Gulf Breeze, Florida, Local Government Loan
            Program Revenue Bonds, VRDN, Series C, 3.18%
            due 12/01/2015 (c)(i)                                         5,100

            Hillsborough County, Florida, Aviation Authority,
            Revenue Refunding Bonds, VRDN (i):
      600        (Delta Airlines Inc.), 3.25% due 12/01/2030                600
    4,880        FLOATS, AMT, Series 1060, 3.50%
                 due 10/01/2018 (a)                                       4,880



CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006



Schedule of Investments (continued)            CMA Florida Municipal Money Fund

                                                                 (In Thousands)

     Face
   Amount   Municipal Bonds                                            Value

Florida (continued)

            Hillsborough County, Florida, HFA, M/F Housing
            Revenue Bonds, VRDN, AMT (i):
 $  4,000        (Claymore Crossings Apartments), 3.23%
                 due 12/15/2038                                      $    4,000
    4,000        (Lake Kathy Apartments), 3.23%
                 due 12/15/2039                                           4,000

    4,766   Hillsborough County, Florida, Port District Revenue
            Refunding Bonds, FLOATS, VRDN, AMT, Series 1019,
            3.50% due 6/01/2018 (g)(i)                                    4,766

    1,460   Jacksonville Electric Authority, Florida, Water and
            Sewer System Revenue Refunding Bonds, VRDN,
            Series B, 3.16% due 10/01/2036 (i)(l)                         1,460

   10,535   Jacksonville, Florida, CP, 3.25% due 4/06/2006               10,535

    9,300   Jacksonville, Florida, Electric Authority, CP, 3.35%
            due 5/16/2006                                                 9,300

    3,000   Jacksonville, Florida, HFA, M/F Housing Revenue
            Refunding Bonds (Christine Cove Apartments),
            VRDN, AMT, 3.24% due 9/15/2038 (i)                            3,000

    9,975   Jacksonville, Florida, Sales Tax Revenue Bonds,
            MERLOTS, VRDN, Series B26, 3.21%
            due 10/01/2027 (g)(i)                                         9,975

      500   Lakeland, Florida, Educational Facilities Revenue
            Bonds (Florida Southern College Projects), VRDN,
            3.17% due 9/01/2029 (i)                                         500

   16,500   Lee County, Florida, Hospital Board of Directors,
            Hospital Revenue Bonds (Memorial Health System),
            VRDN, Series C, 3.24% due 4/01/2018 (i)                      16,500

    1,675   Manatee County, Florida, School District, Sales Tax
            Revenue Bonds, VRDN, 4% due 10/01/2006 (a)(i)                 1,681

    3,241   Marion County, Florida, IDA, M/F Housing Revenue
            Refunding Bonds (Chambrel Project), VRDN, 3.18%
            due 11/15/2032 (e)(i)                                         3,241

    6,400   Marion County, Florida, School Board, COP, MERLOTS,
            VRDN, Series D7, 3.21% due 6/01/2025 (a)(i)                   6,400

   11,000   Martin County, Florida, PCR, Refunding (Florida
            Power & Light Company Project), VRDN, 3.16%
            due 7/15/2022 (i)                                            11,000

    8,700   Miami-Dade County, Florida, Aviation Revenue
            Refunding Bonds, ROCS, VRDN, AMT, Series II-R-525,
            3.25% due 10/01/2037 (i)(l)                                   8,700

            Miami-Dade County, Florida, CP:
    3,000        3.30% due 5/16/2006                                      3,000
    3,000        3.55% due 6/21/2006                                      3,000
   13,500        3.58% due 7/18/2006                                     13,500

   13,700   Miami-Dade County, Florida, IDA, Solid Waste
            Disposal Revenue Refunding Bonds (Florida Power
            and Light Company Project), VRDN, AMT, 3.16%
            due 2/01/2023 (i)                                            13,700


     Face
   Amount   Municipal Bonds                                            Value

Florida (continued)

 $  1,965   Miami-Dade County, Florida, Special Obligation
            Revenue Bonds, TOCS, VRDN, Series Z-12, 3.24%
            due 5/15/2015 (g)(i)                                    $     1,965

    1,000   Miami-Dade County, Florida, Water and Sewer
            Revenue Refunding Bonds, VRDN, 3.17%
            due 10/01/2025 (f)(i)                                         1,000

      300   Municipal Securities Trust Certificates, Florida,
            GO, VRDN, Series 2001-131, Class A, 3.16%
            due 8/04/2016 (i)(j)                                            300

    1,100   North Broward, Florida, Hospital District Revenue
            Refunding Bonds, VRDN, Series B, 3.17%
            due 1/15/2031 (b)(i)                                          1,100

      900   Orange County, Florida, HFA, M/F Housing Revenue
            Refunding Bonds (Post Fountains Project), VRDN,
            3.19% due 6/01/2025 (e)(i)                                      900

   11,330   Orange County, Florida, Health Facilities Authority
            Revenue Bonds (Presbyterian Retirement
            Communities), VRDN, Series B, 3.24%
            due 11/01/2035 (h)(i)                                        11,330

    5,000   Orange County, Florida, IDA, IDR (Central Florida
            YMCA Project), VRDN, 3.18% due 12/01/2032 (i)                 5,000

    4,300   Orange County, Florida, School District, TAN, 4.50%
            due 9/15/2006                                                 4,326

    2,755   Orlando-Orange County Expressway Authority,
            Florida, Expressway Revenue Bonds, VRDN,
            Sub-Series C, 3.15% due 7/01/2040 (a)(i)                      2,755

    1,000   Orlando-Orange County Expressway Authority,
            Florida, Expressway Revenue Refunding Bonds,
            VRDN, Series C-1, 3.15% due 7/01/2025 (f)(i)                  1,000

      385   Palm Beach County, Florida, Revenue Bonds
            (Norton Gallery, Inc. Project), VRDN, 3.20%
            due 5/01/2025 (i)                                               385

   10,000   Palm Beach County, Florida, School Board COP,
            VRDN, Series B, 3.17% due 8/01/2027 (f)(i)                   10,000

   17,895   Palm Beach County, Florida, Special Purpose Facilities
            Revenue Bonds (Flight Safety Project), VRDN, AMT,
            3.21% due 6/01/2020 (i)                                      17,895

    4,500   Peace River/Manasota Regional Water Supply
            Authority, Florida, Revenue Refunding Bonds, FLOATS,
            VRDN, Series 1244, 3.20% due 10/01/2035 (f)(i)                4,500

   10,000   Pinellas County, Florida, School District, GO, TAN,
            4% due 6/30/2006                                             10,019

   20,000   Sarasota County, Florida, Public Hospital Board,
            Hospital Revenue Bonds (Sarasota Memorial
            Hospital), VRDN, Series A, 3.09% due
            7/01/2037 (a)(i)                                             20,000

    1,400   Seminole County, Florida, School District, TAN,
            4.25% due 9/13/2006                                           1,406

    9,000   Sunshine State Governmental Finance Commission,
            Florida, CP, 3.23% due 4/05/2006                              9,000



CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006



Schedule of Investments (concluded)            CMA Florida Municipal Money Fund

                                                                 (In Thousands)

     Face
   Amount   Municipal Bonds                                            Value

Florida (concluded)

            Sunshine State Governmental Financing Commission,
            Florida, Revenue Bonds, VRDN (a)(i):
 $  1,545        3.16% due 7/01/2016                                $     1,545
    3,275        3.20% due 7/01/2016                                      3,275

    3,900   Tampa, Florida, Revenue Bonds (Volunteers of
            America Project), VRDN, 3.23% due 2/01/2025 (i)               3,900

   17,400   Tampa, Florida, Sports Authority Revenue Bonds,
            MSTR, VRDN, Series SGA-61, 3.16%
            due 1/01/2027 (g)(i)                                         17,400

    2,500   University Athletic Association, Inc., Florida, Athletic
            Program Revenue Refunding Bonds (University of
            Florida Project), VRDN, 3.09% due 10/01/2031 (i)              2,500

    1,000   Volusia County, Florida, HFA, M/F Housing Revenue
            Refunding Bonds (Fishermans Landing Apartments),
            VRDN, 3.18% due 1/15/2032 (e)(i)                              1,000

    1,400   Volusia County, Florida, School District, GO,
            Refunding, VRDN, 5% due 8/01/2006 (c)(i)                      1,408


     Face
   Amount   Municipal Bonds                                            Value

Puerto Rico--4.6%

 $  6,150   Municipal Securities Trust Certificates, Puerto Rico,
            Revenue Bonds, VRDN, Series 2000-107, Class A,
            3.17% due 5/19/2009 (f)(i)                               $    6,150

    3,110   Puerto Rico Commonwealth, GO, FLOATS, VRDN,
            Series 975, 3.18% due 7/01/2018 (f)(i)                        3,110

    4,775   Puerto Rico Municipal Finance Agency Revenue
            Bonds, FLOATS, VRDN, Series 805, 3.18%
            due 8/01/2027 (f)(i)                                          4,775

    6,622   Puerto Rico Public Buildings Authority Revenue
            Refunding Bonds, FLOATS, VRDN, Series 747D,
            3.18% due 7/01/2017 (b)(i)(k)                                 6,622

      993   Puerto Rico Public Finance Corporation Revenue
            Bonds, FLOATS, VRDN, Series 911, 3.18%
            due 8/01/2026 (b)(i)(k)                                         993

Total Investments (Cost--$463,505*)--98.1%                              463,505
Other Assets Less Liabilities--1.9%                                       8,790
                                                                     ----------
Net Assets--100.0%                                                   $  472,295
                                                                     ==========

  * Cost for federal income tax purposes.

(a) AMBAC Insured.

(b) CIFG Insured.

(c) FGIC Insured.

(d) FHLMC Collateralized.

(e) FNMA Collateralized.

(f) FSA Insured.

(g) MBIA Insured.

(h) Radian Insured.

(i) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(j) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(k) Tradable Custodial Receipts (TRACERS).

(l) XL Capital Insured.

    See Notes to Financial Statements.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006



Schedule of Investments                  CMA Massachusetts Municipal Money Fund

                                                                 (In Thousands)

     Face
   Amount   Municipal Bonds                                            Value

Massachusetts--98.6%

 $  3,300   ABN AMRO MuniTops Certificates Trust,
            Massachusetts State School Building Authority
            Revenue Bonds, VRDN, Series 2005-34, 3.20%
            due 8/15/2013 (a)(e)                                     $    3,300

   11,912   Amesbury, Massachusetts, GO, BAN, 4.50%
            due 8/09/2006                                                11,963

    1,435   Amherst-Pelham, Massachusetts, Regional School
            District, GO, BAN, 4% due 9/15/2006                           1,441

      325   Boston, Massachusetts, Industrial Financing Authority,
            IDR (Acme Bookbinding Co.), AMT, VRDN, 3.21%
            due 9/01/2006 (a)                                               325

    5,000   Boston, Massachusetts, Water and Sewer Commission
            Revenue Bonds, FLOATS, VRDN, Series SG-75,
            3.19% due 11/01/2019 (a)(f)                                   5,000

    3,546   Clipper Tax-Exempt Trust, VRDN, COP, Series 1998-8,
            3.20% due 7/01/2007 (a)                                       3,546

    3,000   Eagle Tax-Exempt Trust, Massachusetts State School
            Building Authority, Dedicated Sales Tax Revenue
            Bonds, VRDN, Series 2006-0035 Class A, 3.21%
            due 8/15/2030 (a)(e)                                          3,000

    6,015   Eagle Tax-Exempt Trust, Massachusetts State Special
            Obligation and Dedicated Tax Revenue Bonds,
            VRDN, Series 2004-0025, Class A, 3.21%
            due 1/01/2029 (a)(d)                                          6,015

    5,630   Eagle Tax-Exempt Trust, Massachusetts, Water
            Revenue Bonds, VRDN, Series 2103, 3.21%
            due 12/01/2015 (a)(f)                                         5,630

    2,985   Harvard, Massachusetts, GO, BAN, 4.25%
            due 7/27/2006                                                 2,996

    3,397   Lawrence, Massachusetts, GO, BAN, 4.50%
            due 12/22/2006                                                3,422

    3,000   Massachusetts Bay Transportation Authority, Revenue
            Refunding Bonds, FLOATS, VRDN, Series 431, 3.20%
            due 3/01/2028 (a)                                             3,000

    2,750   Massachusetts State Development Finance Agency,
            Assisted Living Facility Revenue Bonds (Whalers Cove
            Project), VRDN, Series A, 3.22% due 9/01/2034 (a)             2,750

            Massachusetts State Development Finance Agency, CP:
    6,450        (Massachusetts Development Program IV Issue),
                 3.35% due 5/16/2006                                      6,450
    7,600        (Nantucket Electric Co.), 3.38% due 5/15/2006            7,600

            Massachusetts State Development Finance Agency,
            IDR, VRDN, AMT (a):
    2,000        (Cell Signaling Technology), 3.21%
                 due 12/01/2010                                           2,000
    2,645        (Cleveland Motion Controls), 3.32%
                 due 6/01/2021                                            2,645
    3,120        (Concord Foods Issue), 3.21% due 4/01/2021               3,120
    2,000        (Seafood Services Inc. Project), Series A, 3.23%
                 due 12/01/2023                                           2,000
    3,695        (V&S Taunton Galvanizing), 3.32%
                 due 12/01/2023                                           3,695
    1,235        (Ward Hill Central Products Inc.), 3.32%
                 due 8/01/2016                                            1,235


     Face
   Amount   Municipal Bonds                                            Value

Massachusetts (continued)

 $  5,155   Massachusetts State Development Finance Agency,
            M/F Housing Revenue Bonds (Midway Studios
            Project), VRDN, AMT, Series A, 3.23%
            due 3/01/2034 (a)                                        $    5,155

            Massachusetts State Development Finance Agency
            Revenue Bonds, VRDN (a):
    6,000        (Berkshire School Project), 3.18% due 9/01/2031          6,000
    5,000        (Boston College HS Issue), 3.19% due 8/01/2033           5,000
    3,510        (Brooksby Village Inc. Project), 3.16%
                 due 7/01/2032                                            3,510
    1,900        (Fiba Technologies), AMT, 3.26% due 5/01/2023            1,900
    4,835        (Lesley University), 3.21% due 7/01/2033                 4,835
    4,410        (New Bedford Waste Services), AMT, 3.26%
                 due 6/01/2021                                            4,410
    1,785        (New Jewish High School Project), 3.17%
                 due 6/01/2032                                            1,785
    3,150        (Saint Peter-Marian Issue), 3.18%
                 due 10/01/2032                                           3,150
    3,020        (Ursuline Academy Dedham), 3.16%
                 due 5/01/2032                                            3,020
    1,000        (Walnut Hill School District), 3.16%
                 due 7/01/2032                                            1,000
    5,510        (Worcester YMCA Issue), 3.19% due 1/01/2031              5,510
    2,945        (Xinetics Issue), AMT, 3.21% due 6/01/2021               2,945

            Massachusetts State Development Finance Agency
            Revenue Refunding Bonds, VRDN (a):
    3,350        (Assumption College), 3.16% due 3/01/2032                3,350
    6,590        (Assumption College Project), Series A, 3.16%
                 due 3/01/2032                                            6,590
    2,200        (Brandon Residential Treatment Center), 3.17%
                 due 4/01/2028                                            2,200
    3,915        (Marine Biological Lab), 3.16% due 2/01/2030             3,915

    3,600   Massachusetts State Development Finance Agency,
            Senior Living Facilities Revenue Bonds (New
            England Deaconess Association), VRDN, 3.16%
            due 6/01/2034 (a)                                             3,600

    3,500   Massachusetts State Development Finance Agency,
            Solid Waste Disposal Revenue Bonds (Newark
            Group Project), VRDN, AMT, Series A, 3.21%
            due 7/01/2031 (a)                                             3,500

   12,000   Massachusetts State Development Finance Agency,
            Solid Waste Disposal Revenue Refunding Bonds
            (Newark Group Project), VRDN, AMT, Series A,
            3.20% due 7/01/2028 (a)                                      12,000

    3,255   Massachusetts State, FLOATS, VRDN, Series SG-126,
            3.19% due 8/01/2018 (a)                                       3,255

    6,600   Massachusetts State, GO (Central Artery), VRDN,
            Series A, 3.12% due 12/01/2030 (a)                            6,600

            Massachusetts State, GO, Refunding, VRDN (a):
    1,439        FLOATS, Series 716D, 3.20% due 8/01/2018 (b)             1,439
    7,000        FLOATS, Series 1015, 3.43% due 8/01/2021 (c)(g)          7,000
    6,415        PUTTERS, Series 340, 3.19% due 1/01/2017 (b)             6,415
    4,995        ROCS, Series II-R-180, 3.21% due 11/01/2015 (d)          4,995
    3,480        ROCS, Series II-R-467, 3.21% due 3/01/2024 (e)           3,480



CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006



Schedule of Investments (concluded)      CMA Massachusetts Municipal Money Fund

                                                                 (In Thousands)

     Face
   Amount   Municipal Bonds                                            Value

Massachusetts (continued)

 $  2,790   Massachusetts State, GO, VRDN, Series O, 3.20%
            due 11/01/2014 (a)                                       $    2,790

    2,300   Massachusetts State, HFA, Housing Revenue Bonds,
            ROCS, VRDN, AMT, Series II-R-421, 3.24%
            due 7/01/2022 (a)(e)                                          2,300

            Massachusetts State Health and Educational Facilities
            Authority Revenue Bonds, VRDN (a):
   16,285        (Partners Healthcare System), Series D-6,
                 3.14% due 7/01/2017                                     16,285
    6,100        (Sherrill House Inc.), Series A-1, 3.18%
                 due 1/01/2032                                            6,100

    6,950   Massachusetts State Industrial Finance Agency
            (New England Power Co.), CP, 3.30% due 5/22/2006              6,950

            Massachusetts State Industrial Finance Agency,
            Industrial Revenue Bonds, VRDN, AMT (a):
    1,950        (AFC Cable Systems Inc. Issue), 3.21%
                 due 7/01/2016                                            1,950
    1,500        (BBB Esquire LLC), 3.20% due 12/01/2016                  1,500
    4,000        (Bodwell Project), 3.23% due 7/01/2017                   4,000
    3,400        (Constitution Project), 3.20% due 6/01/2018              3,400
      955        (Garlock Printing Corp.), 3.21% due 12/01/2017             955
    2,310        (Gem Group Inc. Issue), 3.21% due 7/01/2016              2,310
      900        (Hazen Paper Company), 3.20% due 3/01/2008                 900
    1,095        (Insco Corporation Issue), 3.21% due 9/01/2008           1,095
    1,060        (Lavigne), 3.21% due 8/01/2008                           1,060
    1,500        (Mercer Paper Tube Corp.), 3.27% due 11/01/2011          1,500
    2,500        (OCT Co. Inc. Project), 3.20% due 12/01/2017             2,500
    1,800        (Tamasi Family Issue), 3.26% due 5/01/2013               1,800
    1,950        (Telcom USA Inc. Issue), 3.21% due 8/01/2016             1,950

    1,715   Massachusetts State Industrial Finance Agency,
            Industrial Revenue Refunding Bonds (New England
            Biolabs), VRDN, AMT, 3.23% due 3/01/2016 (a)                  1,715

            Massachusetts State Industrial Finance Agency
            Revenue Bonds, VRDN (a):
    1,525        (Heritage at Dartmouth), AMT, 3.21%
                 due 12/01/2028                                           1,525
    1,203        (Lower Mills Association II LP), 3.20%
                 due 12/01/2020                                           1,203

            Massachusetts State Industrial Finance Agency
            Revenue Refunding Bonds, VRDN (a):
    5,000        (Lightolier Inc. Project), 3.20% due 7/29/2010           5,000
    2,600        (Mount Ida College Issue), 3.21%
                 due 12/01/2027                                           2,600


     Face
   Amount   Municipal Bonds                                            Value

Massachusetts (concluded)

            Massachusetts State Industrial Finance Agency, Solid
            Waste Disposal Revenue Bonds (E.L. Harvey &
            Sons, Inc.), VRDN, AMT (a):
 $  1,050        3.21% due 1/01/2011                                 $    1,050
    1,635        3.21% due 6/01/2013                                      1,635

    2,310   Massachusetts State School Building Authority,
            Dedicated Sales Tax Revenue Bonds, TOCS, VRDN,
            Series L, 3.20% due 8/15/2013 (a)(e)                          2,310

    4,965   Massachusetts State Special Obligation and
            Dedicated Tax Revenue Bonds, MERLOTS, VRDN,
            Series B19, 3.20% due 1/01/2028 (a)(d)                        4,965

    9,000   Massachusetts State Turnpike Authority, Metropolitan
            Highway System Revenue Bonds, FLOATS, VRDN,
            Series SG-124, 3.19% due 1/01/2029 (a)(c)                     9,000

    9,600   Massachusetts State Turnpike Authority, Metropolitan
            Highway System Revenue Refunding Bonds, FLOATS,
            VRDN, Series 334, 3.20% due 1/01/2037 (a)(b)                  9,600

    4,402   Massachusetts State Water Resources Authority,
            Revenue Refunding Bonds, FLOATS, VRDN,
            Series 742D, 3.20% due 8/01/2019 (a)(e)                       4,402

    1,930   Millis, Massachusetts, BAN, 4% due 10/04/2006                 1,940

      340   Municipal Security Trust Certificates Revenue Bonds,
            AMT, Series 2001-155, VRDN, Class A, 3.19%
            due 4/28/2016 (a)(c)                                            340

   15,708   New Bedford, Massachusetts, GO, BAN, 3.625%
            due 8/18/2006                                                15,719

    8,000   Pembroke, Massachusetts, GO, Refunding, BAN, 4%
            due 8/03/2006                                                 8,030

            University of Massachusetts Building Authority,
            Project Revenue Refunding Bonds, ROCS, VRDN (a)(c):
    8,655        Series II R-4522, 3.21% due 11/01/2020                   8,655
    3,475        Series II R-6016, 3.21% due 11/01/2015                   3,475


Puerto Rico--0.9%

    3,100   Puerto Rico Commonwealth, TRAN, Refunding,
            4.50% due 7/28/2006                                           3,113

Total Investments (Cost--$343,314*)--99.5%                              343,314
Other Assets Less Liabilities--0.5%                                       1,751
                                                                     ----------
Net Assets--100.0%                                                   $  345,065
                                                                     ==========


  * Cost for federal income tax purposes.

(a) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(b) MBIA Insured.

(c) AMBAC Insured.

(d) FGIC Insured.

(e) FSA Insured.

(f) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(g) Tradable Custodial Receipts (TRACERS).

    See Notes to Financial Statements.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006



Schedule of Investments                       CMA Michigan Municipal Money Fund

                                                                 (In Thousands)

     Face
   Amount   Municipal Bonds                                            Value

Michigan--91.3%

 $  2,000   Ann Arbor, Michigan, Economic Development
            Corporation, Limited Obligation Revenue Bonds
            (Glacier Hills, Inc. Project), VRDN, Series A, 3.17%
            due 11/01/2025 (c)                                       $    2,000

      880   Battle Creek, Michigan, Housing Corporation,
            Housing Revenue Bonds, VRDN, Series 1997-A,
            3.22% due 2/01/2027 (c)                                         880

    2,390   Berrien County, Michigan, Economic Development
            Corporation Revenue Bonds (Arlington Corp. Project),
            VRDN, AMT, 3.50% due 9/01/2016 (c)                            2,390

            Detroit, Michigan, City School District, GO, Refunding,
            VRDN (a)(c):
    3,575        (Macon Trust), Series J, 3.21% due 5/01/2028             3,575
    4,705        PUTTERS, Series 1140, 3.21% due 5/01/2013                4,705

    4,970   Detroit, Michigan, City School District, MERLOTS,
            VRDN, Series A113, 2.96% due 7/26/2006 (c)                    4,970

    5,995   Detroit, Michigan, Sewer Disposal Revenue
            Bonds, FLOATS, VRDN, Series 1182, 3.20%
            due 7/01/2029 (c)(e)                                          5,995

            Eagle Tax-Exempt Trust, Wayne County, Michigan,
            Airport Authority Revenue Bonds, Class A, VRDN,
            AMT (b)(c):
    7,210        Series 2005-0029, 3.25% due 12/01/2034                   7,210
    4,000        Series 2006-0016, 3.25% due 12/01/2029                   4,000

    1,750   Farwell, Michigan, Area Schools, SAN, 4%
            due 8/24/2006                                                 1,757

    4,060   Fitzgerald, Michigan, Public School District,
            GO, PUTTERS, VRDN, Series 561, 3.21%
            due 11/01/2012 (c)(d)                                         4,060

    1,210   Genesee County, Michigan, Economic Development
            Corporation, Limited Obligation Revenue Bonds
            (Riegle Press Inc. Project), VRDN, AMT, 3.32%
            due 8/01/2015 (c)                                             1,210

    1,400   Grand Rapids, Michigan, Economic Development
            Corporation, Limited Obligation, EDR (Cornerstone
            University Project), VRDN, 3.20% due 5/01/2034 (c)            1,400

      570   Grand Rapids, Michigan, IDR (Custom Printers),
            VRDN, AMT, 3.32% due 7/01/2015 (c)                              570

    1,115   Grand Rapids, Michigan, IDR, Refunding (Etheridge
            Company Project), VRDN, AMT, 3.32%
            due 7/01/2009 (c)                                             1,115

    2,330   Holland Charter Township, Michigan, Economic
            Development Corporation, Limited Obligation
            Revenue Bonds (Chicago Mission 3A Hockey), VRDN,
            3.28% due 10/01/2028 (c)                                      2,330

    2,400   Jackson County, Michigan, Economic Development
            Corporation, Limited Obligation Revenue Bonds
            (American Tooling Center Project), VRDN, AMT,
            3.50% due 6/01/2011 (c)                                       2,400

      600   Marquette County, Michigan, Economic Development
            Corporation, Limited Obligation Revenue Bonds
            (Pioneer Labs Inc. Project), VRDN, AMT, Series A,
            3.41% due 6/01/2012 (c)                                         600


     Face
   Amount   Municipal Bonds                                            Value

Michigan (continued)

 $    125   Michigan Higher Education Facilities Authority,
            Limited Obligation Revenue Bonds (Davenport
            College of Business Project), VRDN, 3.22%
            due 3/01/2027 (c)                                         $     125

    2,400   Michigan Higher Education Student Loan Authority
            Revenue Bonds, FLOATS, VRDN, AMT, Series 1280,
            3.22% due 3/01/2030 (c)(d)                                    2,400

    6,500   Michigan Higher Education Student Loan Authority,
            Revenue Refunding Bonds, PUTTERS, VRDN, AMT,
            Series 238, 3.24% due 6/01/2019 (c)(d)                        6,500

    7,500   Michigan Municipal Bond Authority Revenue Bonds,
            Series C, 4.25% due 8/18/2006                                 7,534

    5,000   Michigan Municipal Bond Authority, Revenue
            Refunding Bonds, Series B-2, 4% due 8/18/2006                 5,020

    9,900   Michigan State Building Authority, Multi-Modal
            Revenue Refunding Bonds (Facilities Program),
            VRDN, Series IIB, 3.22% due 10/15/2016 (c)                    9,900

    7,500   Michigan State, GO, Series A, 4.50% due 9/29/2006             7,545

            Michigan State, HDA, Limited Obligation Revenue
            Bonds, VRDN (c):
    1,200        (Laurel Valley), TEAMS, 1.15% due 12/01/2007             1,200
    2,000        (Woodland Meadows Project), AMT, 1.10%
                 due 3/01/2013                                            2,000

    2,285   Michigan State, HDA, M/F Limited Obligation
            Revenue Bonds (Arbors), VRDN, AMT, Series A,
            3.24% due 9/01/2035 (c)                                       2,285

    1,300   Michigan State Hospital Finance Authority Revenue
            Bonds (Trinity Health Credit Group), VRDN, Series H,
            2.98% due 11/01/2040 (c)(f)                                   1,300

    6,285   Michigan State Hospital Finance Authority, Revenue
            Refunding Bonds (Trinity Health Credit Group), VRDN,
            Series E, 3.18% due 12/01/2030 (c)(d)                         6,285

    2,700   Michigan State Strategic Fund, CP, 3.35%
            due 4/04/2006                                                 2,700

    2,400   Michigan State Strategic Fund, Limited Obligation,
            IDR (GNP Real Estate Project), VRDN, AMT, 3.25%
            due 7/01/2034 (c)                                             2,400

            Michigan State Strategic Fund, Limited Obligation
            Revenue Bonds, VRDN (c):
    1,900        (AACOA Extrusions Inc. Project), AMT, 3.50%
                 due 2/01/2008                                            1,900
    2,200        (Alphi Manufacturing Inc. Project), AMT, 3.29%
                 due 5/01/2019                                            2,200
    1,380        (Artex Label & Graphics), AMT, 3.33%
                 due 12/01/2022                                           1,380
    1,335        (Automatic Handling Inc. Project), AMT, 3.35%
                 due 7/01/2009                                            1,335
      225        (BBPV Project), AMT, Series A-2, 3.61%
                 due 1/01/2014                                              225
      970        (Biewer of Lansing LLC Project), AMT, 3.32%
                 due 5/01/2019                                              970
    2,740        (C&M Manufacturing Corporation Inc. Project),
                 AMT, 3.50% due 7/01/2021                                 2,740
      905        (Chambers Enterprises II Project), AMT, 3.34%
                 due 11/01/2018                                             905
    1,065        (Cherry Central Co-operative Inc. Project),
                 3.35% due 11/01/2013                                     1,065



CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006



Schedule of Investments (continued)           CMA Michigan Municipal Money Fund

                                                                 (In Thousands)

     Face
   Amount   Municipal Bonds                                            Value

Michigan (continued)

            Michigan State Strategic Fund, Limited Obligation
            Revenue Bonds, VRDN (c) (continued):
 $  2,300        (Drake Enterprises Inc. Project), AMT, 3.50%
                 due 6/01/2015                                       $    2,300
    4,585        (Environmental Quality Company Project), AMT,
                 3.34% due 5/01/2026                                      4,585
    2,945        (FMS Walker LLC Project), AMT, 3.25%
                 due 7/01/2029                                            2,945
    2,370        (Forest City Technologies), AMT, 3.30%
                 due 9/01/2015                                            2,370
    1,800        (Glastender Inc. Project), AMT, 3.50%
                 due 12/01/2010                                           1,800
    2,700        (Golden Keys Development LLC Project), AMT,
                 3.50% due 3/01/2018                                      2,700
      125        (Hercules Drawn Steel Project), AMT, 3.32%
                 due 8/01/2006                                              125
      685        (Imperial Metal Products Company Project), AMT,
                 3.28% due 7/01/2020                                        685
      560        (Inalfa-Hollandia Inc. Project), AMT, 3.34%
                 due 5/01/2016                                              560
    1,000        (Jo-Mar Family LLC/Troy Tube and Manufacturing
                 Company Project), AMT, 3.25% due 12/01/2026              1,000
    1,980        (Karona Inc. Project), AMT, 3.30%
                 due 12/01/2015                                           1,980
    1,690        (Kerkstra Precast Inc. Project), AMT, 3.32%
                 due 5/01/2025                                            1,690
      735        (M&P Capital LLC Project), AMT, Series A, 3.25%
                 due 6/01/2034                                              735
    1,125        (Merrill Tool Holdings Co. Project), AMT, Series A,
                 3.40% due 6/01/2025                                      1,125
    1,850        (Merrill Tool Holdings Co. Project), AMT, Series B,
                 3.40% due 6/01/2025                                      1,850
    1,395        (Monarch Hydraulics Inc. Project), AMT, 3.28%
                 due 7/01/2016                                            1,395
    1,910        (Morrell Inc. Project), AMT, 3.34% due 5/01/2022         1,910
    1,335        (Motor City Mold Inc. Project), AMT, 3.30%
                 due 3/01/2021                                            1,335
    1,300        (Norbert Industries Inc. Project), AMT, 3.41%
                 due 4/01/2006                                            1,300
      485        (Nuvar Properties LLC Project), AMT, 3.32%
                 due 7/01/2026                                              485
    2,300        (Park Realty LLC), AMT, Series A, 3.32%
                 due 9/01/2026                                            2,300
    2,245        (Partalis Properties Project), AMT, 3.35%
                 due 10/01/2028                                           2,245
    1,000        (Pioneer Labs Inc. Project), AMT, 3.25%
                 due 9/01/2012                                            1,000
    7,055        (Pioneer Metal Finishing Project), AMT, 3.24%
                 due 11/01/2008                                           7,055
    1,400        (RS Development LLC Project), AMT, 3.25%
                 due 8/01/2023                                            1,400
    2,700        (Richwood Industries Inc. Project), AMT, 3.50%
                 due 9/01/2030                                            2,700
    3,860        (Riverwalk Properties LLC Project), AMT, 3.34%
                 due 8/01/2021                                            3,860
    4,000        (Skyway Precision, Inc. Project), AMT, 3.25%
                 due 3/01/2023                                            4,000
      555        (TEI Investments LLC), AMT, 3.34% due 2/01/2022            555
      400        (Thermo-Forms, Inc. Project), AMT, 3.32%
                 due 11/01/2023                                             400


     Face
   Amount   Municipal Bonds                                            Value

Michigan (continued)

            Michigan State Strategic Fund, Limited Obligation
            Revenue Bonds, VRDN (c) (concluded):
 $  2,720        (Tim Properties LLC Project), AMT, 3.28%
                 due 5/01/2025                                       $    2,720
      670        (Ultra Aluminum Manufacturing, Inc. Project),
                 AMT, 3.25% due 7/01/2028                                   670
    3,700        (Universal Forest Products Project), AMT, 3.33%
                 due 12/01/2022                                           3,700
    1,400        (Vector Investments LLC Project), AMT, 3.41%
                 due 2/01/2020                                            1,400
    1,370        (Veri-Tek International Corporation Project), AMT,
                 3.34% due 4/01/2026                                      1,370
    2,000        (WDKK Development LLC Project), AMT, 3.34%
                 due 1/01/2024                                            2,000
      225        (Whitehall Industries), AMT, Series A-6, 3.61%
                 due 1/01/2014                                              225
    1,855        (Zatkoff Properties Ltd. Project), AMT, 3.28%
                 due 3/01/2024                                            1,855

            Michigan State Strategic Fund, Limited Obligation
            Revenue Refunding Bonds, VRDN (c):
    3,215        (Jedco Inc. Project), AMT, 3.45% due 11/01/2015          3,215
      410        (Premiere Packaging Inc. Project), 3.28%
                 due 6/01/2017                                              410
    1,515        (Sintel, Inc. Project), AMT, 3.25% due 10/01/2030        1,515

    2,735   Michigan State Strategic Fund Revenue Bonds
            (Russell Investment Company Project), VRDN, AMT,
            3.25% due 5/01/2027 (c)                                       2,735

    2,900   Michigan State University, General Revenue Bonds,
            FLOATS, VRDN, Series A2, 3.17% due 8/15/2022 (c)              2,900

    3,245   Michigan State University, General Revenue Refunding
            Bonds, VRDN, Series A, 3.14% due 2/15/2033 (c)                3,245

      200   Michigan State University Revenue Bonds, VRDN,
            Series 2000-A, 3.17% due 8/15/2030 (c)                          200

    7,300   Municipal Securities Trust Certificates, Detroit,
            Michigan, Sewer Disposal Revenue Refunding Bonds,
            VRDN, Series SGB-53-A, 3.21% due 7/01/2032 (a)(c)             7,300

    7,395   Municipal Securities Trust Certificates, Revenue
            Refunding Bonds, VRDN, Series 2001-166, Class A,
            3.16% due 12/15/2021 (a)(c)                                   7,395

            Oakland County, Michigan, Economic Development
            Corporation, Limited Obligation Revenue Bonds,
            VRDN, AMT (c):
      500        (Easom Automation System Project), 3.28%
                 due 11/01/2029                                             500
    2,400        (Schain Mold & Engineering), 3.50%
                 due 4/01/2021                                            2,400

    3,075   Oakland County, Michigan, Economic Development
            Corporation, Limited Obligation Revenue Refunding
            Bonds (Pratt & Miller Engineering), VRDN, AMT,
            3.25% due 10/01/2029 (c)                                      3,075

    1,900   Rockford, Michigan, IDR, Limited Obligation
            (Alloy Exchange Project), VRDN, AMT, 3.50%
            due 9/01/2019 (c)                                             1,900

    6,000   Royal Oak, Michigan, Hospital Finance Authority,
            Hospital Revenue Refunding Bonds (William
            Beaumont Hospital), VRDN, Series U, 3.11%
            due 1/01/2020 (c)(d)                                          6,000



CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006



Schedule of Investments (concluded)           CMA Michigan Municipal Money Fund

                                                                 (In Thousands)

     Face
   Amount   Municipal Bonds                                            Value

Michigan (concluded)

 $  3,080   Saginaw County, Michigan, Economic Development
            Corporation Revenue Bonds (Al-Fe Heat Treating
            Project), VRDN, AMT, 3.30% due 2/01/2010 (c)             $    3,080

    1,000   Saline, Michigan, Area Schools, GO, Refunding,
            VRDN, 3.15% due 5/01/2030 (c)                                 1,000

    1,645   Sanilac County, Michigan, Economic Development
            Revenue Bonds (Llink Technologies LLC Project),
            VRDN, AMT, 3.25% due 10/01/2028 (c)                           1,645


            University of Michigan, University Hospital Revenue
            Bonds, VRDN (c):
    5,140        Series A, 3.17% due 12/01/2027                           5,140
      500        Series A, 2.95% due 12/01/2035                             500
    3,400        Series B, 3.16% due 12/01/2025                           3,400

    1,300   University of Michigan, University Hospital Revenue
            Refunding Bonds, VRDN, Series A, 3.12%
            due 12/01/2019 (c)                                            1,300

    6,795   Wayne County, Michigan, Airport Authority Revenue
            Bonds, ROCS, VRDN, AMT, Series II-R-442, 3.25%
            due 12/01/2029 (b)(c)                                         6,795


     Face
   Amount   Municipal Bonds                                            Value

Puerto Rico--4.7%

 $  2,000   Municipal Securities Trust Certificates, Puerto Rico,
            GO, VRDN, Series 2002-199, Class A, 3.17%
            due 1/25/2016 (b)(c)                                     $    2,000

    7,245   Puerto Rico Commonwealth, GO, Refunding,
            FLOATS, VRDN, Series 813-D, 3.18%
            due 7/01/2020 (b)(c)                                          7,245

    3,985   Puerto Rico Commonwealth Infrastructure Financing
            Authority, Special Obligation Revenue Refunding
            Bonds, VRDN, MERLOTS, Series A-11, 2.75%
            due 7/01/2022 (c)(e)                                          3,985


U.S. Virgin Islands--3.4%

    9,725   Virgin Islands Public Finance Authority, Revenue
            Refunding Bonds, VRDN, ROCS, Series II-R-277,
            3.24% due 10/01/2024 (c)(g)                                   9,725

Total Investments (Cost--$282,016*)--99.4%                              282,016
Other Assets Less Liabilities--0.6%                                       1,653
                                                                     ----------
Net Assets--100.0%                                                   $  283,669
                                                                     ==========

  * Cost for federal income tax purposes.

(a) FSA Insured.

(b) MBIA Insured.

(c) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(d) AMBAC Insured.

(e) FGIC Insured.

(f) CIFG Insured.

(g) Radian Insured.

    See Notes to Financial Statements.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006



Schedule of Investments                     CMA New Jersey Municipal Money Fund

                                                                 (In Thousands)

     Face
   Amount   Municipal Bonds                                            Value

New Jersey--98.8%

 $  7,220   ABN AMRO MuniTops Certificates Trust, New Jersey,
            GO, Refunding, VRDN, Series 2004-17, 3.20%
            due 7/15/2011 (d)(e)                                     $    7,220

    9,995   ABN AMRO MuniTops Certificates Trust, New Jersey,
            Revenue Bonds, VRDN, Series 2005-46, 3.20%
            due 7/01/2013 (b)(e)                                          9,995

    3,695   Bordentown Township, New Jersey, GO, BAN, 4%
            due 11/02/2006                                                3,712

   20,850   Burlington County, New Jersey, GO, BAN, Series D,
            4% due 9/14/2006                                             20,949

   13,900   Camden County, New Jersey, Improvement Authority
            Revenue Bonds (Parkview Redevelopment Housing
            Project), VRDN, AMT, 3.19% due 7/01/2026 (e)                 13,900

    2,190   Camden County, New Jersey, Improvement Authority,
            Special Revenue Bonds, VRDN, 3.21%
            due 9/01/2026 (e)                                             2,190

    7,731   Carlstadt, New Jersey, GO, BAN, 4.25%
            due 2/02/2007                                                 7,791

    3,325   Deptford Township, New Jersey, GO, BAN, 3.75%
            due 7/21/2006                                                 3,335

    3,800   Eagle Tax-Exempt Trust, New Jersey EDA, Revenue
            Refunding Bonds, VRDN, Series 2006-0038 Class A,
            3.20% due 9/01/2026 (a)(e)                                    3,800

    9,970   Eagle Tax-Exempt Trust, New Jersey, GO, VRDN,
            Series 94C-3005, 3.19% due 2/15/2007 (e)                      9,970

    8,425   Eagle Tax-Exempt Trust, New Jersey State Turnpike
            Authority, Turnpike Revenue Refunding Bonds,
            VRDN, Series 2003-0041, Class A, 3.20%
            due 1/01/2030 (a)(e)                                          8,425

   16,000   East Brunswick Township, New Jersey, GO, BAN,
            4.25% due 1/05/2007                                          16,108

   15,000   Garden State Preservation Trust, New Jersey, Open
            Space and Farmland Preservation, Revenue Refunding
            Bonds, FLOATS, VRDN, Series RR, 3.20%
            due 1/19/2017 (c)(e)                                         15,000

    6,000   Garfield, New Jersey, GO, BAN, 4.50% due 7/21/2006            6,018

    4,326   Hardyston Township, New Jersey, GO, BAN, 4.25%
            due 2/08/2007                                                 4,358

    5,200   Howell Township, New Jersey, GO, BAN, Series C,
            4% due 9/19/2006                                              5,224

   54,310   Hudson County, New Jersey, COP, MERLOTS, VRDN,
            Series A35, 3.20% due 12/01/2021 (d)(e)                      54,310

    2,566   Leonia, New Jersey, GO, BAN, 3.85% due 7/07/2006              2,574

   15,185   Middlesex County, New Jersey, Improvement
            Authority, GO (Woodbridge Township Guaranteed
            Project Notes), 4.50% due 11/13/2006                         15,304

    5,725   Municipal Securities Trust Certificates, GO, Refunding,
            VRDN, Series 2001-174, Class A, 3.14%
            due 2/26/2015 (e)                                             5,725

    8,410   New Brunswick, New Jersey, GO, BAN, 4%
            due 7/12/2006                                                 8,440

            New Jersey EDA, CP:
   25,300        3.31% due 4/06/2006                                     25,300
   15,000        3.21% due 5/09/2006                                     15,000


     Face
   Amount   Municipal Bonds                                            Value

New Jersey (continued)

 $ 20,000   New Jersey EDA, EDR, Refunding (Airis Newark LLC
            Project), ARCS, VRDN, AMT, 3.12%
            due 1/01/2019 (a)(e)                                     $   20,000

    9,100   New Jersey EDA, EDR, Refunding (Diocese of
            Metuchen Project), VRDN, 3.16% due 9/01/2030 (e)              9,100

            New Jersey EDA, EDR, VRDN (e):
    7,595        (MZR Real Estate LP Project), AMT, 3.24%
                 due 12/01/2026                                           7,595
    3,825        (PB Tower & Metro Project), AMT, Series A,
                 3.39% due 11/01/2026                                     3,825
    1,910        (PB Tower & Metro Project), AMT, Series B,
                 3.39% due 11/01/2011                                     1,910
    7,445        (Wyckoff Family YMCA Inc. Project), 3.18%
                 due 10/01/2023                                           7,445

    6,100   New Jersey EDA, First Mortgage Revenue Bonds
            (Lion's Gate Project), VRDN, Series C, 3.17%
            due 1/01/2020 (e)                                             6,100

   39,000   New Jersey EDA, Natural Gas Facilities Revenue
            Bonds (NUI Corporation Project), VRDN, AMT,
            Series A, 3.18% due 6/01/2026 (a)(e)                         39,000

            New Jersey EDA, Revenue Bonds, VRDN (e):
    1,900        (Accurate Box Co. Inc. Project), AMT, 3.24%
                 due 11/01/2009                                           1,900
    3,825        (Cozzoli Enterprises LLC Project), AMT, 3.20%
                 due 2/01/2022                                            3,825
    2,670        (Esarc, Inc. Project), 3.24% due 4/01/2029               2,670
    1,820        (Jewish Family Service), 3.24% due 2/01/2022             1,820
    8,055        MERLOTS, Series A-41, 3.20% due 6/15/2022 (b)            8,055
   21,985        MERLOTS, Series B-02, 3.20% due 6/15/2020 (d)           21,985
    3,690        (Ocean County YMCA Inc. Project), 3.24%
                 due 9/01/2021                                            3,690
    4,915        (Presbyterian Homes), Series B, 3.17%
                 due 12/01/2032                                           4,915
    3,375        ROCS, Series II-R-203, 3.20% due 6/15/2021 (a)           3,375
    3,260        (Urban League Project), 3.24% due 8/01/2019              3,260
    2,835        (YMCA of Montclair Project), 3.34%
                 due 6/01/2022                                            2,835

            New Jersey EDA, Revenue Refunding Bonds, VRDN (e):
   10,095        FLOATS, Series 1162, 3.19% due 9/01/2026 (a)            10,095
    4,400        ROCS, Series II-R-331, 3.20% due 12/15/2015 (b)          4,400

   10,000   New Jersey EDA, Special Facility Revenue Bonds
            (Port Newark Container LLC), VRDN, AMT, 3.21%
            due 7/01/2030 (e)                                            10,000

            New Jersey Health Care Facilities Financing Authority
            Revenue Bonds, VRDN (e):
   16,775        (Atlanticare Regional Medical Center), Series A-1,
                 3.16% due 7/01/2030                                     16,775
    5,990        (Beth Israel Hospital Association), Series A-2,
                 3.17% due 7/01/2014                                      5,990
    5,766        FLOATS, Series 702, 3.21% due 7/01/2014 (d)              5,766
    9,680        FLOATS, Series 943, 3.21% due 7/01/2024 (b)              9,680
   11,925        FLOATS, Series 1157, 3.19% due 7/01/2025 (b)            11,925
    2,925        (Wiley Mission Project), 3.16% due 7/01/2029             2,925



CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006



Schedule of Investments (concluded)         CMA New Jersey Municipal Money Fund

                                                                 (In Thousands)

     Face
   Amount   Municipal Bonds                                            Value

New Jersey (continued)

 $  2,835   New Jersey Health Care Facilities Financing Authority,
            Revenue Refunding Bonds, FLOATS, VRDN,
            Series 1163, 3.21% due 7/01/2018 (e)(h)                  $    2,835

    9,945   New Jersey State Educational Facilities Authority
            Revenue Bonds, ROCS, VRDN, Series II-R-464,
            3.21% due 7/01/2034 (b)(d)(e)                                 9,945

    8,620   New Jersey State Educational Facilities Authority,
            Revenue Refunding Bonds (Centenary College),
            VRDN, Series A, 3.17% due 10/01/2033 (e)                      8,620

   14,930   New Jersey State Highway Authority, Garden State
            Parkway General Revenue Refunding Bonds, PUTTERS,
            VRDN, Series 247, 3.21% due 1/01/2013 (b)(e)(f)              14,930

    7,000   New Jersey State Housing and Mortgage Financing
            Agency, M/F Revenue Refunding Bonds, VRDN, AMT,
            Series A, 3.19% due 5/01/2028 (c)(e)                          7,000

            New Jersey State Housing and Mortgage Finance
            Agency, S/F Housing Revenue Bonds, VRDN, AMT (e):
   25,000        Series Q, 3.21% due 4/01/2032                           25,000
    5,000        Series R, 3.21% due 4/01/2038                            5,000

   10,925   New Jersey State Housing and Mortgage Financing
            Agency, S/F Housing Revenue Refunding Bonds,
            VRDN, AMT, Series O, 3.21% due 10/01/2026 (e)                10,925

   33,000   New Jersey State, TRAN, Series A, 4% due 6/23/2006           33,058

            New Jersey State Transit Corporation, COP, ROCS,
            VRDN (e):
    5,330        Series II-R-3045, 3.43% due 9/15/2021 (b)                5,330
    5,750        Series 15, 0.99% due 9/15/2009 (a)(g)                    5,750

            New Jersey State Transportation Trust Fund Authority
            Revenue Bonds, VRDN (e):
   33,580        FLOATS, Series 775D, 3.19% due 12/15/2016               33,580
    7,405        FLOATS, Series 963-D, 3.19% due 6/15/2025 (b)            7,405
    6,115        MERLOTS, Series A13, 3.20% due 6/15/2020 (d)             6,115
   16,555        PUTTERS, Series 332, 3.21% due 12/15/2015 (a)           16,555
    7,060        ROCS, Series II-R-4040, 3.20% due 6/15/2022 (c)          7,060

            New Jersey State Transportation Trust Fund Authority,
            Revenue Refunding Bonds, FLOATS, VRDN (c)(e):
    3,845        Series 1102, 3.19% due 12/15/2017                        3,845
    2,995        Series 1117, 3.19% due 12/15/2016                        2,995

            New Jersey State Turnpike Authority, Turnpike
            Revenue Bonds, VRDN (c)(e):
   16,115        GO, Refunding, ROCS, Series II-R-4032, 3.20%
                 due 1/01/2021                                           16,115
   11,700        Series C-1, 3.14% due 1/01/2024                         11,700
   30,000        Series C-2, 3.14% due 1/01/2024                         30,000
   13,630        Series C-3, 3.14% due 1/01/2024                         13,630


     Face
   Amount   Municipal Bonds                                            Value

New Jersey (concluded)

            New Jersey State Turnpike Authority, Turnpike
            Revenue Refunding Bonds, VRDN (e):
 $  6,735        FLOATS, Series 1278, 3.19% due 1/01/2030 (a)        $    6,735
    2,700        Series D, 3.14% due 1/01/2018 (b)                        2,700

    3,328   North Plainfield, New Jersey, GO, BAN, 3.75%
            due 6/27/2006                                                 3,336

    3,000   Northfield, New Jersey, GO, BAN, 4.50%
            due 12/15/2006                                                3,022

   20,000   Passaic County, New Jersey, GO, Refunding, BAN,
            3.75% due 6/09/2006                                          20,033

    4,345   Passaic County, New Jersey, Utilities Authority, Solid
            Waste System, Revenue Refunding Bonds, Series A,
            4.50% due 2/23/2007                                           4,383

   15,000   Passaic, New Jersey, GO, BAN, 4% due 6/14/2006               15,022

   14,640   Port Authority of New York and New Jersey, CP,
            3.20% due 5/08/2006                                          14,640

    1,760   Port Authority of New York and New Jersey,
            PUTTERS, VRDN, AMT, Series 1089, 3.24%
            due 9/01/2013 (e)(i)                                          1,760

            Port Authority of New York and New Jersey, Special
            Obligation Revenue Refunding Bonds (Versatile
            Structure Obligation), VRDN, AMT (e):
   62,000        Series 1R, 3.15% due 8/01/2028                          62,000
   91,000        Series 4, 3.16% due 4/01/2024                           91,000
   47,200        Series 6, 3.16% due 12/01/2017                          47,200

   16,279   Princeton Township, New Jersey, GO, BAN, 4.25%
            due 6/30/2006                                                16,315

    2,693   South Bound Brook, New Jersey, GO, BAN, 4.25%
            due 9/22/2006                                                 2,708

   12,000   Stone Harbor, New Jersey, GO, BAN, 4%
            due 8/17/2006                                                12,027

    5,940   University of Medicine and Dentistry, New Jersey,
            COP, ROCS, VRDN, Series II-R-6510, 3.20%
            due 6/15/2024 (d)(e)                                          5,940

    8,595   Woodbridge Township, New Jersey, GO, BAN,
            3.75% due 7/07/2006                                           8,620


Puerto Rico--0.5%

    5,385   Puerto Rico Public Finance Corporation, FLOATS,
            VRDN, Series 705D, 3.18% due 8/01/2027 (a)(e)                 5,385

Total Investments (Cost--$1,095,728*)--99.3%                          1,095,728
Other Assets Less Liabilities--0.7%                                       8,068
                                                                     ----------
Net Assets--100.0%                                                   $1,103,796
                                                                     ==========

  * Cost for federal income tax purposes.

(a) AMBAC Insured.

(b) FGIC Insured.

(c) FSA Insured.

(d) MBIA Insured.

(e) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(f) Escrowed to maturity.

(g) Prerefunded.

(h) Radian Insured.

(i) CIFG Insured.

    See Notes to Financial Statements.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006



Schedule of Investments                       CMA New York Municipal Money Fund

                                                                 (In Thousands)

     Face
   Amount   Municipal Bonds                                            Value

New York--98.4%

            ABN AMRO MuniTops Certificates Trust, New York,
            Revenue Refunding Bonds, VRDN (j):
 $ 23,340        Series 2002-10, 3.20% due 11/15/2010 (d)            $   23,340
   12,930        Series 2004-24, 3.20% due 7/01/2012 (e)                 12,930

   10,000   Albany, New York, City School District, GO, BAN,
            Series B, 4% due 6/30/2006                                   10,032

    2,500   Albany, New York, IDA, IDR, Refunding
            (Albany Ventures Inc. Project), VRDN, 3.25%
            due 12/29/2010 (j)                                            2,500

    3,300   Alexandria Bay, New York, GO, BAN, 4.25%
            due 10/06/2006                                                3,316

            Allegany County, New York, GO, BAN:
    2,666        4% due 4/27/2006                                         2,669
    5,366        4% due 9/27/2006                                         5,393
    3,200        4.25% due 9/27/2006                                      3,215

    9,828   Binghamton, New York, GO, BAN, 4% due 9/22/2006               9,878

    8,000   Brasher Falls, New York, Central School District, BAN,
            3.75% due 7/07/2006                                           8,019

            Camden, New York, Central School District, GO, BAN:
    4,236        3.75% due 7/14/2006                                      4,236
   11,600        4.50% due 3/23/2007                                     11,696

    2,205   Cattaraugus County, New York, Development Agency,
            IDR (Gowanda Electronics Corporation), VRDN, AMT,
            Series A, 3.32% due 9/01/2021 (j)                             2,205

    4,000   Chautauqua County, New York, GO, TAN, 4%
            due 7/28/2006                                                 4,015

    4,750   Chautauqua Lake, New York, Central School District,
            GO, BAN, 4.25% due 10/20/2006                                 4,779

   20,000   Commack, New York, Union Free School District,
            GO, Refunding, BAN, 4.25% due 11/17/2006                     20,135

    3,430   Dutchess County, New York, IDA, Civic Facility
            Revenue Bonds (Trinity-Pawling School Corporation),
            VRDN, 3.17% due 10/01/2032 (j)                                3,430

            Eagle Tax-Exempt Trust, Metropolitan Transportation
            Authority, New York, Revenue Bonds, VRDN, Class A (j):
    5,000        Series 2003-0051, 3.20% due 11/15/2032 (b)               5,000
   25,000        Series 2005-0061, 3.20% due 11/15/2024 (a)              25,000

    6,500   Eagle Tax-Exempt Trust, New York State Dormitory
            Authority Revenue Bonds, VRDN, Series 2006-0021,
            Class A, 3.20% due 7/01/2027 (e)(j)                           6,500

   10,000   Eagle Tax-Exempt Trust, New York State Thruway
            Authority, Highway and Bridge Trust Fund, Revenue
            Refunding Bonds, VRDN, Series 2005-0080, Class A,
            3.20% due 4/01/2018 (a)(j)                                   10,000

            Eagle Tax-Exempt Trust, New York State Thruway
            Authority, Revenue Refunding Bonds, GO, VRDN,
            Class A (d)(j):
   14,235        Series 2006-0061, 3.21% due 1/01/2032                   14,235
    6,900        Series 2006-0063, 3.21% due 1/01/2030                    6,900

            Eagle Tax-Exempt Trust, New York, VRDN (j):
   10,145        Series 2001-323, 3.20% due 4/01/2015                    10,145
   24,500        Series 983201, 3.20% due 4/01/2017                      24,500



     Face
   Amount   Municipal Bonds                                            Value

New York (continued)

 $  6,930   Eagle Tax-Exempt Trust, Port Authority of New York
            and New Jersey, Revenue Refunding Bonds,
            VRDN, Series 2006-0045, Class A, 3.24%
            due 5/01/2034 (e)(j)                                     $    6,930

    7,730   Eagle Tax-Exempt Trust, Revenue Refunding
            Bonds, VRDN, Series 2002-6003, Class A, 3.20%
            due 11/15/2032 (d)(j)                                         7,730

    6,000   Eagle Tax-Exempt Trust, Triborough Bridge and Tunnel
            Authority, New York, Revenue Bonds, VRDN, Series
            2003-0004, Class A, 3.19% due 11/15/2032 (b)(j)               6,000

    5,170   East Moriches, New York, Union Free School District,
            GO, TAN, 3.75% due 6/22/2006                                  5,182

   25,000   Erie County, New York, GO, RAN, 3.75%
            due 7/13/2006                                                25,033

            Erie County, New York, IDA, Civic Facility Revenue
            Bonds, VRDN (j):
    3,840        (Child and Family Services of Erie County), 3.25%
                 due 6/01/2022                                            3,840
    1,410        (Claddagh Commission Inc. Project), 3.25%
                 due 12/01/2015                                           1,410

    3,200   Gloversville, New York, City School District, GO,
            BAN, 4% due 9/28/2006                                         3,216

    8,000   Greenlawn, New York, Harborfields Central School
            District, GO, TAN, 4% due 6/29/2006                           8,022

      425   Greenport, New York, Union Free School District, GO,
            TAN, 4% due 6/28/2006                                           426

    2,460   Guilderland, New York, IDA, Civic Facility, Revenue
            Bonds (West Turnpike), VRDN, Series A, 3.25%
            due 4/01/2020 (j)                                             2,460

    6,000   Halfmoon, New York, GO, BAN, 4.75%
            due 12/15/2006                                                6,060

    4,328   Hampton Bays, New York, Union Free School District,
            GO, BAN, 4% due 9/22/2006                                     4,350

    5,500   Huntington, New York, Union Free School District,
            GO, TAN, 4% due 6/29/2006                                     5,515

    5,448   Irvington, New York, GO, BAN, 4% due 6/30/2006                5,462

   16,000   Islip, New York, IDA, Industrial Revenue Bonds
            (Bayshore LLC Project), VRDN, AMT, 3.24%
            due 12/01/2029 (j)                                           16,000

    1,720   Ithaca City, New York, GO, BAN, 4% due 8/04/2006              1,727

    2,000   Kings Park, New York, Central School District, GO,
            BAN, 4.50% due 8/01/2006                                      2,008

   29,230   Long Island Power Authority, New York, Electric
            System General Revenue Bonds, VRDN, Series E,
            3.14% due 12/01/2029 (d)(j)                                  29,230

            Long Island Power Authority, New York, Electric System
            Revenue Bonds, VRDN (j):
   29,865        FLOATS, Series 822-D, 3.19% due 9/01/2029 (f)           29,865
   11,200        Series H, 3.14% due 12/01/2029 (d)                      11,200
   39,755        Sub-Series 3A, 3.14% due 5/01/2033                      39,755
    1,100        Sub-Series 7-B, 3.14% due 4/01/2025 (e)                  1,100



CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006



Schedule of Investments (continued)           CMA New York Municipal Money Fund

                                                                 (In Thousands)

     Face
   Amount   Municipal Bonds                                            Value

New York (continued)

            Long Island Power Authority, New York, Electric
            System Revenue Refunding Bonds, VRDN (j):
 $ 22,375        FLOATS, Series 339, 3.19% due
                 12/01/2026 (e)                                      $   22,375
    4,940        Series B, 5% due 6/01/2006                               4,956

   15,000   Mattituck-Cutchogue, New York, Union Free School
            District, GO, BAN, Series B, 4% due 7/27/2006                15,056

            Metropolitan Transportation Authority, New York, CP:
   17,500        3.50% due 7/05/2006                                     17,500
   17,000        3.50% due 7/10/2006                                     17,000

            Metropolitan Transportation Authority, New York,
            Dedicated Tax Fund, Revenue Refunding Bonds,
            VRDN (d)(j):
   10,565        FLOATS, Series 639, 3.21% due 11/15/2010                10,565
   37,800        Series B, 3.13% due 11/01/2022                          37,800

            Metropolitan Transportation Authority, New York, GO,
            VRDN (j):
   19,600        Sub-Series A-1, 3.13% due 11/01/2034 (f)                19,600
   14,335        Sub-Series A-3, 3.13% due 11/01/2034 (i)                14,335

            Metropolitan Transportation Authority, New York,
            Revenue Bonds, VRDN (j):
   19,926        FLOATS, Series 848-D, 3.19% due 11/15/2021 (b)          19,926
   11,550        GO, Sub-Series A-2, 3.13% due 11/01/2034 (f)            11,550
    9,765        MERLOTS, Series A12, 2.70% due 6/07/2006 (d)             9,765
    7,990        PUTTERS, Series 816, 3.21% due 5/15/2013 (a)             7,990

            Metropolitan Transportation Authority, New York,
            Revenue Refunding Bonds, VRDN (j):
   38,765        MERLOTS, Series A52, 3.20% due 11/15/2022 (b)           38,765
    8,450        MERLOTS, Series B25, 3.20% due 11/15/2025 (b)            8,450
    5,800        Series D-1, 3.13% due 11/01/2029 (d)                     5,800
    7,845        Series D-2, 3.13% due 11/01/2032 (d)                     7,845

    9,680   Metropolitan Transportation Authority, New York,
            Service Contract Revenue Bonds, MERLOTS, VRDN,
            Series A-43, 3.20% due 1/01/2010 (b)(j)                       9,680

    5,720   Milo, New York, Sewer System Improvements, GO,
            BAN, 3.50% due 11/22/2006                                     5,722

    1,700   Monroe County, New York, IDA, Civic Facility
            Revenue Refunding Bonds (Al Sigl Center for
            Rehabilitation Agencies, Inc. Project), VRDN, 3.25%
            due 12/01/2034 (j)                                            1,700

    1,005   Monroe County, New York, IDA, Revenue
            Bonds (Coopervision Project), VRDN, 3.32%
            due 1/01/2012 (j)                                             1,005

    4,621   Monroe-Woodbury, New York, Central School District,
            GO, BAN, 4.50% due 11/17/2006                                 4,657

    5,521   Monticello, New York, Central School District, GO,
            BAN, 4% due 7/28/2006                                         5,540

    8,000   Mount Vernon, New York, City School District, GO,
            TAN, 4.25% due 8/25/2006                                      8,030

    1,800   Nassau County, New York, IDA, Civic Facility Revenue
            Refunding and Improvement Bonds (Cold Spring
            Harbor), VRDN, 3.10% due 1/01/2034 (j)                        1,800

   12,500   Nassau County, New York, IDA, Revenue Bonds
            (Clinton Plaza Senior Housing Project), VRDN, 3.17%
            due 9/01/2034 (j)                                            12,500



     Face
   Amount   Municipal Bonds                                            Value

New York (continued)

 $ 10,000   New York City, New York, City Housing Development
            Corporation, M/F Mortgage Revenue Bonds
            (Gold Street Project), VRDN, Series A, 3.19%
            due 1/01/2037 (j)                                        $   10,000

   19,510   New York City, New York, City Housing Development
            Corporation, M/F Mortgage Revenue Refunding
            Bonds (The Crest Project), VRDN, Series A, 3.17%
            due 12/01/2036 (j)                                           19,510

            New York City, New York, City Housing Development
            Corporation, M/F Rental Housing Revenue Bonds,
            VRDN, Series A (j):
    7,000        AMT, Series A, 3.20% due 8/15/2032 (c)                   7,000
    8,600        (Armory Place LLC), AMT, 3.20%
                 due 3/15/2033 (c)                                        8,600
   10,400        (Brittany Development), AMT, 3.19%
                 due 6/15/2029 (c)                                       10,400
   17,450        (Carnegie Park), 3.14% due 11/15/2019 (c)               17,450
    3,200        (Lyric Development), AMT, 3.20%
                 due 11/15/2031 (c)                                       3,200
    4,700        (Monterey), 3.14% due 11/15/2019 (c)                     4,700
   10,000        (One Columbus Place Development), AMT, 3.20%
                 due 11/15/2028 (c)                                      10,000
   31,900        (Tribeca Towers), AMT, 3.18% due 11/15/2019 (c)         31,900
   18,600        (West 43rd Street Development), AMT, 3.19%
                 due 4/15/2029 (c)                                       18,600
   35,400        (West 89th Street Development), AMT, 3.18%
                 due 11/15/2029                                          35,400
   30,000        (West End Towers), AMT, 3.19% due 5/15/2034 (c)         30,000

   14,175   New York City, New York, City Housing Development
            Corporation, Residential Mortgage Revenue
            Bonds (East 17th Street), VRDN, Series A, 3.11%
            due 1/01/2023 (j)                                            14,175

            New York City, New York, City IDA, Civic Facility
            Revenue Bonds, VRDN (j):
    3,200        (Allen-Stevenson School Project), 3.20%
                 due 12/01/2034                                           3,200
    2,440        (Federation of French Alliances in the United
                 States Project), 3.25% due 2/01/2035                     2,440
    1,565        (Hewitt School Project), 3.20% due 12/01/2034            1,565

    6,300   New York City, New York, City IDA, Civic Facility
            Revenue Refunding Bonds (Brooklyn Heights
            Montessori School Project), VRDN, 3.18%
            due 1/01/2027 (j)                                             6,300

            New York City, New York, City IDA, Liberty Revenue
            Bonds, VRDN (j):
   25,000        (FC Hanson Office Associates LLC Project), 3.17%
                 due 12/01/2039                                          25,000
    4,000        (One Bryant Park LLC Project), Series B, 3.14%
                 due 11/01/2039                                           4,000

            New York City, New York, City IDA, Special Facility
            Revenue Bonds, ROCS, AMT, VRDN (j):
    9,000        (Air Express International Corporation Project),
                 3.20% due 7/01/2024                                      9,000
    7,125        Series II-R-445CE, 3.26% due 8/01/2028                   7,125
   20,000        Series II-R-446CE, 3.26% due 8/01/2031                  20,000



CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006



Schedule of Investments (continued)           CMA New York Municipal Money Fund

                                                                 (In Thousands)

     Face
   Amount   Municipal Bonds                                            Value

New York (continued)

 $  1,590   New York City, New York, City IDA, Special Facility
            Revenue Refunding Bonds, ROCS, VRDN, AMT,
            Series II-R-469CE, 3.26% due 1/01/2016 (j)               $    1,590

   29,100   New York City, New York, City Municipal Water
            Finance Authority, Water and Sewer System
            Revenue Bonds, MSTR, VRDN, SGB-25, 3.20%
            due 6/15/2007 (e)(h)(j)                                      29,100

            New York City, New York, City Municipal Water
            Finance Authority, Water and Sewer System Revenue
            Refunding Bonds, VRDN (j):
   17,530        MSTR, Series SGB-27, 3.20% due 6/15/2024 (d)            17,530
    1,100        Series F-1, 3.10% due 6/15/2033                          1,100
   26,880        Series F-2, 3.18% due 6/15/2033                         26,880
   15,240        PUTTERS, Series 622, 3.21% due 6/15/2012 (a)            15,240

   11,900   New York City, New York, City Municipal Water
            Finance Authority, Water and Sewer System, Second
            General Resolution Revenue Refunding Bonds,
            Series AA-1, VRDN, 3.11% due 6/15/2032 (j)                   11,900

   16,715   New York City, New York, City Transitional Finance
            Authority, Future Tax Secured Revenue Bonds, VRDN,
            Series A-2, 3.15% due 11/15/2027 (j)                         16,715

    5,250   New York City, New York, City Transitional Finance
            Authority, New York City Recovery Revenue Refunding
            Bonds, VRDN, Series 3, Sub-Series 3F, 3.10%
            due 11/01/2022 (j)                                            5,250

            New York City, New York, City Transitional Finance
            Authority Revenue Bonds, VRDN (j):
   14,835        FLOATS, Series 536, 3.19% due 5/01/2015 (e)             14,835
    1,100        Future Tax Secured, Series A, 3.14%
                 due 2/15/2030                                            1,100
    5,400        Future Tax Secured, Series A-1, 3.14%
                 due 11/15/2022                                           5,400
    1,250        Future Tax Secured, Series A-1, 3.14%
                 due 11/15/2028                                           1,250
   28,200        (New York City Recovery), Series 1,
                 Sub-Series 1-A, 3.15% due 11/01/2022                    28,200
    2,600        (New York City Recovery), Series 1,
                 Sub-Series 1-B, 3.14% due 11/01/2022                     2,600
    3,165        (New York City Recovery), Series 1,
                 Sub-Series 1-D, 3.10% due 11/01/2022                     3,165
    3,155        ROCS, Series II-R-2052, 3.20% due 2/01/2022 (e)          3,155
    3,770        ROCS, Series II-R-2054, 3.21% due 2/01/2020 (e)          3,770
   20,000        Sub-Series 2-B, 3.14% due 11/01/2022                    20,000
    3,255        Sub-Series 2-F, 3.10% due 11/01/2022                     3,255

            New York City, New York, GO, Refunding:
   11,955        MERLOTS, VRDN, Series A32, 3.20%
                 due 8/01/2011 (d)(j)                                    11,955
   10,510        PUTTERS, VRDN, Series 1110, 3.21%
                 due 8/01/2012 (e)(j)                                    10,510
    6,215        Series E, 5% due 8/01/2006                               6,251
   13,715        VRDN, Sub-Series C-2, 3.15% due 8/01/2020 (j)           13,715
   14,400        VRDN, Sub-Series C-4, 3.12% due 8/01/2020 (j)           14,400
   31,550        VRDN, Sub-Series C-5, 3.15% due 8/01/2020 (j)           31,550
   10,000        VRDN, Sub-Series G-3, 3.12% due 8/01/2014 (j)           10,000


     Face
   Amount   Municipal Bonds                                            Value

New York (continued)

            New York City, New York, GO, VRDN (j):
 $  5,000        MSTR, SGB-36, 3.17% due 6/01/2022 (a)               $    5,000
   27,935        PUTTERS, Series 865, 3.46% due 4/01/2013 (a)(d)         27,935
   11,385        PUTTERS, Series 914, 3.60% due 8/24/2006 (b)            11,385
   30,000        ROCS, Series II-R-251A, 3.54% due 7/13/2006             30,000
   10,920        ROCS, Series II-R-4563, 3.43%
                 due 6/01/2006 (f)(l)                                    10,920
    6,860        Series F-4, 3.15% due 2/15/2020                          6,860
    4,200        Series F-5, 3.15% due 2/15/2016                          4,200
    3,850        Series J, Sub-Series J-2, 3.16% due 2/15/2016            3,850
    2,800        Sub-Series A-3, 3.15% due 8/01/2031                      2,800
   14,700        Sub-Series A-6, 3.13% due 8/01/2031                     14,700
    2,520        Sub-Series A-9, 3.16% due 8/01/2018                      2,520
    5,000        Sub-Series C-3, 3.16% due 8/15/2029 (f)                  5,000
   11,000        Sub-Series E-3, 3.16% due 8/01/2034                     11,000
    9,600        Sub-Series B-9, 3.16% due 8/15/2023                      9,600
   15,815        Sub-Series H-6, 3.17% due 3/01/2034                     15,815

    2,390   New York City, New York, Jay Street Development
            Corporation, Court Facility, Lease Revenue Bonds
            (Jay Street Project), VRDN, Series A-1, 3.14%
            due 5/01/2022 (j)                                             2,390

   15,359   New York State Commander of General Services
            Revenue Bonds (People of the State of New York),
            VRDN, 3.19% due 9/01/2021 (j)                                15,359

   18,285   New York State Dormitory Authority, Mental Health
            Facilities Improvement Revenue Refunding Bonds,
            VRDN, Series F-2B, 3.12% due 2/15/2021 (d)(j)                18,285

            New York State Dormitory Authority, Mental Health
            Services Revenue Bonds, VRDN (j):
    2,800        Sub-Series D-2E, 3.13% due 2/15/2031                     2,800
   30,000        Sub-Series D-2G, 3.13% due 2/15/2031                    30,000
   15,000        Sub-Series D-2H, 3.13% due 2/15/2031                    15,000

            New York State Dormitory Authority, Revenue Bonds,
            VRDN (j):
    6,900        FLOATS, Series 894, 3.19% due 7/01/2027 (e)              6,900
    1,315        MERLOTS, Series A35, 3.20% due 8/01/2023 (e)(m)          1,315
    8,155        MERLOTS, Series B30, 3.20% due 3/15/2027 (b)(l)          8,155
    6,655        (Pratt Institute), 3.21% due 7/01/2034 (k)               6,655
    4,690        (Teresian Housing Corporation), 3.13%
                 due 7/01/2033                                            4,690

   19,955   New York State Dormitory Authority, Revenue
            Refunding Bonds, MERLOTS, VRDN, Series A-09,
            2.78% due 5/15/2031 (a)(j)                                   19,955

    3,000   New York State Energy Research and Development
            Authority, Facilities Revenue Bonds (Consolidated
            Edison Company of New York, Inc. Project), VRDN,
            AMT, Sub-Series C-3, 3.21% due 11/01/2039 (j)                 3,000

   15,600   New York State, GO, VRDN, Series G, 2.95%
            due 8/03/2006 (j)                                            15,600

            New York State, HFA, Housing Revenue Bonds, VRDN,
            Series A (j):
   20,000        (100 Maiden Lane Project), 3.18%
                 due 11/01/2037                                          20,000
    3,400        (West 33rd Street Housing), AMT, 3.19%
                 due 11/15/2036 (c)                                       3,400
   38,550        (West 43rd Street), AMT, 3.19% due 11/01/2034           38,550



CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006



Schedule of Investments (continued)           CMA New York Municipal Money Fund

                                                                 (In Thousands)

     Face
   Amount   Municipal Bonds                                            Value

New York (continued)

 $  4,885   New York State, HFA, M/F Housing Revenue Bonds,
            VRDN, Series A, 3.20% due 11/01/2028 (a)(j)               $   4,885

            New York State, HFA, M/F Revenue Bonds, VRDN (c)(j):
    5,000        (750 6th Ave), Series A, 3.21% due 5/15/2031             5,000
    5,600        (Kew Gardens Hills), AMT, Series A, 3.18%
                 due 5/15/2036                                            5,600

            New York State, HFA Revenue Bonds, VRDN, AMT (j):
    6,400        (1500 Lexington Associates LLC), Series A, 3.21%
                 due 5/15/2034 (c)                                        6,400
   28,600        (1501 Lex Associates LP), Series A, 3.18%
                 due 5/15/2032 (c)                                       28,600
   10,545        (Biltmore Tower Project), Series A, 3.21%
                 due 5/15/2034 (c)                                       10,545
   28,830        (Chelsea Apartments), Series A, 3.21%
                 due 11/15/2036 (c)                                      28,830
   12,000        (Gethsemane Apartments), Series A, 3.20%
                 due 5/15/2033 (c)                                       12,000
   21,000        (Helena Housing), Series A, 3.18%
                 due 11/01/2036                                          21,000
   12,000        (Saxony Housing), Series A, 3.19%
                 due 5/15/2030                                           12,000
   13,000        (Talleyrand Crescent), 3.18% due 5/15/2028 (c)          13,000
   54,400        (Tribeca), Series A, 3.18% due 11/15/2029 (c)           54,400
   32,600        (Tribeca Pointe LLC), Series A, 3.18%
                 due 5/15/2029 (c)                                       32,600
   10,800        (Victory Housing), Series A, 3.18%
                 due 11/01/2033 (g)                                      10,800

            New York State, HFA, Service Contract Revenue
            Refunding Bonds, VRDN (j):
    7,500        Series C, 3.15% due 3/15/2026                            7,500
   19,300        Series D, 3.15% due 3/15/2026                           19,300
    6,500        Series G, 3.16% due 3/15/2028                            6,500

       83   New York State Local Government Assistance
            Corporation Revenue Bonds, VRDN, Series B, 3.10%
            due 4/01/2025 (j)                                                83

            New York State Power Authority, CP:
    4,207        3.36% due 5/01/2006                                      4,207
    9,000        3.47% due 6/08/2006                                      9,000

            New York State Thruway Authority, Highway and
            Bridge Trust Fund, General Revenue Bonds, PUTTERS,
            VRDN (j):
    4,930        Series 405, 3.46% due 6/15/2006 (e)                      4,930
   10,595        Series 1098, 3.21% due 7/01/2013 (d)                    10,595

            New York State Thruway Authority, Highway and
            Bridge Trust Fund, Revenue Refunding Bonds,
            VRDN (a)(j):
   10,000        PUTTERS, Series 1047, 3.21% due 4/01/2013               10,000
    3,000        ROCS, Series II-R-458, 3.20% due 4/01/2020               3,000
    7,570        ROCS, Series II-R-5012, 3.20% due 4/01/2019              7,570

    1,200   New York State Thruway Authority, Highway and
            Bridge Trust Fund, Service Contract Revenue
            Refunding Bonds, VRDN, 5% due 4/01/2006 (j)                   1,200

    8,450   New York State Urban Development Corporation
            Revenue Bonds, MERLOTS, VRDN, Series A01, 3.20%
            due 3/15/2015 (b)(j)                                          8,450


     Face
   Amount   Municipal Bonds                                            Value

New York (continued)

 $  2,500   New York State Urban Development Corporation,
            State Facilities Revenue Refunding Bonds, VRDN,
            6.25% due 4/01/2006 (j)                                  $    2,500

            Newark Valley, New York, Central School District,
            GO, BAN:
    4,000        Series B, 3.75% due 6/29/2006                            4,009
   14,695        Series C, 4% due 6/29/2006                              14,728

    2,075   Onondaga County, New York, IDA, IDR (Peregrine
            International LLC Project), VRDN, AMT, 3.20%
            due 5/01/2022 (j)                                             2,075

   13,400   Onondaga County, New York, IDA, Solid Waste
            Disposal Facility Revenue Refunding Bonds
            (Solvay Paperboard Project), VRDN, AMT, 3.26%
            due 7/01/2023 (j)                                            13,400

    3,400   Ontario County, New York, IDA, Civic Facility Revenue
            Bonds (Friends of the Finger Lakes Performing
            Arts Center, Inc. Project), VRDN, Series A, 3.20%
            due 12/01/2036 (j)                                            3,400

    1,730   Oswego County, New York, IDA, Civic Facility
            Revenue Bonds (O H Properties Inc. Project), VRDN,
            Series A, 3.27% due 6/01/2024 (j)                             1,730

    2,990   Port Authority of New York and New Jersey Revenue
            Bonds, PUTTERS, VRDN, AMT, Series 1095, 3.24%
            due 9/01/2013 (f)(j)                                          2,990

   18,800   Port Authority of New York and New Jersey, Special
            Obligation Revenue Refunding Bonds (Versatile
            Structure Obligation), VRDN, AMT, Series 1R, 3.12%
            due 8/01/2028 (j)                                            18,800

   26,940   Poughkeepsie, New York, City School District, GO,
            BAN, 3.50% due 5/05/2006                                     26,958

    9,850   Putnam Valley, New York, Central School District,
            GO, BAN, 3.50% due 6/30/2006                                  9,867

            Rockland County, New York, IDA, Civic Facility
            Revenue Bonds, (Dominican College Project), VRDN (j):
    6,855        Series A, 3.19% due 7/01/2035                            6,855
    3,060        Series B, 3.19% due 7/01/2035                            3,060

    9,800   Rockland County, New York, IDA, Revenue Bonds
            (Dominican College Project), VRDN, Series A, 3.19%
            due 5/01/2034 (j)                                             9,800

   10,700   Rockland County, New York, Refunding, GO, TAN,
            4.50% due 3/22/2007                                          10,798

            Rome, New York, City School District, GO:
    3,500        BAN, 4% due 7/28/2006                                    3,512
   10,000        RAN, 3.50% due 6/23/2006                                10,013

    8,000   Schenectady, New York, City School District, GO,
            RAN, 3.75% due 7/06/2006                                      8,019

    5,000   Shenendehowa Central School District of Clifton Park,
            New York, GO, RAN, 3% due 6/22/2006                           5,002

    5,390   Sherburne-Earleville Centennial School District of
            New York, GO, BAN, 4.50% due 2/08/2007                        5,442

    3,000   South Country Central School District of Brookhaven,
            New York, TAN, 3.75% due 6/23/2006                            3,006



CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006



Schedule of Investments (concluded)           CMA New York Municipal Money Fund

                                                                 (In Thousands)

     Face
   Amount   Municipal Bonds                                            Value

New York (continued)

 $    500   South Glens Falls, New York, Central School District,
            GO, RAN, 3.50% due 6/16/2006                             $      501

    3,250   South Orangetown, New York, Central School District,
            TAN, 3.75% due 6/30/2006                                      3,258

    8,600   Southampton Township, New York, GO, BAN, 3.50%
            due 4/13/2006                                                 8,602

   20,000   Suffolk County, New York, GO, TAN, Series I, 4.25%
            due 8/16/2006                                                20,077

    4,920   Suffolk County, New York, IDA, Solid Waste Disposal
            Facility, Revenue Refunding Bonds (Ogden
            Martin Systems), ROCS, VRDN, AMT, 3.42%
            due 10/01/2006 (a)(j)                                         4,920

    8,405   Sullivan County, New York, GO, Refunding, BAN, 4%
            due 9/07/2006                                                 8,440

    2,874   Ticonderoga, New York, Central School District, GO,
            BAN, Series B, 4% due 7/14/2006                               2,884

            Tobacco Settlement Financing Corporation of New
            York Revenue Bonds, VRDN (a)(j):
    7,445        PUTTERS, Series 648, 3.21% due 6/01/2011                 7,445
    2,920        ROCS, Series II-R-2034, 3.21% due 6/01/2020              2,920

    7,000   Triborough Bridge and Tunnel Authority, New York,
            General Purpose Revenue Bonds, VRDN, Series A,
            3.14% due 11/01/2035 (j)                                      7,000

            Triborough Bridge and Tunnel Authority, New York,
            General Purpose Revenue Refunding Bonds,
            VRDN (a)(j):
    3,900        Series B, 3.15% due 1/01/2032                            3,900
    7,100        Series C, 3.15% due 1/01/2032                            7,100

    6,600   Triborough Bridge and Tunnel Authority, New York,
            General Revenue Refunding Bonds, VRDN,
            Sub-Series B-2, 3.16% due 1/01/2032 (j)                       6,600

            Triborough Bridge and Tunnel Authority, New York,
            Revenue Bonds, VRDN (a)(j):
    9,485        MERLOTS, Series B28, 3.20% due 11/15/2026                9,485
    7,055        PUTTERS, Series 342, 3.21% due 11/15/2020                7,055
    2,045        ROCS, Series II-R-2013, 3.20% due 11/15/2021             2,045

            Triborough Bridge and Tunnel Authority, New York,
            Revenue Refunding Bonds, VRDN (e)(j):
   12,893        FLOATS, Series 839, 3.19% due 11/15/2019                12,893
    9,925        MERLOTS, Series B03, 3.20% due 11/15/2020                9,925
   14,450        MERLOTS, Series B13, 3.20% due 11/15/2021               14,450
   14,080        PUTTERS, Series 304, 3.21% due 11/15/2018               14,080
    5,320        ROCS, Series II-R-1032, 3.20% due 11/15/2021             5,320



     Face
   Amount   Municipal Bonds                                            Value

New York (concluded)

            Triborough Bridge and Tunnel Authority, New York,
            Special Obligation Revenue Refunding Bonds,
            VRDN (d)(j):
 $  9,675        Series A, 3.15% due 1/01/2031                       $    9,675
    1,525        Series C, 3.15% due 1/01/2031                            1,525
    2,600        Series D, 3.15% due 1/01/2031                            2,600

            Tsasc, Inc. New York, Revenue Refunding Bonds,
            ROCS, VRDN (j):
    4,760        Series II-R-513CE, 3.20% due 6/01/2034                   4,760
    5,600        Series II-R-519CE, 3.20% due 6/01/2042                   5,600

    2,942   Ulster County, New York, Go, Refunding, BAN,
            4.25% due 11/17/2006                                          2,962

            Wappinger, New York, GO, BAN:
    3,635        3.50% due 4/28/2006                                      3,637
    1,425        4% due 8/10/2006                                         1,430

    4,500   Westchester County, New York, IDA, Civic Facility
            Revenue Refunding Bonds (Northern Westchester
            Hospital), VRDN, 3.20% due 11/01/2024 (j)                     4,500

    3,200   William Floyd Union Free School District of Mastics-
            Moriches-Shirley, GO, TAN, 4% due 6/27/2006                   3,204

    1,400   Williamson, New York, Central School District, GO,
            BAN, 4.25% due 8/18/2006                                      1,406

    1,500   Yonkers, New York, IDA, Revenue Bonds, MERLOTS,
            VRDN, Series A01, 3.25% due 7/01/2042 (j)                     1,500

    3,955   Yorktown, New York, Central School District, GO,
            BAN, 4% due 7/12/2006                                         3,968


Puerto Rico--0.9%

    2,400   Municipal Securities Trust Certificates, Puerto
            Rico, GO, VRDN, Series 2002-199, Class A, 3.17%
            due 1/25/2016 (e)(j)                                          2,400

    4,695   Municipal Securities Trust Certificates, Puerto Rico,
            Revenue Bonds, VRDN, Series 2000-107, Class A,
            3.17% due 5/19/2009 (d)(j)                                    4,695

   12,682   Puerto Rico Public Buildings Authority Revenue
            Refunding Bonds, FLOATS, VRDN, Series 747D, 3.18%
            due 7/01/2017 (f)(j)(l)                                      12,682

    3,397   Puerto Rico Public Finance Corporation Revenue
            Bonds, FLOATS, VRDN, Series 919, 3.18%
            due 8/01/2026 (f)(j)(l)                                       3,397

Total Investments (Cost--$2,492,921*)--99.3%                          2,492,921
Other Assets Less Liabilities--0.7%                                      17,900
                                                                     ----------
Net Assets--100.0%                                                   $2,510,821
                                                                     ==========

  * Cost for federal income tax purposes.

(a) AMBAC Insured.

(b) FGIC Insured.

(c) FNMA Collateralized.

(d) FSA Insured.

(e) MBIA Insured.

(f) CIFG Insured.

(g) FHLMC Insured.

(h) Prerefunded.

(i) XL Capital Insured.

(j) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(k) Radian Insured.

(l) Tradable Custodian Receipts (TRACERS).

(m) FHA Insured.

    See Notes to Financial Statements.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006



Schedule of Investments                 CMA North Carolina Municipal Money Fund

                                                                 (In Thousands)

     Face
   Amount   Municipal Bonds                                            Value

North Carolina--96.7%

 $  1,500   Alamance County, North Carolina, Industrial
            Facilities and Pollution Control Financing Authority,
            IDR (Millender Project), VRDN, AMT, 3.28%
            due 12/01/2020 (a)                                       $    1,500

    1,500   Buncombe County, North Carolina, Industrial
            Facilities and Pollution Control Financing Authority,
            Revenue Refunding Bonds (Industrial Development
            Alliance), VRDN, AMT, 3.42% due 8/01/2009 (a)                 1,500

    2,300   Chapel Hill University, North Carolina, Hospital
            Revenue Refunding Bonds, VRDN, Series B, 3.12%
            due 2/15/2031 (a)                                             2,300

    8,090   Charlotte, North Carolina, Airport Revenue Refunding
            Bonds, VRDN, Series A, 3.16% due 7/01/2016 (a)(c)             8,090

            Charlotte, North Carolina, CP:
    4,000        3% due 7/12/2006                                         4,000
    3,900        3.30% due 9/08/2006                                      3,900

    1,335   Charlotte-Mecklenburg, North Carolina, Hospital
            Authority Revenue Bonds (Health Care System),
            VRDN, Series C, 3.12% due 1/15/2026 (a)                       1,335

    2,300   Charlotte-Mecklenburg, North Carolina, Hospital
            Authority, Revenue Refunding Bonds (Health Care
            System), VRDN, Series D, 3.12% due 1/15/2026 (a)              2,300

    2,370   Eagle Tax-Exempt Trust, North Carolina State,
            GO, VRDN, Series 2005-1001, Class A, 3.21%
            due 3/01/2023 (a)                                             2,370

    1,375   Gaston County, North Carolina, Industrial Facilities
            and Pollution Control Financing Authority, IDR
            (Marlatex Corporation Project), VRDN, AMT, 3.33%
            due 6/01/2015 (a)                                             1,375

            Guilford County, North Carolina, Industrial Facilities
            and Pollution Control Financing Authority, IDR,
            VRDN, AMT (a):
    2,800        (High Point Textiles Auxiliaries), Refunding,
                 3.28% due 6/01/2012                                      2,800
    3,200        (Nat Sherman Building LLC), 3.38%
                 due 3/01/2022                                            3,200
      700        (Neal Manufacturing), 3.23% due 11/01/2013                 700
    1,800        (Ornamental Products), 3.23% due 12/01/2014              1,800
    2,300        (Snider Tire Inc.), 3.28% due 10/01/2019                 2,300

   12,415   Halifax County, North Carolina, Industrial Facilities
            and Pollution Control Financing Authority Revenue
            Bonds, Exempt Facilities (Westmoreland), VRDN,
            3.19% due 12/01/2019 (a)                                     12,415

      500   Harnett County, North Carolina, Industrial Facilities
            and Pollution Control Financing Authority, IDR
            (Edwards Brothers, Inc. Project), VRDN, AMT, 3.28%
            due 1/01/2007 (a)                                               500

    3,135   Lee County, North Carolina, Industrial Facilities and
            Pollution Control Financing Authority, IDR (Lee Central
            LLC Project), VRDN, AMT, 3.28% due 12/01/2023 (a)             3,135


     Face
   Amount   Municipal Bonds                                            Value

North Carolina (continued)

 $  2,055   Lincoln County, North Carolina, Industrial Facilities
            and Pollution Control Financing Authority,
            IDR (Packaging NC Project), VRDN, 3.30%
            due 10/01/2013 (a)                                       $    2,055

    9,000   Martin County, North Carolina, Industrial Facilities
            and Pollution Control Financing Authority, IDR
            (Penco Products Project), VRDN, AMT, 3.31%
            due 9/01/2022 (a)                                             9,000

            Mecklenburg County, North Carolina, Industrial
            Facilities and Pollution Control Financing Authority,
            Industrial Revenue Bonds, VRDN, AMT (a):
      600        (Ferguson Supply and Box Manufacturing),
                 3.30% due 8/01/2010                                        600
    4,600        (Southern Steel Company LLC Project), 3.23%
                 due 3/02/2015                                            4,600

    3,740   Mecklenburg County, North Carolina, M/F Housing
            Revenue Bonds (Sycamore Green Apartments), VRDN,
            3.23% due 1/01/2022 (a)                                       3,740

   14,115   Municipal Securities Trust Certificates, GO, VRDN,
            Series 138, Class A, 3.21% due 3/16/2015 (a)                 14,115

      949   Newland, North Carolina, BAN, 4.50%
            due 9/20/2006                                                   956

    2,800   North Carolina Agriculture Finance Authority,
            Agriculture Development Revenue Bonds
            (Albemarle Cotton Growers), VRDN, AMT, 3.28%
            due 7/01/2014 (a)                                             2,800

    7,410   North Carolina Agriculture Finance Authority,
            Agriculture Development Revenue Refunding Bonds
            (Harvey Fertilizer and Gas Project), VRDN, AMT,
            3.28% due 6/01/2016 (a)                                       7,410

            North Carolina Eastern Municipal Power Agency,
            Power System Revenue Refunding Bonds, VRDN (a)(b):
    1,307        MERLOTS, Series 955-D, 3.20% due 1/01/2018               1,306
    5,000        ROCS, Series II-R-484, 3.21% due 1/01/2020               5,000
    3,415        Series G, 3.20% due 1/01/2018                            3,415

            North Carolina HFA, Home Ownership Revenue
            Bonds, VRDN, AMT (a):
    1,260        Series 15-C, 3.22% due 7/01/2032 (d)                     1,260
    4,400        Series 17-C, 3.22% due 7/01/2033                         4,400
    7,800        Series 18-C, 3.22% due 1/01/2035                         7,800
    3,800        Series 22-B, 3.20% due 1/01/2038                         3,800

    4,920   North Carolina Medical Care Commission, Health
            Care Facilities, First Mortgage Revenue Refunding
            Bonds (Carol Woods Project), VRDN, 3.14%
            due 4/01/2031 (a)(g)                                          4,920

    1,300   North Carolina Medical Care Commission, Health
            Care Facilities Revenue Bonds (Novant Health
            Group), VRDN, Series A, 3.18% due 11/01/2034 (a)              1,300



CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006



Schedule of Investments (concluded)     CMA North Carolina Municipal Money Fund

                                                                 (In Thousands)

     Face
   Amount   Municipal Bonds                                            Value

North Carolina (continued)

            North Carolina Medical Care Commission, Hospital
            Revenue Bonds, VRDN (a):
 $  7,340        (Moses H. Cone Memorial Health System),
                 Series B, 3.13% due 10/01/2035                      $    7,340
    5,300        (Pooled Equipment Financing Project), ACES,
                 3.25% due 12/01/2025 (c)                                 5,300

    4,225   North Carolina Medical Care Commission, Retirement
            Facilities Revenue Refunding Bonds (Aldersgate
            Project), VRDN, 3.27% due 1/01/2031 (a)                       4,225

    3,450   North Carolina Medical Care Commission Revenue
            Bonds, ROCS, VRDN, Series II-R-296, 3.21%
            due 9/01/2033 (a)(d)(f)                                       3,450

    4,335   North Carolina Municipal Power Agency Number 1,
            Catawba Electric Revenue Bonds, ROCS, VRDN,
            Series II-R-211, 3.21% due 1/01/2020 (a)                      4,335

    3,715   North Carolina State Educational Assistance
            Authority, Revenue Refunding Bonds (Guaranteed
            Student Loan), VRDN, AMT, Series A-2, 3.23%
            due 9/01/2035 (a)(b)                                          3,715

    3,625   North Carolina State, GO, Refunding, VRDN, Series E,
            3% due 6/01/2019 (a)                                          3,625

    5,605   North Carolina State, Public Improvements, GO,
            VRDN, Series D, 3.13% due 5/01/2021 (a)                       5,605

    1,200   North Carolina State University-Raleigh, North
            Carolina, Revenue Bonds (Centennial Campus),
            VRDN, Series A, 3.17% due 12/15/2019 (a)(d)                   1,200

      720   Piedmont Triad Airport Authority, North Carolina,
            Special Facility Revenue Bonds (Cessna Aircraft
            Company Project), VRDN, 3.23% due 10/01/2012 (a)                720

    6,715   Raleigh Durham, North Carolina, Airport Authority,
            Airport Revenue Bonds, VRDN, AMT, 3.22%
            due 11/01/2017 (a)(e)                                         6,715

    2,300   Rowan County, North Carolina, Industrial Facilities
            and Pollution Control Financing Authority, PCR,
            IDR (Hon Industries Project), VRDN, AMT, 3.28%
            due 4/01/2018 (a)                                             2,300


     Face
   Amount   Municipal Bonds                                            Value

North Carolina (concluded)

 $  1,900   Rutherford County, North Carolina, Industrial
            Facilities and Pollution Control Financing Authority,
            IDR (All American Homes of North Carolina), VRDN,
            AMT, 3.50% due 11/01/2011 (a)                            $    1,900

    1,680   Sampson County, North Carolina, Industrial Facilities
            and Pollution Control Financing Authority, IDR
            (Dubose Strapping Inc. Project), VRDN, AMT, 3.33%
            due 1/01/2012 (a)                                             1,680

    2,654   Southwest Water District, North Carolina, GO, BAN,
            4.25% due 10/25/2006                                          2,669

    2,200   Stanley County, North Carolina, Industrial Facilities
            and Pollution Control Financing Authority, IDR
            (Patrick Industries Project), VRDN, AMT, 3.50%
            due 8/01/2010 (a)                                             2,200

    1,045   University of North Carolina System Pool Revenue
            Bonds, VRDN, Series A, 4% due 4/01/2006 (a)(b)                1,045

    2,700   Vance County, North Carolina, Industrial Facilities
            and Pollution Control Financing Authority, IDR
            (HH Hunt Manufacturing Facilities LLC Project),
            VRDN, 3.28% due 6/01/2015 (a)                                 2,700

    1,700   Wilson County, North Carolina, Industrial Facilities
            and Pollution Control Financing Authority, IDR
            (Supreme/Murphy Truck Project), VRDN, AMT, 3.50%
            due 6/01/2015 (a)                                             1,700


Puerto Rico--2.5%

    1,600   Municipal Securities Trust Certificates, Puerto Rico,
            GO, VRDN, Series 2002-199, Class A, 3.17%
            due 1/25/2016 (a)(c)                                          1,600

    3,485   Puerto Rico Commonwealth Infrastructure Financing
            Authority, Special Obligation Revenue Refunding
            Bonds, MERLOTS, VRDN, Series A-11, 2.75%
            due 7/01/2022 (a)(e)                                          3,485

Total Investments (Cost--$201,506*)--99.2%                              201,506
Other Assets Less Liabilities--0.8%                                       1,674
                                                                     ----------
Net Assets--100.0%                                                   $  203,180
                                                                     ==========

  * Cost for federal income tax purposes.

(a) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(b) AMBAC Insured.

(c) MBIA Insured.

(d) FSA Insured.

(e) FGIC Insured.

(f) FHA Insured.

(g) Radian Insured.

    See Notes to Financial Statements.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006



Schedule of Investments                           CMA Ohio Municipal Money Fund

                                                                 (In Thousands)

     Face
   Amount   Municipal Bonds                                            Value

Ohio--99.2%

            ABN AMRO MuniTops Certificates Trust, Ohio, GO,
            VRDN (a):
 $ 10,820        Series 2003-34, 3.21% due 12/01/2011 (e)            $   10,820
    5,000        Series 2004-23, 3.21% due 12/01/2011 (d)                 5,000

    5,000   ABN AMRO MuniTops Certificates Trust, Ohio, VRDN,
            Series 2004-4, 3.21% due 6/01/2012 (a)(c)                     5,000

    7,595   ABN AMRO MuniTops Certificates Trust, South-
            Western City, Ohio, School District Revenue Bonds,
            VRDN, Series 2001-7, 3.21% due 12/01/2007 (a)(c)              7,595

    4,930   ABN AMRO MuniTops Certificates Trust, Westerville,
            Ohio, City School District, VRDN, Series 2001-3,
            3.21% due 6/01/2009 (a)(f)                                    4,930

    1,995   Akron, Ohio, Income Tax Revenue Bonds, ROCS,
            VRDN, Series II-R-2137, 3.21% due 12/01/2020 (a)(d)           1,995

    1,835   Ashland, Ohio, Various Purpose Improvement Notes,
            GO, 4% due 5/25/2006                                          1,838

      900   Ashtabula County, Ohio, Hospital Facilities Revenue
            Bonds (Ashtabula County Medical Center Project),
            VRDN, 3.20% due 12/01/2007 (a)                                  900

    1,175   Barberton, Ohio, GO, State Improvement Notes,
            4.50% due 11/16/2006                                          1,183

    2,000   Brunswick, Ohio, Storm Water Drainage System
            Notes, GO, 4.25% due 5/24/2006                                2,004

    8,365   Butler County, Ohio, EDR (Great Miami Valley YMCA
            Project), VRDN, 3.21% due 9/01/2020 (a)                       8,365

    3,815   Cincinnati, Ohio, City School District, GO, PUTTERS,
            VRDN, Series 315, 3.21% due 6/01/2010 (a)(e)                  3,815

    4,160   Cleveland Heights, Ohio, GO, BAN, 4.25%
            due 12/07/2006                                                4,185

            Clinton County, Ohio, Hospital Revenue Refunding
            Bonds, VRDN (a):
    4,500        (Memorial Hospital Project), Series A-1, 3.26%
                 due 8/01/2022                                            4,500
    1,235        (Saint Luke's Hospital Project), 3.18%
                 due 12/01/2006                                           1,235
    4,015        Series D-1, 3.18% due 12/01/2015                         4,015

    8,035   Columbus, Ohio, Regional Airport Authority,
            M/F Housing Revenue Refunding Bonds (West
            Bay Apartments Project), VRDN, AMT, 3.29%
            due 12/01/2034 (a)                                            8,035

   10,000   Columbus, Ohio, Regional Airport Authority, Senior
            Capital Funding Revenue Bonds (Oasbo Expanded
            Asset Pooled Financing Program), VRDN, 3.19%
            due 7/01/2035 (a)                                            10,000

    4,510   Cuyahoga County, Ohio, Civic Facility Revenue Bonds
            (Fairfax Development Corporation), VRDN, 3.25%
            due 6/01/2022 (a)                                             4,510

    3,000   Cuyahoga County, Ohio, EDR (Cleveland Botanical
            Garden Project), VRDN, 3.20% due 7/01/2031 (a)                3,000

            Cuyahoga County, Ohio, Health Care Facilities
            Revenue Bonds, VRDN (a):
    4,425        (A.M. McGregor Home Project), 3.19%
                 due 1/01/2034                                            4,425
    2,800        (Catholic Charities Facilities), 3.25%
                 due 7/01/2012                                            2,800


     Face
   Amount   Municipal Bonds                                            Value

Ohio (continued)

 $  4,800   Cuyahoga County, Ohio, Hospital Facilities Revenue
            Bonds (Sisters of Charity Health System), VRDN,
            3.20% due 11/01/2030 (a)                                 $    4,800

            Cuyahoga County, Ohio, IDR, VRDN (a):
      230        (Athens Pastries Inc. Project), AMT, 3.32%
                 due 6/03/2009                                              230
      145        (Erieview Metal Treating Project), 3.32%
                 due 5/05/2010                                              145
    3,380        (King Nut Project), AMT, 3.32% due 5/01/2021             3,380

            Cuyahoga County, Ohio, IDR, Refunding, VRDN (a):
      810        (Curtiss Wright Project), 3.30% due 12/01/2008             810
    1,770        (Parma Care Center Inc. Project), AMT, 3.25%
                 due 12/01/2011                                           1,770

    3,600   Deerfield Township, Ohio, Tax Increment Revenue
            Bonds, Subordinated Notes, VRDN, Series A, 3.21%
            due 12/01/2022 (a)                                            3,600

    2,000   Eagle Tax-Exempt Trust, Cincinnati, Ohio, City School
            District, GO, VRDN, Series 2004-34, Class A, 3.21%
            due 12/01/2031 (a)(e)                                         2,000

    4,000   Eagle Tax-Exempt Trust, Cleveland, Ohio, Water
            District, VRDN, Series 98, Class 3501, 3.21%
            due 1/01/2021 (a)                                             4,000

    2,550   Elyria, Ohio, GO, BAN, 4% due 10/18/2006                      2,562

    2,500   Franklin County, Ohio, IDR, Refunding (Heekin Can
            Inc. Project), VRDN, 3.28% due 5/01/2007 (a)                  2,500

   12,000   Fulton County, Ohio, Revenue Refunding Bonds
            (Fulton County Health Center), VRDN, 3.22%
            due 11/01/2035 (a)                                           12,000

    3,100   Geauga County, Ohio, GO, BAN, 4% due 8/29/2006                3,112

      285   Greene County, Ohio, IDR (FC Limited/AFC Stamping),
            VRDN, AMT, 3.32% due 9/01/2016 (a)                              285

    4,800   Hamilton County, Ohio, EDR (The Contemporary Arts
            Center), VRDN, 3.25% due 11/01/2021 (a)                       4,800

    4,035   Hamilton County, Ohio, Health Care Facilities
            Revenue Bonds (Sisters of Charity Senior Care),
            VRDN, 3.24% due 8/01/2027 (a)                                 4,035

    1,240   Hamilton County, Ohio, Parking System Revenue
            Bonds, VRDN, 3.17% due 12/01/2026 (a)                         1,240

    3,200   Hamilton County, Ohio, Student Housing Revenue
            Bonds (Block 3 Community Urban Redevelopment
            Corporation Project), VRDN, 3.21% due 8/01/2036 (a)           3,200

    3,720   Hancock County, Ohio, GO, Refunding, BAN, Series A,
            4.25% due 11/10/2006                                          3,745

    5,915   Hancock County, Ohio, M/F Housing Revenue Bonds
            (Crystal Glen Apartments), VRDN, AMT, Series A,
            3.26% due 1/01/2031 (a)                                       5,915

      660   Huber Heights, Ohio, IDR (Lasermike Inc. Project),
            VRDN, 3.32% due 12/01/2014 (a)                                  660

    2,605   Independence, Ohio, EDR, Refunding
            (Rockside Spectrum Building), VRDN, 3.25%
            due 12/01/2016 (a)                                            2,605



CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006



Schedule of Investments (continued)               CMA Ohio Municipal Money Fund

                                                                 (In Thousands)

     Face
   Amount   Municipal Bonds                                            Value

Ohio (continued)

 $  3,625   Jackson, Ohio, Hospital Facilities, Revenue Refunding
            Bonds (Consolidated Health System-Holzer Hospital),
            VRDN, 3.22% due 10/01/2029 (a)(g)                        $    3,625

    2,750   Kent, Ohio, GO, BAN, 4% due 10/19/2006                        2,763

    5,000   Knox County, Ohio, Hospital Facilities Revenue Bonds
            (Knox Community Hospital Project), VRDN, 3.20%
            due 12/01/2029 (a)                                            5,000

    1,450   Lake County, Ohio, GO, BAN, 4% due 7/25/2006                  1,455

    2,500   Lebanon, Ohio, Various Purpose, GO, BAN, 4%
            due 9/19/2006                                                 2,511

    5,000   Licking County, Ohio, Sanitation and Sewer System
            Improvements, GO, BAN, 4.50% due 11/30/2006                   5,036

    4,450   Lima, Ohio, GO, BAN, 4% due 5/04/2006                         4,454

    2,100   Lorain County, Ohio, IDR (Cutting Dynamics Project),
            VRDN, AMT, 3.32% due 11/01/2021 (a)                           2,100

    1,165   Lucas County, Ohio, EDR (Hammill Manufacturing
            Company Project), VRDN, AMT, 3.26%
            due 5/01/2010 (a)                                             1,165

            Lucas County, Ohio, Hospital Revenue Bonds,
            VRDN (a):
       50        (Sunshine Children's Home Project), 3.35%
                 due 12/01/2007                                              50
    1,060        (Sunshine Inc.--Northwest Ohio Project),
                 3.30% due 6/02/2014                                      1,060

    1,730   Mahoning County, Ohio, IDR (Industrial Waste Control
            Project), VRDN, AMT, 3.32% due 12/01/2032 (a)                 1,730

    1,145   Mahoning County, Ohio, Revenue Bonds (Youngstown
            Community School Project), VRDN, 3.30%
            due 2/01/2017 (a)                                             1,145

    6,105   Marion, Ohio, GO, BAN, 4.25% due 10/18/2006                   6,139

    6,940   Marysville, Ohio, Tax Increment Financing Revenue
            Refunding Notes, 4% due 9/13/2006                             6,972

    1,275   Mason, Ohio, IDR (O D M Properties LLC Project),
            VRDN, AMT, 3.42% due 11/01/2018 (a)                           1,275

      900   Medina County, Ohio, IDR (Partners in Plastics
            Project), VRDN, AMT, 3.32% due 9/01/2012 (a)                    900

    1,885   Middletown, Ohio, Union Road Improvement Notes,
            GO, 4.25% due 11/02/2006                                      1,897

      635   Montgomery County, Ohio, EDR (Benjamin & Marian
            Project), VRDN, Series A, 3.25% due 4/01/2011 (a)               635

            Montgomery County, Ohio, Health Care Facilities
            Revenue Bonds, VRDN (a):
    2,340        (Kettering Affiliated Project), 3.28%
                 due 5/01/2022                                            2,340
    1,525        (South Community Inc. Project), 3.30%
                 due 9/01/2014                                            1,525

    1,420   Montgomery County, Ohio, IDR (Citywide
            Development Corporation Project), VRDN, AMT,
            3.50% due 12/01/2013 (a)                                      1,420


     Face
   Amount   Municipal Bonds                                            Value

Ohio (continued)

 $  5,535   Montgomery County, Ohio, M/F Housing Revenue
            Refunding Bonds (Timber Creek Village Apartments),
            VRDN, AMT, 3.28% due 12/01/2027 (a)                      $    5,535

    1,210   Municipal Securities Trust Certificates, Revenue
            Refunding Bonds (Ohio State Turnpike Commission),
            VRDN, Series 2000-104, Class A, 3.16%
            due 11/14/2017 (a)(d)                                         1,210

    1,465   Muskingum County, Ohio, Various Purpose, GO, BAN,
            4% due 7/18/2006                                              1,468

    2,500   North Ridgeville, Ohio, Capital Improvement and
            Equipment, GO, BAN, 4% due 9/21/2006                          2,507

    4,000   Ohio HFA, Mortgage Revenue Refunding Bonds,
            MERLOTS, VRDN, AMT, Series A02, 3.26%
            due 3/01/2036 (a)(b)                                          4,000

            Ohio State Air Quality Development Authority,
            Revenue Refunding Bonds, VRDN (a):
    2,100        (Cincinnati Gas and Electric), Series A, 3.28%
                 due 9/01/2030                                            2,100
    2,100        (Cincinnati Gas and Electric), Series B, 3.39%
                 due 9/01/2030                                            2,100
    5,000        ROCS, Series II-R-418, 3.21% due 1/01/2034 (d)           5,000

    9,540   Ohio State, GO, PUTTERS, VRDN, Series 306, 3.21%
            due 11/01/2018 (a)                                            9,540

    2,465   Ohio State Higher Educational Facilities Commission
            Revenue Bonds (Mount Vernon Nazareth College
            Project), VRDN, 3.25% due 9/01/2009 (a)                       2,465

    1,875   Ohio State Higher Educational Facilities Commission
            Revenue Refunding Bonds (Pooled Financing), VRDN,
            3.28% due 12/01/2016 (a)                                      1,875

    2,700   Ohio State IDR (University Forest Products Project),
            VRDN, AMT, 3.33% due 10/01/2020 (a)                           2,700

            Ohio State Solid Waste Revenue Bonds, VRDN,
            AMT (a):
    1,000        (BP Exploration and Oil Inc. Project), 3.17%
                 due 2/01/2033                                            1,000
   11,000        (BP Exploration and Oil Inc. Project), 3.17%
                 due 8/01/2034                                           11,000
    1,100        (BP Exploration and Oil Inc. Project), Series 90,
                 3.17% due 8/01/2034                                      1,100
    3,200        (Republic Services, Inc. Project), 3.45%
                 due 11/01/2035                                           3,200

    1,300   Ohio State Water Development Authority, Pollution
            Control Facilities Revenue Bonds (Ohio Edison
            Company Project), VRDN, AMT, Series B, 3.17%
            due 9/01/2018 (a)                                             1,300

    1,935   Painesville, Ohio, GO, BAN, 4.50% due 11/14/2006              1,950

    1,500   Perrysburg, Ohio, Library Improvements, GO, BAN,
            3.65% due 11/09/2006                                          1,504

    2,600   Perrysburg, Ohio, Various Purpose, GO, BAN, 3.65%
            due 11/09/2006                                                2,606



CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006



Schedule of Investments (concluded)               CMA Ohio Municipal Money Fund

                                                                 (In Thousands)

     Face
   Amount   Municipal Bonds                                            Value

Ohio (continued)

 $    770   Portage County, Ohio, Industrial Revenue Bonds
            (John E. Susong Project), VRDN, Series B, 3.32%
            due 5/02/2016 (a)                                        $      770

            Portage County, Ohio, Industrial Revenue Refunding
            Bonds, VRDN (a):
      960        (John E. Susong Project), Series A, 3.32%
                 due 5/02/2011                                              960
    1,435        (PM Properties One Ltd.), AMT, 3.50%
                 due 11/01/2012                                           1,435

    2,400   Powell, Ohio, GO, Refunding, BAN, 4%
            due 11/01/2006                                                2,412

    2,023   Saint Clairsville, Ohio, GO, BAN, 3.75%
            due 4/27/2006                                                 2,023

      560   Sandusky County, Ohio, IDR (Magnesium Refining
            Technologies Inc. Project), VRDN, AMT, Series A,
            3.32% due 9/01/2007 (a)                                         560

      775   Strongsville, Ohio, IDR (E&E Properties/Dupli Systems
            Project), VRDN, AMT, 3.40% due 2/01/2010 (a)                    775

    1,900   Summit County, Ohio, Exempt Facility Revenue
            Bonds (KB Compost Services Inc. Project), VRDN,
            AMT, 3.32% due 12/01/2011 (a)                                 1,900

      635   Summit County, Ohio, IDR (Waldonia Investment
            Project), VRDN, AMT, 3.32% due 7/01/2018 (a)                    635

    2,500   Summit County, Ohio, Port Authority Revenue Bonds
            (Compost Services, Inc. Project), VRDN, AMT, 3.32%
            due 4/01/2021 (a)                                             2,500

    1,200   Tiffin, Ohio, Sanitary Sewer Improvement Notes, GO,
            Series 2, 4.50% due 12/07/2006                                1,208

    3,500   Toledo, Ohio, City School District, GO, PUTTERS,
            VRDN, Series 655, 3.21% due 12/01/2011 (a)(d)                 3,500

    1,275   Trotwood, Ohio, GO, BAN, 5% due 3/23/2007                     1,291


     Face
   Amount   Municipal Bonds                                            Value

Ohio (concluded)

 $  3,500   Trumbull County, Ohio, IDR (Ellwood Engineered
            Casting Company, Refunding, VRDN, AMT, 3.32%
            due 4/01/2013 (a)                                        $    3,500

      325   Union County, Ohio, IDR (Union Aggregates
            Company Project), VRDN, AMT, 3.31%
            due 11/01/2006 (a)                                              325

    2,550   Upper Valley Joint Vocational School District, Ohio,
            GO, BAN, 4.25% due 11/28/2006                                 2,563

      675   Valley View, Ohio, IDR (Porter Development Project),
            VRDN, AMT, 3.40% due 5/01/2016 (a)                              675

      795   Valley View, Ohio, IDR, Refunding and Improvement
            Bonds (Sweet Valley Dillon), VRDN, 3.32%
            due 4/01/2011 (a)                                               795

    1,150   Warren County, Ohio, IDR (PAC Manufacturing LLC
            Project), VRDN, AMT, 3.20% due 12/01/2025 (a)                 1,150

    1,935   West Chester Township, Ohio, BAN, 4%
            due 8/10/2006                                                 1,942

    3,565   West Chester Township, Ohio, Tax Increment
            Financing Revenue Bonds (West Chester Streets
            Project), VRDN, 3.24% due 12/01/2021 (a)                      3,565

      890   Willoughby, Ohio, IDR (Malish Brush and Specialty),
            VRDN, AMT, 3.65% due 6/01/2009 (a)                              890

            Wood County, Ohio, IDR, VRDN, AMT (a):
      235        (Centaur Tool and Die Inc. Project), 3.40%
                 due 8/01/2010                                              235
    1,500        (Jerl Machine Project), 3.25% due 9/01/2016              1,500

      485   Wooster, Ohio, IDR (Litco International Inc. Project),
            VRDN, AMT, 3.40% due 5/01/2010 (a)                              485

Total Investments (Cost--$324,495*)--99.2%                              324,495
Other Assets Less Liabilities--0.8%                                       2,561
                                                                     ----------
Net Assets--100.0%                                                   $  327,056
                                                                     ==========

  * Cost for federal income tax purposes.

(a) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(b) GNMA Collateralized.

(c) AMBAC Insured.

(d) FGIC Insured.

(e) FSA Insured.

(f) MBIA Insured.

(g) Radian Insured.

    See Notes to Financial Statements.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006



Schedule of Investments                   CMA Pennsylvania Municipal Money Fund

                                                                 (In Thousands)

     Face
   Amount   Municipal Bonds                                            Value

Pennsylvania--99.4%

            ABN AMRO MuniTops Certificates Trust, Pennsylvania,
            VRDN (d):
 $  3,760        GO, Series 2001-18, 3.21% due 10/01/2009 (c)        $    3,760
   11,884        Series 1999-16, 3.19% due 3/07/2007 (b)                 11,884
    9,995        Series 2002-2, 2.89% due 6/21/2006 (e)                   9,995

    5,055   Allegheny County, Pennsylvania, Hospital
            Development Authority, Hospital Revenue Bonds
            (Children's Institute of Pittsburgh Project), VRDN,
            Series A, 3.21% due 6/01/2035 (d)                             5,055

            Allegheny County, Pennsylvania, Hospital
            Development Authority Revenue Bonds, VRDN (d):
   10,000        PUTTERS, Series 1281, 3.21% due 1/15/2011 (c)           10,000
    3,865        (Presbyterian University Hospital), ACES,
                 Series B-3, 3.22% due 3/01/2018                          3,865
   10,000        (University of Pittsburgh Medical Center),
                 Series B-1, 3.29% due 12/01/2016                        10,000

    7,500   Allegheny County, Pennsylvania, IDA, Revenue
            Refunding Bonds, MERLOTS, VRDN, Series A-48,
            3.21% due 9/01/2011 (a)(d)                                    7,500

    2,000   Allegheny County, Pennsylvania, IDR (Residential
            Rental Development), VRDN, AMT, Series A, 3.23%
            due 7/01/2026 (d)                                             2,000

            Allegheny County, Pennsylvania, Residential Finance
            Authority, S/F Mortgage Revenue Bonds, VRDN,
            AMT (d)(h):
    3,900        Series PP, 3.25% due 11/01/2035                          3,900
    5,850        Series SS, 3.25% due 5/01/2036 (f)                       5,850

      840   Beaver County, Pennsylvania, IDA, IDR (Warehouse
            Real Estate), VRDN, AMT, Series A, 3.31%
            due 8/01/2008 (d)                                               840

            Berks County, Pennsylvania, IDA, Manufacturing
            Facilities Revenue Bonds, VRDN, AMT (d):
      180        (Berks Products Corporation), 3.28%
                 due 8/01/2006                                              180
    1,000        (Ram Industries Inc. Project), 3.27%
                 due 12/01/2011                                           1,000

    2,000   Bethel Park, Pennsylvania, GO, TRAN, 4.50%
            due 12/29/2006                                                2,015

    5,150   Blair County, Pennsylvania, IDA Revenue Bonds (NPC
            Inc. Project), VRDN, AMT, 3.31% due 9/01/2017 (d)             5,150

    2,685   Bradford County, Pennsylvania, IDA, EDR
            (Towanda Printing Company), VRDN, AMT, 3.31%
            due 9/01/2016 (d)                                             2,685

    2,160   Bradford County, Pennsylvania, IDA Revenue Bonds
            (State Aggregates Inc. Project), VRDN, AMT, 3.33%
            due 2/01/2015 (d)                                             2,160

      865   Bucks County, Pennsylvania, GO, 4% due 6/01/2006                867

            Bucks County, Pennsylvania, IDA Revenue Bonds,
            VRDN, AMT (d):
    3,240        (Bracalentes Manufacturing Company Inc.
                 Project), 3.33% due 6/01/2016                            3,240
    4,500        (Harsco Corporation Project), 3.33%
                 due 8/01/2011                                            4,500
    3,590        (L&P Properties LP Project), Series A, 3.43%
                 due 6/01/2014                                            3,590
      510        (Specialty Ring Products, Inc.), 3.33%
                 due 10/01/2009                                             510


     Face
   Amount   Municipal Bonds                                            Value

Pennsylvania (continued)

 $    500   Butler County, Pennsylvania, IDA, Revenue Bonds
            (Concordia Lutheran Ministers), VRDN, Series C,
            3.19% due 10/01/2030 (d)(g)                              $      500

    1,645   Carbondale, Pennsylvania, IDA, IDR (JM Wells
            Company LP Project), VRDN, AMT, 3.32%
            due 9/01/2015 (d)                                             1,645

    1,990   Carlisle, Pennsylvania, Area School District, GO,
            Refunding, PUTTERS, VRDN, Series 644, 3.21%
            due 9/01/2010 (b)(d)                                          1,990

    2,500   Cheltenham Township, Pennsylvania, GO, TRAN,
            4.50% due 12/29/2006                                          2,520

            Chester County, Pennsylvania, IDA, Revenue Bonds,
            VRDN, AMT (d):
    2,340        (The Hankin Group), Series A, 3.33%
                 due 12/01/2020                                           2,340
    2,550        (West Vincent Association), Series B, 3.33%
                 due 12/01/2020                                           2,550

    1,755   Chester County, Pennsylvania, School Authority,
            School Lease Revenue Bonds, PUTTERS, VRDN,
            Series 1123, 3.21% due 10/01/2013 (a)(d)                      1,755

    1,070   Crawford County, Pennsylvania, IDA (Heatrix
            Inc. Project), VRDN, AMT, Series A, 3.35%
            due 11/01/2017 (d)                                            1,070

    1,500   Cumberland County, Pennsylvania, Municipal
            Authority Revenue Bonds (Presbyterian Homes
            Project), Series B, 4.25% due 12/01/2006 (g)                  1,508

    2,145   Dauphin County, Pennsylvania, IDA, Revenue Bonds
            (Interconnection System Project), VRDN, AMT, 3.25%
            due 1/01/2014 (d)                                             2,145

    1,000   Delaware County, Pennsylvania, Individual
            Development Authority, Revenue Bonds, Variance-
            Melmark, Inc. Project, VRDN, 3.22% due 3/01/2026 (d)          1,000

            Eagle Tax-Exempt Trust, Delaware Valley Regional
            Finance Authority, Pennsylvania, Local Government
            Revenue Bonds, Class A, VRDN (a)(d):
    5,000        Series 2004-0026, 3.21% due 8/01/2028                    5,000
   10,000        Series 2005-0086, 3.21% due 8/01/2028                   10,000
    6,500        Series 2006-0004, 3.21% due 8/01/2028                    6,500

    5,750   Eagle Tax-Exempt Trust, Pennsylvania State, GO,
            Refunding, VRDN, Series 2004-0043, Class A, 3.21%
            due 9/01/2016 (d)                                             5,750

    3,000   Elizabethtown, Pennsylvania, IDA, Revenue Refunding
            Bonds (Pennsylvania College), VRDN, 3.27%
            due 6/15/2029 (d)                                             3,000

    5,000   Erie County, Pennsylvania, GO, TRAN, 4.25%
            due 12/15/2006                                                5,030

   10,000   Erie, Pennsylvania, School District, GO, TRAN, 3.75%
            due 6/30/2006                                                10,001

    1,465   Greene County, Pennsylvania, IDA, Revenue Bonds
            (Manufacturing Facilities--Kyowa America), VRDN,
            AMT, Series D, 3.35% due 7/01/2014 (d)                        1,465

    5,375   Grove City, Pennsylvania, Area Hospital Authority,
            Health Care Facility Revenue Bonds (John XXIII Home
            Project), VRDN, 3.25% due 2/01/2030 (d)                       5,375



CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006



Schedule of Investments (continued)       CMA Pennsylvania Municipal Money Fund

                                                                 (In Thousands)

     Face
   Amount   Municipal Bonds                                            Value

Pennsylvania (continued)

 $  2,510   Hampden, Pennsylvania, IDA Revenue Refunding
            Bonds (Pennsylvania Pipe Inc.), VRDN, AMT, 3.33%
            due 12/01/2014 (d)                                       $    2,510

    9,100   Harrisburg, Pennsylvania, School Authority Revenue
            Bonds (Harrisburg Project), VRDN, 3.17%
            due 12/01/2027 (a)(d)                                         9,100

            Jackson Township, Pennsylvania, IDA, Revenue Bonds,
            VRDN, AMT (d):
      725        (I Auman Machine Company Inc. Project), 3.33%
                 due 6/01/2008                                              725
    4,305        (V&S Lebanon Galvanizing Project), 3.50%
                 due 4/01/2021                                            4,305

    6,390   Lackawanna County, Pennsylvania, GO, MSTR, VRDN,
            Series SGB-38, 3.21% due 9/15/2020 (d)                        6,390

    4,000   Lackawanna County, Pennsylvania, GO, Refunding,
            VRDN, Series B, 3.21% due 10/15/2029 (d)(e)                   4,000

    1,400   Lackawanna County, Pennsylvania, IDA, IDR
            (Herff Jones Inc. Project), VRDN, AMT, 3.30%
            due 6/01/2026 (d)                                             1,400

    9,575   Lancaster County, Pennsylvania, Hospital Authority,
            Health Center Revenue Refunding Bonds (Brethren
            Village), VRDN, 3.22% due 6/15/2020 (d)                       9,575

    1,000   Lancaster, Pennsylvania, IDA, IDR (Buck Company
            Project), VRDN, AMT, 3.28% due 2/01/2010 (d)                  1,000

            Lancaster, Pennsylvania, IDA, Revenue Bonds,
            VRDN (d):
    8,715        (Garden Spot Village Project), 3.21%
                 due 5/01/2031                                            8,715
    3,000        (Student Lodging, Inc. Project), 3.27%
                 due 12/01/2026                                           3,000

            Langhorne Manor Boro, Pennsylvania, Higher
            Education and Health Authority, Retirement Revenue
            Refunding Bonds, (Wesley Enhanced Living),
            VRDN (d)(g):
      400        Series A, 3.14% due 10/01/2032                             400
      400        Series B, 3.16% due 10/01/2032                             400

    2,555   Lehigh County, Pennsylvania, IDA, Revenue Bonds
            (New Columbia Joist Company), VRDN, AMT, Series B,
            3.28% due 11/01/2022 (d)                                      2,555

            Luzerne County, Pennsylvania, IDA, Revenue Bonds,
            VRDN (d):
      410        (Diamond Manufacturing Company), 3.33%
                 due 5/01/2006                                              410
    2,895        (Nardone Brothers Baking Project), AMT, 3.28%
                 due 3/01/2019                                            2,895

    2,000   Montgomery County, Pennsylvania, CP, 3.22%
            due 4/03/2006                                                 2,000

            Montgomery County, Pennsylvania, IDA, Revenue
            Bonds, VRDN (d):
    1,360        (Big Little Association Project), Series A, 3.33%
                 due 2/01/2019                                            1,360
    2,985        (Edmund Optical Manufacturing LLC Project),
                 AMT, 3.33% due 4/01/2016                                 2,985
      985        (Girl Scouts of Southeastern Pennsylvania),
                 3.28% due 2/01/2025                                        985
      980        (Independent Support System Project), 3.28%
                 due 3/01/2016                                              980
    2,065        (Valley Forge Baptist), 3.28% due 9/01/2023              2,065


     Face
   Amount   Municipal Bonds                                            Value

Pennsylvania (continued)

 $  4,425   Mount Lebanon, Pennsylvania, School District,
            GO, MERLOTS, VRDN, Series B19, 3.21%
            due 2/15/2027 (b)(d)                                     $    4,425

    1,300   Municipal Securities Trust Certificates, Pennsylvania,
            GO, Refunding, VRDN, Series 2000-110, Class A,
            3.14% due 8/17/2010 (d)                                       1,300

    6,000   Municipal Securities Trust Certificates Revenue
            Refunding Bonds, VRDN, Series 2001-121, Class A,
            3.22% due 12/22/2009 (c)(d)                                   6,000

    4,600   North Wales, Pennsylvania, Water Authority Revenue
            Notes (Rural Water Projects), 4% due 10/01/2006               4,621

            Northampton County, Pennsylvania, IDA, Revenue
            Bonds, VRDN, AMT (d):
    3,215        (DG Properties Inc. Project), 3.33%
                 due 7/01/2021                                            3,215
    1,990        (Nicos Polymers & Grinding), 3.33%
                 due 2/01/2020                                            1,990
    1,700        (Reale Association Project), 3.28%
                 due 4/01/2012                                            1,700

    2,490   Northumberland County, Pennsylvania, IDA, Revenue
            Bonds (Butter Krust Baking Company Project), VRDN,
            AMT, 3.33% due 5/01/2011 (d)                                  2,490

      200   Pennsylvania Economic Development Financing
            Authority, Development Revenue Bonds (Donald R.
            Kleine Living Trust), VRDN, AMT, Series A4, 3.27%
            due 4/01/2011 (d)                                               200

            Pennsylvania Economic Development Financing
            Authority, EDR, VRDN (d):
      130        AMT, Series A6, 3.27% due 4/01/2007                        130
      270        AMT, Series A6, 3.27% due 8/01/2014                        270
      375        AMT, Series B8, 3.27% due 12/01/2024                       375
      100        AMT, Series C2, 3.27% due 8/01/2012                        100
      200        AMT, Series D4, 3.27% due 8/01/2011                        200
    3,400        AMT, Series D-7, 3.27% due 8/01/2022                     3,400
      250        AMT, Series G5, 3.27% due 12/01/2013                       250
      800        (The Herr Group), Series H7, 3.27%
                 due 12/01/2021                                             800
      500        (Joseph B. Pigliacampo), AMT, Series B7, 3.27%
                 due 5/01/2010                                              500
      375        (L.B. Foster Company), AMT, Series A2, 3.27%
                 due 4/01/2021                                              375
      825        (Moshannon Valley Economic Development
                 Project), AMT, Series A1, 3.27% due 4/01/2017              825
    1,200        (North American Communications Project), AMT,
                 Series A1, 3.27% due 4/01/2011                           1,200
    4,800        (Northeast Architectural Products), AMT,
                 Series B5, 3.27% due 8/01/2023                           4,800

            Pennsylvania Economic Development Financing
            Authority, Exempt Facilities Revenue Bonds, VRDN (d):
   15,000        (Merck & Co., Inc. Project), AMT, 3.24%
                 due 7/01/2031                                           15,000
      100        (Pittsburgh Thermal Limited), Series A1, 3.27%
                 due 5/01/2022                                              100
    6,000        (Shippingport Project), AMT, Series A, 3.27%
                 due 12/01/2040                                           6,000



CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006



Schedule of Investments (continued)       CMA Pennsylvania Municipal Money Fund

                                                                 (In Thousands)

     Face
   Amount   Municipal Bonds                                            Value

Pennsylvania (continued)

 $  2,500   Pennsylvania Economic Development Financing
            Authority, Resource Recovery Revenue Refunding
            Bonds, ROCS, VRDN, AMT, Series II-R-394, 3.24%
            due 12/01/2018 (a)(d)                                    $    2,500

            Pennsylvania Economic Development Financing
            Authority Revenue Bonds, VRDN (d):
    1,000        (Conestoga Wood Specialists), Series C-1, 3.33%
                 due 3/01/2015                                            1,000
    2,665        (Waste Gas Fabricating Company Project), AMT,
                 Series C-3, 3.33% due 4/01/2020                          2,665
    3,000        (Westrum Harleysville II Project), VRDN, AMT,
                 3.23% due 12/01/2034                                     3,000

            Pennsylvania Economic Development Financing
            Authority, Wastewater Treatment Revenue Refunding
            Bonds, (Sunoco Inc.--R & M Project), VRDN, AMT (d):
    1,900        Series A, 3.385% due 10/01/2034                          1,900
    2,300        Series B, 3.37% due 10/01/2034                           2,300

    1,710   Pennsylvania Energy Development Authority Revenue
            Bonds (B&W Ebensburg Project), VRDN, AMT, 3.22%
            due 12/01/2011 (d)                                            1,710

            Pennsylvania Housing Finance Agency, S/F Mortgage
            Revenue Bonds, VRDN, AMT (d):
   14,100        Series 83C, 3.19% due 10/01/2035                        14,100
    6,300        Series 86B, 3.20% due 4/01/2035                          6,300
    6,750        Series 90C, 3.19% due 4/01/2036                          6,750

            Pennsylvania State, GO, VRDN (d):
   12,291        FLOATS, Series 696, 3.20% due 5/01/2018 (e)             12,291
    5,830        MERLOTS, Series A15, 3.21% due 1/01/2017 (b)             5,830

    6,000   Pennsylvania State Higher Education Assistance
            Agency, Student Loan Revenue Refunding Bonds,
            VRDN, AMT, Series B, 3.24% due 1/01/2017 (d)(e)               6,000

            Pennsylvania State Higher Educational Facilities
            Authority Revenue Bonds, VRDN (d):
    7,500        (Association of Independent Colleges and
                 Universities), Series I-3, 3.19% due 11/01/2031          7,500
    2,000        (Association of Independent Colleges &
                 Universities), Series M-3, 3.20% due 11/01/2033          2,000
    1,500        (Cedar Crest College), Series H2, 2.90%
                 due 5/01/2021                                            1,500

            Pennsylvania State Public School Building Authority,
            School Revenue Bonds, VRDN (d)(e):
    6,280        FLOATS, Series 958, 3.21% due 6/01/2033                  6,280
    5,880        MERLOTS, Series A42, 2.85% due 6/01/2028                 5,880

    6,000   Philadelphia, Pennsylvania, Airport Revenue
            Refunding Bonds, VRDN, AMT, Series C, 3.26%
            due 6/15/2025 (b)(d)                                          6,000


     Face
   Amount   Municipal Bonds                                            Value

Pennsylvania (continued)

 $    600   Philadelphia, Pennsylvania, Authority, CP, 3.35%
            due 6/26/2006                                             $     600

    4,000   Philadelphia, Pennsylvania, Authority for IDR
            (Inglis House Project), Refunding, VRDN, 3.35%
            due 6/26/2006 (d)                                             4,000

            Philadelphia, Pennsylvania, Authority for IDR,
            Revenue Refunding Bonds, VRDN (d):
    3,400        (Franklin Institute Project), 3.18%
                 due 6/01/2026                                            3,400
    2,840        (Greater Philadelphia Health Care), 3.20%
                 due 1/01/2024                                            2,840

            Philadelphia, Pennsylvania, Authority for IDR,
            VRDN (d):
    4,260        (Comhar, Inc. Project), 3.23% due 9/01/2023              4,260
   12,330        (Gift of Life Donor Program Project), 3.17%
                 due 12/01/2034                                          12,330
    1,335        (Henry H. Ottens Manufacturing Project), 3.33%
                 due 10/01/2013                                           1,335
    1,375        (Lannett Company Inc. Project), 3.33%
                 due 5/01/2014                                            1,375

    1,095   Philadelphia, Pennsylvania, Authority for Industrial
            Development Revenue Bonds (Interim House West
            Project), VRDN, 3.28% due 9/01/2026 (d)                       1,095

            Philadelphia, Pennsylvania, Gas Works Revenue
            Refunding Bonds, VRDN (d)(e):
    2,395        FLOATS, Series 906, 3.21% due 7/01/2017                  2,395
   10,900        Series 6, 3.17% due 8/01/2031                           10,900

    1,100   Philadelphia, Pennsylvania, Hospitals and Higher
            Education Facilities Authority, Hospital Revenue
            Bonds (Wills Eye Hospital Project), VRDN, 3.22%
            due 11/01/2030 (d)                                            1,100

    2,380   Schuylkill County, Pennsylvania, IDA, Resource
            Recovery Revenue Refunding Bonds (Northeastern
            Power Company), VRDN, AMT, Series B, 3.22%
            due 12/01/2022 (d)                                            2,380

    2,245   Scranton-Lackawanna, Pennsylvania, Health and
            Welfare Authority, Revenue Refunding Bonds,
            MERLOTS, VRDN, Series A-18, 3.21%
            due 3/01/2015 (a)(d)                                          2,245

    2,920   Somerset County, Pennsylvania, IDA Revenue Bonds
            (Somerset Welding and Steel), VRDN, AMT, 3.30%
            due 3/02/2015 (d)                                             2,920

    3,100   Susquehanna County, Pennsylvania, IDA, Revenue
            Bonds (Stabler Companies Inc. Project), VRDN, AMT,
            3.28% due 12/01/2016 (d)                                      3,100

    1,800   University of Pittsburgh of the Commonwealth System
            of Higher Education (University Capital Project), GO,
            Revenue Refunding Bonds, VRDN, Series C, 3.17%
            due 9/15/2032 (d)                                             1,800



CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006



Schedule of Investments (concluded)       CMA Pennsylvania Municipal Money Fund

                                                                 (In Thousands)

     Face
   Amount   Municipal Bonds                                            Value

Pennsylvania (continued)

 $  9,410   Upper Merion, Pennsylvania, Municipal Utility
            Authority, Revenue Refunding Bonds, VRDN, 3.19%
            due 9/01/2016 (d)                                        $    9,410

            Venango, Pennsylvania, IDA, CP:
    7,000        3.23% due 4/04/2006                                      7,000
    5,000        3.24% due 4/05/2006                                      5,000
   10,446        3.33% due 4/06/2006                                     10,446

    3,605   Washington County, Pennsylvania, Hospital Authority
            Revenue Bonds (Washington Hospital Project), VRDN,
            2.80% due 7/01/2031 (d)                                       3,604

    2,000   Washington County, Pennsylvania, IDA, IDR
            (Pennatronics Corporation Project), VRDN, AMT,
            3.30% due 11/01/2020 (d)                                      2,000


     Face
   Amount   Municipal Bonds                                            Value

Pennsylvania (concluded)

 $  2,000   Washington County, Pennsylvania, Revenue Bonds,
            TRAN, 4.50% due 12/29/2006                               $    2,014

    2,300   York County, Pennsylvania, IDA, Revenue Bonds
            (495 Leasing Project), VRDN, AMT, 3.33%
            due 6/01/2021 (d)                                             2,300


Puerto Rico--0.1%
      200   Municipal Securities Trust Certificates, Puerto Rico,
            GO, VRDN, Series 2002-199, Class A, 3.17%
            due 1/25/2016 (b)(d)                                            200

Total Investments (Cost--$495,266*)--99.5%                              495,266
Other Assets Less Liabilities--0.5%                                       2,646
                                                                     ----------
Net Assets--100.0%                                                   $  497,912
                                                                     ==========

  * The cost and unrealized appreciation (depreciation) of investments as of March 31, 2006, as computed for federal income tax purposes, were as follows:


    Aggregate cost                            $      495,264
                                              ==============
    Gross unrealized appreciation             $            2
    Gross unrealized depreciation                         --
                                              --------------
    Net unrealized appreciation               $            2
                                              ==============


(a) AMBAC Insured.

(b) MBIA Insured.

(c) FGIC Insured.

(d) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(e) FSA Insured.

(f) FNMA Collateralized.

(g) Radian Insured.

(h) GNMA Collateralized.

    See Notes to Financial Statements.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006


Statements of Assets and Liabilities
                                                                      CMA              CMA             CMA               CMA
As of March 31, 2006                                                Arizona         California     Connecticut         Florida
Assets

     Investments in unaffiliated securities, at value*          $  168,124,998   $2,657,513,552   $  507,042,734   $  463,504,930
     Cash                                                               72,859          442,783          117,690           78,209
     Interest receivable                                               812,475       17,100,218        3,318,880        2,167,606
     Receivable for securities sold                                         --       19,823,150               --        6,887,758
     Receivable for beneficial interest sold                           757,701               --               --               --
     Prepaid expenses and other assets                                   4,322           40,889           15,430           65,778
                                                                --------------   --------------   --------------   --------------
     Total assets                                                  169,772,355    2,694,920,592      510,494,734      472,704,281
                                                                --------------   --------------   --------------   --------------

Liabilities

     Payable to investment adviser                                      65,025          845,862          194,292          138,466
     Payable to distributor                                             24,871          390,969           73,122           61,928
     Payable for securities purchased                                       --               --               --           65,000
     Payable for other affiliates                                        4,553           58,095           11,837            7,997
     Payable for beneficial interest redeemed                               --           14,419            8,428            2,479
     Accrued expenses and other liabilities                             31,372          152,548           55,831          133,518
                                                                --------------   --------------   --------------   --------------
     Total liabilities                                                 125,821        1,461,893          343,510          409,388
                                                                --------------   --------------   --------------   --------------

Net Assets

     Net assets                                                 $  169,646,534   $2,693,458,699   $  510,151,224   $  472,294,893
                                                                ==============   ==============   ==============   ==============

Net Assets Consist of

     Undistributed investment income--net                       $           45   $           --   $           --   $      130,568
     Undistributed (accumulated) realized capital
     gains (losses)--net                                              (52,404)        (424,157)         (62,078)            1,063
                                                                --------------   --------------   --------------   --------------
     Total accumulated earnings (losses)--net                         (52,359)        (424,157)         (62,078)          131,631
                                                                --------------   --------------   --------------   --------------
     Shares of beneficial interest, $.10 par value,
     unlimited number of shares authorized                          16,971,982      269,425,807       51,028,764       47,229,383
     Paid-in capital in excess of par                              152,726,911    2,424,457,049      459,184,538      424,933,879
                                                                --------------   --------------   --------------   --------------
     Net Assets--Equivalent to $1.00 per share based
     on shares of beneficial interest outstanding++             $  169,646,534   $2,693,458,699   $  510,151,224   $  472,294,893
                                                                ==============   ==============   ==============   ==============
         ++ Shares of beneficial interest outstanding              169,719,821    2,694,258,071      510,287,636      472,293,830
                                                                ==============   ==============   ==============   ==============
          * Identified cost                                     $  168,124,998   $2,657,513,552   $  507,042,734   $  463,504,930
                                                                ==============   ==============   ==============   ==============

            See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006


Statements of Assets and Liabilities (continued)
                                                                      CMA              CMA             CMA               CMA
As of March 31, 2006                                             Massachusetts       Michigan       New Jersey         New York
Assets

     Investments in unaffiliated securities, at value*          $  343,314,237   $  282,015,958   $1,095,727,556   $2,492,920,752
     Cash                                                               60,216          163,475          447,391           95,513
     Interest receivable                                             1,942,974        1,787,410        8,314,429       19,181,159
     Receivable for securities sold                                         --               --               --               --
     Receivable for beneficial interest sold                                --               --               --               --
     Prepaid expenses and other assets                                   4,313            9,654            7,193           17,563
                                                                --------------   --------------   --------------   --------------
     Total assets                                                  345,321,740      283,976,497    1,104,496,569    2,512,214,987
                                                                --------------   --------------   --------------   --------------

Liabilities

     Payable to investment adviser                                     137,820          113,329          391,967          796,486
     Payable to distributor                                             52,908           41,585          164,507          365,529
     Payable for securities purchased                                       --          100,249               --               --
     Payable for other affiliates                                       11,344            8,917           30,434           68,782
     Payable for beneficial interest redeemed                            5,005            4,546           25,914           12,101
     Accrued expenses and other liabilities                             49,228           39,185           87,924          150,631
                                                                --------------   --------------   --------------   --------------
     Total liabilities                                                 256,305          307,811          700,746        1,393,529
                                                                --------------   --------------   --------------   --------------

Net Assets

     Net assets                                                 $  345,065,435   $  283,668,686   $1,103,795,823   $2,510,821,458
                                                                ==============   ==============   ==============   ==============

Net Assets Consist of

     Undistributed investment income--net                       $           --   $           --   $           --   $           --
     Undistributed (accumulated) realized capital
     gains (losses)--net                                              (10,812)         (89,817)        (162,251)        (366,541)
                                                                --------------   --------------   --------------   --------------
     Total accumulated earnings (losses)--net                         (10,812)         (89,817)        (162,251)        (366,541)
                                                                --------------   --------------   --------------   --------------
     Shares of beneficial interest, $.10 par value,
     unlimited number of shares authorized                          34,507,635       28,382,550      110,395,840      251,159,623
     Paid-in capital in excess of par                              310,568,612      255,375,953      993,562,234    2,260,028,376
                                                                --------------   --------------   --------------   --------------
     Net Assets--Equivalent to $1.00 per share based
     on shares of beneficial interest outstanding++             $  345,065,435   $  283,668,686   $1,103,795,823   $2,510,821,458
                                                                ==============   ==============   ==============   ==============
         ++ Shares of beneficial interest outstanding              345,076,345      283,825,495    1,103,958,402    2,511,596,234
                                                                ==============   ==============   ==============   ==============
          * Identified cost                                     $  343,314,237   $  282,015,958   $1,095,727,556   $2,492,920,752
                                                                ==============   ==============   ==============   ==============

            See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006


Statements of Assets and Liabilities (concluded)
                                                                                       CMA             CMA               CMA
As of March 31, 2006                                                              North Carolina       Ohio          Pennsylvania
Assets

     Investments in unaffiliated securities, at value*                           $  201,506,223   $  324,495,453   $  495,265,680
     Cash                                                                                22,919          103,842          255,382
     Interest receivable                                                                955,518        2,689,152        2,925,186
     Receivable for securities sold                                                          --               --               --
     Receivable for beneficial interest sold                                            834,936               --               --
     Prepaid expenses and other assets                                                    6,202            7,526           10,942
                                                                                 --------------   --------------   --------------
     Total assets                                                                   203,325,798      327,295,973      498,457,190
                                                                                 --------------   --------------   --------------

Liabilities

     Payable to investment adviser                                                       77,726          129,684          190,287
     Payable to distributor                                                              29,538           49,803           71,293
     Payable for securities purchased                                                        --               --          200,499
     Payable for other affiliates                                                         6,526           12,786           16,401
     Payable for beneficial interest redeemed                                                --            3,357           12,028
     Accrued expenses and other liabilities                                              31,905           44,784           54,661
                                                                                 --------------   --------------   --------------
     Total liabilities                                                                  145,695          240,414          545,169
                                                                                 --------------   --------------   --------------

Net Assets

     Net assets                                                                  $  203,180,103   $  327,055,559   $  497,912,021
                                                                                 ==============   ==============   ==============

Net Assets Consist of

     Undistributed investment income--net                                        $           --   $           --   $           --
     Undistributed (accumulated) realized capital gains (losses)--net                   (1,960)               --        (142,717)
                                                                                 --------------   --------------   --------------
     Total accumulated earnings (losses)--net                                           (1,960)               --        (142,717)
                                                                                 --------------   --------------   --------------
     Shares of beneficial interest, $.10 par value,
     unlimited number of shares authorized                                           20,319,743       32,705,556       49,809,732
     Paid-in capital in excess of par                                               182,862,320      294,350,003      448,245,006
                                                                                 --------------   --------------   --------------
     Net Assets--Equivalent to $1.00 per share based on shares of
     beneficial interest outstanding++                                           $  203,180,103   $  327,055,559   $  497,912,021
                                                                                 ==============   ==============   ==============
         ++ Shares of beneficial interest outstanding                               203,197,428      327,055,559      498,097,317
                                                                                 ==============   ==============   ==============
          * Identified cost                                                      $  201,506,223   $  324,495,453   $  495,265,680
                                                                                 ==============   ==============   ==============

            See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006


Statements of Operations
                                                                      CMA              CMA             CMA               CMA
For the Period Ended March 31, 2006                                 Arizona         California     Connecticut         Florida*
Investment Income

     Interest and amortization of premium and discount earned   $    5,055,203   $   64,602,149   $   13,433,084   $    4,623,729
                                                                --------------   --------------   --------------   --------------

Expenses

     Investment advisory fees                                          892,562        9,870,620        2,478,535          733,161
     Distribution fees                                                 218,157        2,916,594          610,008          175,937
     Accounting services                                                54,731          359,124          111,276           31,197
     Transfer agent fees                                                17,307          219,207           44,892           15,519
     Professional fees                                                  46,737           59,037           54,221            2,994
     Registration fees                                                  24,724           56,176           14,671           51,635
     Custodian fees                                                     11,191           66,285           18,365            8,962
     Printing and shareholder reports                                    3,720           49,039           10,540            1,388
     Pricing fees                                                        6,019           20,558            8,590            3,018
     Trustees' fees and expenses                                         2,504           22,465            5,595              557
     Offering costs                                                         --               --               --           34,367
     Other                                                              14,202           56,835           20,518            5,377
                                                                --------------   --------------   --------------   --------------
     Total expenses before waiver and reimbursement                  1,291,854       13,695,940        3,377,211        1,064,112
     Waiver and reimbursement of expenses                                   --               --               --        (207,412)
                                                                --------------   --------------   --------------   --------------
     Total expenses after waiver and reimbursement                   1,291,854       13,695,940        3,377,211          856,700
                                                                --------------   --------------   --------------   --------------
     Investment income--net                                          3,763,349       50,906,209       10,055,873        3,767,029
                                                                --------------   --------------   --------------   --------------

Realized Gain (Loss)--Net

     Realized gain (loss) on investments--net                          (7,246)        (320,926)          (1,838)            1,063
                                                                --------------   --------------   --------------   --------------
     Net Increase in Net Assets Resulting from Operations       $    3,756,103   $   50,585,283   $   10,054,035   $    3,768,092
                                                                ==============   ==============   ==============   ==============

         * Commencement of operations was November 15, 2005.

           See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006


Statements of Operations (continued)
                                                                      CMA              CMA             CMA               CMA
For the Period Ended March 31, 2006                              Massachusetts       Michigan       New Jersey         New York
Investment Income

     Interest and amortization of premium and discount earned   $    9,094,491   $    8,026,888   $   28,354,308   $   61,859,267
                                                                --------------   --------------   --------------   --------------

Expenses

     Investment advisory fees                                        1,661,710        1,452,950        4,732,931        9,425,939
     Distribution fees                                                 398,919          347,720        1,246,152        2,796,492
     Accounting services                                                80,460           72,909          191,179          351,141
     Transfer agent fees                                                49,610           40,533          127,738          260,661
     Professional fees                                                  64,887           50,388           55,084           62,475
     Registration fees                                                  23,266           18,102           22,044           38,413
     Custodian fees                                                     13,957           14,996           33,267           65,741
     Printing and shareholder reports                                    6,788            5,050           20,058           44,895
     Pricing fees                                                       12,134           13,125           12,352           26,459
     Trustees' fees and expenses                                         4,092            3,497           10,416           22,047
     Offering costs                                                         --               --               --               --
     Other                                                              17,548           16,502           29,603           52,276
                                                                --------------   --------------   --------------   --------------
     Total expenses before waiver and reimbursement                  2,333,371        2,035,772        6,480,824       13,146,539
     Waiver and reimbursement of expenses                                   --               --               --               --
                                                                --------------   --------------   --------------   --------------
     Total expenses after waiver and reimbursement                   2,333,371        2,035,772        6,480,824       13,146,539
                                                                --------------   --------------   --------------   --------------
     Investment income--net                                          6,761,120        5,991,116       21,873,484       48,712,728
                                                                --------------   --------------   --------------   --------------

Realized Gain (Loss)--Net

     Realized gain (loss) on investments--net                               --         (74,061)         (29,696)        (189,082)
                                                                --------------   --------------   --------------   --------------
     Net Increase in Net Assets Resulting from Operations       $    6,761,120   $    5,917,055   $   21,843,788   $   48,523,646
                                                                ==============   ==============   ==============   ==============

     See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006


Statements of Operations (concluded)
                                                                                       CMA             CMA               CMA
For the Period Ended March 31, 2006                                               North Carolina       Ohio          Pennsylvania
Investment Income

     Interest and amortization of premium and discount earned                    $    5,274,505   $    9,693,684   $   13,183,301
                                                                                 --------------   --------------   --------------

Expenses

     Investment advisory fees                                                           947,203        1,773,341        2,368,785
     Distribution fees                                                                  228,163          433,977          575,671
     Accounting services                                                                 56,627           84,294          107,189
     Transfer agent fees                                                                 29,578           59,702           73,081
     Professional fees                                                                   52,589           47,623           51,235
     Registration fees                                                                   14,423           18,104           24,326
     Custodian fees                                                                      10,649           13,602           20,056
     Printing and shareholder reports                                                     4,094            4,901            9,153
     Pricing fees                                                                         6,740           15,508           17,881
     Trustees' fees and expenses                                                          2,741            4,298            5,029
     Offering costs                                                                          --               --               --
     Other                                                                               15,066           17,773           19,455
                                                                                 --------------   --------------   --------------
     Total expenses before waiver and reimbursement                                   1,367,873        2,473,123        3,271,861
     Waiver and reimbursement of expenses                                                    --               --               --
                                                                                 --------------   --------------   --------------
     Total expenses after waiver and reimbursement                                    1,367,873        2,473,123        3,271,861
                                                                                 --------------   --------------   --------------
     Investment income--net                                                           3,906,632        7,220,561        9,911,440
                                                                                 --------------   --------------   --------------

Realized Gain (Loss)--Net

     Realized gain (loss) on investments--net                                             1,780           14,136         (83,241)
                                                                                 --------------   --------------   --------------
     Net Increase in Net Assets Resulting from Operations                        $    3,908,412   $    7,234,697   $    9,828,199
                                                                                 ==============   ==============   ==============

     See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006


Statements of Changes in Net Assets
                                                                    CMA Arizona                          CMA California

                                                                 For the Year Ended                    For the Year Ended
                                                                     March 31,                             March 31,
Increase (Decrease) in Net Assets:                               2006               2005              2006              2005
Operations

     Investment income--net                              $     3,763,349    $     1,348,056   $     50,906,209   $     20,972,417
     Realized gain (loss)--net                                   (7,246)            (3,551)          (320,926)            124,679
                                                         ---------------    ---------------   ----------------   ----------------
     Net increase in net assets resulting from
     operations                                                3,756,103          1,344,505         50,585,283         21,097,096
                                                         ---------------    ---------------   ----------------   ----------------

Dividends & Distributions to Shareholders

     Investment income--net                                  (3,763,349)        (1,348,056)       (50,906,209)       (20,972,417)
     Realized gain--net                                               --                 --                 --                 --
                                                         ---------------    ---------------   ----------------   ----------------
     Net decrease in net assets resulting from
     dividends and distributions to shareholders             (3,763,349)        (1,348,056)       (50,906,209)       (20,972,417)
                                                         ---------------    ---------------   ----------------   ----------------

Beneficial Interest Transactions

     Net proceeds from sale of shares                        836,975,424        902,265,238     12,874,780,845     10,954,665,103
     Value of shares issued to shareholders in
     reinvestment of dividends and distributions               3,763,417          1,348,091         50,907,246         20,973,281
                                                         ---------------    ---------------   ----------------   ----------------
                                                             840,738,841        903,613,329     12,925,688,091     10,975,638,384
     Cost of shares redeemed                               (840,067,781)      (902,012,929)   (12,627,334,313)   (10,919,237,030)
                                                         ---------------    ---------------   ----------------   ----------------
     Net increase (decrease) in net assets derived
     from beneficial interest transactions                       671,060          1,600,400        298,353,778         56,401,354
                                                         ---------------    ---------------   ----------------   ----------------

Net Assets

     Total increase (decrease) in net assets                     663,814          1,596,849        298,032,852         56,526,033
     Beginning of period                                     168,982,720        167,385,871      2,395,425,847      2,338,899,814
                                                         ---------------    ---------------   ----------------   ----------------
     End of period*                                      $   169,646,534    $   168,982,720   $  2,693,458,699   $  2,395,425,847
                                                         ===============    ===============   ================   ================
         * Undistributed investment income--net          $            45    $            45                 --                 --
                                                         ===============    ===============   ================   ================

           See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006


Statements of Changes in Net Assets (continued)
                                                                                  CMA Connecticut                CMA Florida

                                                                                 For the Year Ended             For the Period
                                                                                     March 31,               November 15, 2005**
Increase (Decrease) in Net Assets:                                            2006                2005        to March 31, 2006
Operations

     Investment income--net                                             $    10,055,873     $      4,022,923     $      3,767,029
     Realized gain (loss)-net                                                   (1,838)             (60,240)                1,063
                                                                        ---------------     ----------------     ----------------
     Net increase in net assets resulting from operations                    10,054,035            3,962,683            3,768,092
                                                                        ---------------     ----------------     ----------------

Dividends & Distributions to Shareholders

     Investment income--net                                                (10,055,873)          (4,022,923)          (3,767,029)
     Realized gain--net                                                              --             (16,801)                   --
                                                                        ---------------     ----------------     ----------------
     Net decrease in net assets resulting from
     dividends and distributions to shareholders                           (10,055,873)          (4,039,724)          (3,767,029)
                                                                        ---------------     ----------------     ----------------

Beneficial Interest Transactions

     Net proceeds from sale of shares                                     2,169,725,752        1,890,667,838        2,210,491,357
     Value of shares issued to shareholders in
     reinvestment of dividends and distributions                             10,056,057            4,039,706            3,766,864
                                                                        ---------------     ----------------     ----------------
                                                                          2,179,781,809        1,894,707,544        2,214,258,221
     Cost of shares redeemed                                            (2,189,393,679)      (1,970,706,758)      (1,741,964,391)
                                                                        ---------------     ----------------     ----------------
     Net increase (decrease) in net assets derived
     from beneficial interest transactions                                  (9,611,870)         (75,999,214)          472,293,830
                                                                        ---------------     ----------------     ----------------

Net Assets

     Total increase (decrease) in net assets                                (9,613,708)         (76,076,255)          472,294,893
     Beginning of period                                                    519,764,932          595,841,187                   --
                                                                        ---------------     ----------------     ----------------
     End of period*                                                     $   510,151,224     $    519,764,932     $    472,294,893
                                                                        ===============     ================     ================
         * Undistributed investment income--net                                      --                   --     $        130,568
                                                                        ===============     ================     ================

        ** Commencement of operations.

           See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006


Statements of Changes in Net Assets (continued)
                                                                 CMA Massachusetts                        CMA Michigan

                                                                 For the Year Ended                    For the Year Ended
                                                                     March 31,                             March 31,
Increase (Decrease) in Net Assets:                               2006               2005              2006              2005
Operations

     Investment income--net                              $     6,761,120    $     2,685,517   $      5,991,116   $      2,520,563
     Realized gain (loss)--net                                        --           (10,083)           (74,061)            (5,734)
                                                         ---------------    ---------------   ----------------   ----------------
     Net increase in net assets resulting from
     operations                                                6,761,120          2,675,434          5,917,055          2,514,829
                                                         ---------------    ---------------   ----------------   ----------------

Dividends & Distributions to Shareholders

     Investment income--net                                  (6,761,120)        (2,685,517)        (5,991,116)        (2,520,563)
     Realized gain--net                                               --           (37,551)                 --                 --
                                                         ---------------    ---------------   ----------------   ----------------
     Net decrease in net assets resulting from
     dividends and distributions to shareholders             (6,761,120)        (2,723,068)        (5,991,116)        (2,520,563)
                                                         ---------------    ---------------   ----------------   ----------------

Beneficial Interest Transactions

     Net proceeds from sale of shares                      1,688,978,220      1,604,383,397      1,398,366,527      1,373,152,562
     Value of shares issued to shareholders in
     reinvestment of dividends and distributions               6,760,909          2,723,096          5,991,124          2,520,321
                                                         ---------------    ---------------   ----------------   ----------------
                                                           1,695,739,129      1,607,106,493      1,404,357,651      1,375,672,883
     Cost of shares redeemed                             (1,695,717,138)    (1,634,254,317)    (1,392,036,281)    (1,431,737,990)
                                                         ---------------    ---------------   ----------------   ----------------
     Net increase (decrease) in net assets derived
     from beneficial interest transactions                        21,991       (27,147,824)         12,321,370       (56,065,107)
                                                         ---------------    ---------------   ----------------   ----------------

Net Assets

     Total increase (decrease) in net assets                      21,991       (27,147,824)         12,321,370       (56,065,107)
     Beginning of period                                     345,043,444        372,238,902        271,421,377        327,492,218
                                                         ---------------    ---------------   ----------------   ----------------
     End of period*                                      $   345,065,435    $   345,043,444   $    283,668,686   $    271,421,377
                                                         ===============    ===============   ================   ================
         * Undistributed investment income--net                       --                 --                 --                 --
                                                         ===============    ===============   ================   ================

           See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006


Statements of Changes in Net Assets (continued)
                                                                   CMA New Jersey                         CMA New York

                                                                 For the Year Ended                    For the Year Ended
                                                                     March 31,                             March 31,
Increase (Decrease) in Net Assets:                               2006               2005              2006              2005
Operations

     Investment income--net                              $    21,873,484    $     8,854,610   $     48,712,728   $     20,496,571
     Realized gain (loss)--net                                  (29,696)          (127,658)          (189,082)          (177,459)
                                                         ---------------    ---------------   ----------------   ----------------
     Net increase in net assets resulting from
     operations                                               21,843,788          8,726,952         48,523,646         20,319,112
                                                         ---------------    ---------------   ----------------   ----------------

Dividends & Distributions to Shareholders

     Investment income--net                                 (21,873,484)        (8,854,610)       (48,712,728)       (20,496,571)
     Realized gain--net                                               --           (46,599)                 --          (220,212)
                                                         ---------------    ---------------   ----------------   ----------------
     Net decrease in net assets resulting from
     dividends and distributions to shareholders            (21,873,484)        (8,901,209)       (48,712,728)       (20,716,783)
                                                         ---------------    ---------------   ----------------   ----------------

Beneficial Interest Transactions

     Net proceeds from sale of shares                      4,821,270,389      4,463,049,235      9,613,526,391      7,757,938,659
     Value of shares issued to shareholders in
     reinvestment of dividends and distributions              21,873,695          8,901,213         48,713,309         20,717,242
                                                         ---------------    ---------------   ----------------   ----------------
                                                           4,843,144,084      4,471,950,448      9,662,239,700      7,778,655,901
     Cost of shares redeemed                             (4,766,701,051)    (4,609,594,255)    (9,463,894,924)    (7,976,005,233)
                                                         ---------------    ---------------   ----------------   ----------------
     Net increase (decrease) in net assets derived
     from beneficial interest transactions                    76,443,033      (137,643,807)        198,344,776      (197,349,332)
                                                         ---------------    ---------------   ----------------   ----------------

Net Assets

     Total increase (decrease) in net assets                  76,413,337      (137,818,064)        198,155,694      (197,747,003)
     Beginning of period                                   1,027,382,486      1,165,200,550      2,312,665,764      2,510,412,767
                                                         ---------------    ---------------   ----------------   ----------------
     End of year                                         $ 1,103,795,823    $ 1,027,382,486    $ 2,510,821,458    $ 2,312,665,764
                                                         ===============    ===============   ================   ================

     See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006


Statements of Changes in Net Assets (continued)
                                                                 CMA North Carolina                         CMA Ohio

                                                                 For the Year Ended                    For the Year Ended
                                                                     March 31,                             March 31,
Increase (Decrease) in Net Assets:                               2006               2005              2006              2005
Operations

     Investment income--net                              $     3,906,632    $     1,561,082   $      7,220,561   $      3,061,489
     Realized gain (loss)--net                                     1,780            (3,740)             14,136                 --
                                                         ---------------    ---------------   ----------------   ----------------
     Net increase in net assets resulting from
     operations                                                3,908,412          1,557,342          7,234,697          3,061,489
                                                         ---------------    ---------------   ----------------   ----------------

Dividends & Distributions to Shareholders

     Investment income--net                                  (3,906,632)        (1,561,082)        (7,220,561)        (3,061,489)
     Realized gain--net                                               --           (15,339)           (14,136)                 --
                                                         ---------------    ---------------   ----------------   ----------------
     Net decrease in net assets resulting from
     dividends and distributions to shareholders             (3,906,632)        (1,576,421)        (7,234,697)        (3,061,489)
                                                         ---------------    ---------------   ----------------   ----------------

Beneficial Interest Transactions

     Net proceeds from sale of shares                        514,642,722        572,849,214      1,493,246,044      1,279,739,287
     Value of shares issued to shareholders in
     reinvestment of dividends and distributions               3,906,643          1,576,316          7,234,580          3,061,658
                                                         ---------------    ---------------   ----------------   ----------------
                                                             518,549,365        574,425,530      1,500,480,624      1,282,800,945
     Cost of shares redeemed                               (517,967,603)      (612,385,492)    (1,552,731,846)    (1,317,538,828)
                                                         ---------------    ---------------   ----------------   ----------------
     Net increase (decrease) in net assets derived
     from beneficial interest transactions                       581,762       (37,959,962)       (52,251,222)       (34,737,883)
                                                         ---------------    ---------------   ----------------   ----------------

Net Assets

     Total increase (decrease) in net assets                     583,542       (37,979,041)       (52,251,222)       (34,737,883)
     Beginning of period                                     202,596,561        240,575,602        379,306,781        414,044,664
                                                         ---------------    ---------------   ----------------   ----------------
     End of year                                         $   203,180,103    $   202,596,561   $    327,055,559   $    379,306,781
                                                         ===============    ===============   ================   ================

     See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006


Statements of Changes in Net Assets (concluded)
                                                                                                        CMA Pennsylvania

                                                                                                       For the Year Ended
                                                                                                           March 31,
Increase (Decrease) in Net Assets:                                                                    2006              2005
Operations

     Investment income--net                                                                   $      9,911,440   $      3,865,048
     Realized gain (loss)--net                                                                        (83,241)              3,605
                                                                                              ----------------   ----------------

     Net increase in net assets resulting from operations                                            9,828,199          3,868,653
                                                                                              ----------------   ----------------

Dividends & Distributions to Shareholders

     Investment income-net                                                                         (9,911,440)        (3,865,048)
     Realized gain-net                                                                                      --                 --
                                                                                              ----------------   ----------------
     Net decrease in net assets resulting from dividends and distributions to shareholders         (9,911,440)        (3,865,048)
                                                                                              ----------------   ----------------

Beneficial Interest Transactions

     Net proceeds from sale of shares                                                            2,674,507,973      2,045,253,859
     Value of shares issued to shareholders in reinvestment of dividends and distributions           9,911,478          3,864,879
                                                                                              ----------------   ----------------
                                                                                                 2,684,419,451      2,049,118,738
     Cost of shares redeemed                                                                   (2,641,305,497)    (2,094,514,619)
                                                                                              ----------------   ----------------
     Net increase (decrease) in net assets derived from beneficial interest transactions            43,113,954       (45,395,881)
                                                                                              ----------------   ----------------

Net Assets

     Total increase (decrease) in net assets                                                        43,030,713       (45,392,276)
     Beginning of period                                                                           454,881,308        500,273,584
                                                                                              ----------------   ----------------
     End of year                                                                              $    497,912,021   $    454,881,308
                                                                                              ================   ================

     See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006


Financial Highlights                                                                             CMA Arizona Municipal Money Fund

The following per share data and ratios have been derived                                 For the Year Ended March 31,
from information provided in the financial statements.                 2006        2005          2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of year                         $     1.00   $     1.00    $     1.00   $     1.00   $     1.00
                                                                  ----------   ----------    ----------   ----------   ----------
       Investment income--net                                            .02          .01          --++          .01          .02
       Realized gain (loss)--net                                      --++++       --++++          --++           --           --
                                                                  ----------   ----------    ----------   ----------   ----------
       Total from investment operations                                  .02          .01          --++          .01          .02
                                                                  ----------   ----------    ----------   ----------   ----------
       Less dividends from investment income--net                      (.02)        (.01)        --++++        (.01)        (.02)
                                                                  ----------   ----------    ----------   ----------   ----------
       Net asset value, end of year                               $     1.00   $     1.00    $     1.00   $     1.00   $     1.00
                                                                  ==========   ==========    ==========   ==========   ==========
       Total investment return                                         2.13%         .77%          .35%         .77%        1.68%
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses                                                         .72%         .74%          .74%         .72%         .71%
                                                                  ==========   ==========    ==========   ==========   ==========
       Investment income--net                                          2.11%         .78%          .36%         .78%        1.71%
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                     $  169,647   $  168,983    $  167,386   $  190,812   $  227,708
                                                                  ==========   ==========    ==========   ==========   ==========

        ++ Amount is less than $.01 per share.

      ++++ Amount is less than $(.01) per share.

           See Notes to Financial Statements.



                                                                                              CMA California Municipal Money Fund


The following per share data and ratios have been derived                                 For the Year Ended March 31,
from information provided in the financial statements.                 2006        2005          2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of year                         $     1.00   $     1.00    $     1.00   $     1.00   $     1.00
                                                                  ----------   ----------    ----------   ----------   ----------
       Investment income--net                                            .02          .01          --++          .01          .02
       Realized gain (loss)--net                                      --++++         --++        --++++         --++         --++
                                                                  ----------   ----------    ----------   ----------   ----------
       Total from investment operations                                  .02          .01          --++          .01          .02
                                                                  ----------   ----------    ----------   ----------   ----------
       Less dividends from investment income--net                      (.02)        (.01)        --++++        (.01)        (.02)
                                                                  ----------   ----------    ----------   ----------   ----------
       Net asset value, end of year                               $     1.00   $     1.00    $     1.00   $     1.00   $     1.00
                                                                  ==========   ==========    ==========   ==========   ==========
       Total investment return                                         2.14%         .89%          .49%         .85%        1.61%
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses                                                         .57%         .57%          .57%         .57%         .57%
                                                                  ==========   ==========    ==========   ==========   ==========
       Investment income--net                                          2.12%         .90%          .50%         .85%        1.58%
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                     $2,693,459   $2,395,426    $2,338,900   $2,666,851   $2,714,886
                                                                  ==========   ==========    ==========   ==========   ==========

        ++ Amount is less than $.01 per share.

      ++++ Amount is less than $(.01) per share.

           See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006


Financial Highlights (continued)                                                             CMA Connecticut Municipal Money Fund

The following per share data and ratios have been derived                                 For the Year Ended March 31,
from information provided in the financial statements.                 2006        2005          2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of year                         $     1.00   $     1.00    $     1.00   $     1.00   $     1.00
                                                                  ----------   ----------    ----------   ----------   ----------
       Investment income--net                                            .02          .01          --++          .01          .02
       Realized gain (loss)--net                                      --++++       --++++          --++         --++         --++
                                                                  ----------   ----------    ----------   ----------   ----------
       Total from investment operations                                  .02          .01          --++          .01          .02
                                                                  ----------   ----------    ----------   ----------   ----------
       Less dividends and distributions:
           Investment income--net                                      (.02)        (.01)        --++++        (.01)        (.02)
           Realized gain--net                                             --       --++++            --           --           --
                                                                  ----------   ----------    ----------   ----------   ----------
       Total dividends and distributions                               (.02)        (.01)        --++++        (.01)        (.02)
                                                                  ----------   ----------    ----------   ----------   ----------
       Net asset value, end of year                               $     1.00   $     1.00    $     1.00   $     1.00   $     1.00
                                                                  ==========   ==========    ==========   ==========   ==========
       Total investment return                                         2.05%         .74%          .34%         .70%        1.49%
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                                          .68%         .67%          .66%         .67%         .67%
                                                                  ==========   ==========    ==========   ==========   ==========
       Expenses                                                         .68%         .67%          .67%         .67%         .67%
                                                                  ==========   ==========    ==========   ==========   ==========
       Investment income--net                                          2.03%         .72%          .34%         .70%        1.50%
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                     $  510,151   $  519,765    $  595,841   $  535,308   $  631,776
                                                                  ==========   ==========    ==========   ==========   ==========

        ++ Amount is less than $.01 per share.

      ++++ Amount is less than $(.01) per share.

           See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006


Financial Highlights (continued)                                                                 CMA Florida Municipal Money Fund
                                                                                                                 For the Period
The following per share data and ratios have been derived                                                     November 15, 2005**
from information provided in the financial statements.                                                         to March 31, 2006
Per Share Operating Performance

       Net asset value, beginning of period                                                                            $     1.00
                                                                                                                       ----------
       Investment income--net                                                                                                 .01
                                                                                                                       ----------
       Realized gain--net                                                                                                    --++
                                                                                                                       ----------
       Total from investment operations                                                                                       .01
                                                                                                                       ----------
       Less dividends from investment income--net                                                                           (.01)
                                                                                                                       ----------
       Net asset value, end of period                                                                                  $     1.00
                                                                                                                       ==========
       Total investment return                                                                                           .94%++++
                                                                                                                       ==========

Ratios to Average Net Assets

       Expenses, net of waiver and reimbursement                                                                            .58%*
                                                                                                                       ==========
       Expenses                                                                                                             .72%*
                                                                                                                       ==========
       Investment income--net                                                                                              2.55%*
                                                                                                                       ==========

Supplemental Data

       Net assets, end of period (in thousands)                                                                        $  472,295
                                                                                                                       ==========

         * Annualized.

        ** Commencement of operations.

        ++ Amount is less than $.01 per share.

      ++++ Aggregate total investment return.

           See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006


Financial Highlights (continued)                                                           CMA Massachusetts Municipal Money Fund

The following per share data and ratios have been derived                                 For the Year Ended March 31,
from information provided in the financial statements.                 2006        2005          2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of year                         $     1.00   $     1.00    $     1.00   $     1.00   $     1.00
                                                                  ----------   ----------    ----------   ----------   ----------
       Investment income--net                                            .02          .01          --++          .01          .02
       Realized gain (loss)--net                                          --       --++++          --++         --++         --++
                                                                  ----------   ----------    ----------   ----------   ----------
       Total from investment operations                                  .02          .01          --++          .01          .02
                                                                  ----------   ----------    ----------   ----------   ----------
       Less dividends and distributions:
           Investment income--net                                      (.02)        (.01)        --++++        (.01)        (.02)
           Realized gain--net                                             --       --++++        --++++           --           --
                                                                  ----------   ----------    ----------   ----------   ----------
       Total dividends and distributions                               (.02)        (.01)        --++++        (.01)        (.02)
                                                                  ----------   ----------    ----------   ----------   ----------
       Net asset value, end of year                               $     1.00   $     1.00    $     1.00   $     1.00   $     1.00
                                                                  ==========   ==========    ==========   ==========   ==========
       Total investment return                                         2.04%         .76%          .38%         .79%        1.70%
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses                                                         .70%         .71%          .70%         .69%         .70%
                                                                  ==========   ==========    ==========   ==========   ==========
       Investment income--net                                          2.03%         .74%          .38%         .78%        1.74%
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                     $  345,065   $  345,043    $  372,239   $  421,618   $  451,288
                                                                  ==========   ==========    ==========   ==========   ==========

        ++ Amount is less than $.01 per share.

      ++++ Amount is less than $(.01) per share.

           See Notes to Financial Statements.



                                                                                                CMA Michigan Municipal Money Fund


The following per share data and ratios have been derived                                 For the Year Ended March 31,
from information provided in the financial statements.                 2006        2005          2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of year                         $     1.00   $     1.00    $     1.00   $     1.00   $     1.00
                                                                  ----------   ----------    ----------   ----------   ----------
       Investment income--net                                            .02          .01          --++          .01          .02
       Realized gain (loss)--net                                      --++++       --++++          --++         --++           --
                                                                  ----------   ----------    ----------   ----------   ----------
       Total from investment operations                                  .02          .01          --++          .01          .02
                                                                  ----------   ----------    ----------   ----------   ----------
       Less dividends from investment income--net                      (.02)        (.01)        --++++        (.01)        (.02)
                                                                  ----------   ----------    ----------   ----------   ----------
       Net asset value, end of year                               $     1.00   $     1.00    $     1.00   $     1.00   $     1.00
                                                                  ==========   ==========    ==========   ==========   ==========
       Total investment return                                         2.09%         .82%          .42%         .85%        1.74%
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses                                                         .70%         .70%          .70%         .69%         .70%
                                                                  ==========   ==========    ==========   ==========   ==========
       Investment income--net                                          2.06%         .80%          .43%         .84%        1.77%
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                     $  283,669   $  271,421    $  327,492   $  349,249   $  360,558
                                                                  ==========   ==========    ==========   ==========   ==========

        ++ Amount is less than $.01 per share.

      ++++ Amount is less than $(.01) per share.

           See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006


Financial Highlights (continued)                                                              CMA New Jersey Municipal Money Fund

The following per share data and ratios have been derived                                 For the Year Ended March 31,
from information provided in the financial statements.                 2006        2005          2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of year                         $     1.00   $     1.00    $     1.00   $     1.00   $     1.00
                                                                  ----------   ----------    ----------   ----------   ----------
       Investment income--net                                            .02          .01          --++          .01          .02
       Realized gain (loss)--net                                      --++++       --++++          --++         --++         --++
                                                                  ----------   ----------    ----------   ----------   ----------
       Total from investment operations                                  .02          .01          --++          .01          .02
                                                                  ----------   ----------    ----------   ----------   ----------
       Less dividends and distributions:
           Investment income--net                                      (.02)        (.01)        --++++        (.01)        (.02)
           Realized gain--net                                             --       --++++        --++++       --++++           --
                                                                  ----------   ----------    ----------   ----------   ----------
       Total dividends and distributions                               (.02)        (.01)        --++++        (.01)        (.02)
                                                                  ----------   ----------    ----------   ----------   ----------
       Net asset value, end of year                               $     1.00   $     1.00    $     1.00   $     1.00   $     1.00
                                                                  ==========   ==========    ==========   ==========   ==========
       Total investment return                                         2.14%         .83%          .43%         .80%        1.66%
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses                                                         .63%         .63%          .61%         .62%         .62%
                                                                  ==========   ==========    ==========   ==========   ==========
       Investment income--net                                          2.12%         .81%          .44%         .79%        1.68%
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                     $1,103,796   $1,027,382    $1,165,201   $1,225,954   $1,266,932
                                                                  ==========   ==========    ==========   ==========   ==========

        ++ Amount is less than $.01 per share.

      ++++ Amount is less than $(.01) per share.

           See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006


Financial Highlights (continued)                                                                CMA New York Municipal Money Fund

The following per share data and ratios have been derived                                 For the Year Ended March 31,
from information provided in the financial statements.                 2006        2005          2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of year                         $     1.00   $     1.00    $     1.00   $     1.00   $     1.00
                                                                  ----------   ----------    ----------   ----------   ----------
       Investment income--net                                            .02          .01          --++          .01          .02
       Realized gain (loss)--net                                      --++++       --++++          --++         --++         --++
                                                                  ----------   ----------    ----------   ----------   ----------
       Total from investment operations                                  .02          .01          --++          .01          .02
                                                                  ----------   ----------    ----------   ----------   ----------
       Less dividends and distributions:
           Investment income--net                                      (.02)        (.01)        --++++        (.01)        (.02)
           Realized gain--net                                             --       --++++        --++++           --           --
                                                                  ----------   ----------    ----------   ----------   ----------
       Total dividends and distributions                               (.02)        (.01)        --++++        (.01)        (.02)
                                                                  ----------   ----------    ----------   ----------   ----------
       Net asset value, end of year                               $     1.00   $     1.00    $     1.00   $     1.00   $     1.00
                                                                  ==========   ==========    ==========   ==========   ==========
       Total investment return                                         2.15%         .88%          .49%         .91%        1.74%
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses                                                         .58%         .58%          .57%         .57%         .57%
                                                                  ==========   ==========    ==========   ==========   ==========
       Investment income--net                                          2.14%         .86%          .50%         .92%        1.72%
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                     $2,510,821   $2,312,666    $2,510,413   $2,527,958   $2,663,032
                                                                  ==========   ==========    ==========   ==========   ==========

        ++ Amount is less than $.01 per share.

      ++++ Amount is less than $(.01) per share.

           See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006


Financial Highlights (continued)                                                          CMA North Carolina Municipal Money Fund

The following per share data and ratios have been derived                                 For the Year Ended March 31,
from information provided in the financial statements.                 2006        2005          2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of year                         $     1.00   $     1.00    $     1.00   $     1.00   $     1.00
                                                                  ----------   ----------    ----------   ----------   ----------
       Investment income--net                                            .02          .01          --++          .01          .02
       Realized gain (loss)--net                                        --++       --++++          --++         --++           --
                                                                  ----------   ----------    ----------   ----------   ----------
       Total from investment operations                                  .02          .01          --++          .01          .02
                                                                  ----------   ----------    ----------   ----------   ----------
       Less dividends and distributions:
           Investment income--net                                      (.02)        (.01)        --++++        (.01)        (.02)
           Realized gain--net                                             --       --++++            --           --           --
                                                                  ----------   ----------    ----------   ----------   ----------
       Total dividends and distributions                               (.02)        (.01)        --++++        (.01)        (.02)
                                                                  ----------   ----------    ----------   ----------   ----------
       Net asset value, end of year                               $     1.00   $     1.00    $     1.00   $     1.00   $     1.00
                                                                  ==========   ==========    ==========   ==========   ==========
       Total investment return                                         2.08%         .75%          .37%         .76%        1.63%
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses                                                         .72%         .72%          .71%         .70%         .71%
                                                                  ==========   ==========    ==========   ==========   ==========
       Investment income--net                                          2.06%         .72%          .38%         .77%        1.62%
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                     $  203,180   $  202,597    $  240,576   $  288,079   $  366,196
                                                                  ==========   ==========    ==========   ==========   ==========

        ++ Amount is less than $.01 per share.

      ++++ Amount is less than $(.01) per share.

           See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006


Financial Highlights (continued)                                                                    CMA Ohio Municipal Money Fund

The following per share data and ratios have been derived                                 For the Year Ended March 31,
from information provided in the financial statements.                 2006        2005          2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of year                         $     1.00   $     1.00    $     1.00   $     1.00   $     1.00
                                                                  ----------   ----------    ----------   ----------   ----------
       Investment income--net                                            .02          .01          --++          .01          .02
       Realized gain--net                                               --++           --            --           --         --++
                                                                  ----------   ----------    ----------   ----------   ----------
       Total from investment operations                                  .02          .01          --++          .01          .02
                                                                  ----------   ----------    ----------   ----------   ----------
       Less dividends and distributions:
           Investment income--net                                      (.02)        (.01)        --++++        (.01)        (.02)
           Realized gain--net                                         --++++           --            --       --++++           --
                                                                  ----------   ----------    ----------   ----------   ----------
       Total dividends and distributions                               (.02)        (.01)        --++++        (.01)        (.02)
                                                                  ----------   ----------    ----------   ----------   ----------
       Net asset value, end of year                               $     1.00   $     1.00    $     1.00   $     1.00   $     1.00
                                                                  ==========   ==========    ==========   ==========   ==========
       Total investment return                                         2.07%         .78%          .43%         .90%        1.81%
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses                                                         .70%         .70%          .69%         .69%         .70%
                                                                  ==========   ==========    ==========   ==========   ==========
       Investment income--net                                          2.04%         .77%          .43%         .90%        1.83%
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                     $  327,056   $  379,307    $  414,045   $  474,267   $  454,196
                                                                  ==========   ==========    ==========   ==========   ==========

        ++ Amount is less than $.01 per share.

      ++++ Amount is less than $(.01) per share.

           See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006


Financial Highlights (concluded)                                                            CMA Pennsylvania Municipal Money Fund

The following per share data and ratios have been derived                                 For the Year Ended March 31,
from information provided in the financial statements.                 2006        2005          2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of year                         $     1.00   $     1.00     $    1.00   $     1.00   $     1.00
                                                                  ----------   ----------    ----------   ----------   ----------
       Investment income--net                                          .02++          .01          --++          .01          .02
       Realized gain (loss)--net                                      --++++         --++          --++       --++++           --
                                                                  ----------   ----------    ----------   ----------   ----------
       Total from investment operations                                  .02          .01          --++          .01          .02
                                                                  ----------   ----------    ----------   ----------   ----------
       Less dividends from investment income--net                      (.02)        (.01)        --++++        (.01)        (.02)
                                                                  ----------   ----------    ----------   ----------   ----------
       Net asset value, end of year                               $     1.00   $     1.00     $    1.00   $     1.00   $     1.00
                                                                  ==========   ==========    ==========   ==========   ==========
       Total investment return                                         2.11%         .80%          .42%         .83%        1.71%
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses                                                         .69%         .69%          .68%         .67%         .68%
                                                                  ==========   ==========    ==========   ==========   ==========
       Investment income--net                                          2.09%         .79%          .43%         .84%        1.72%
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                     $  497,912   $  454,881    $  500,274   $  591,105   $  628,356
                                                                  ==========   ==========    ==========   ==========   ==========

        ++ Amount is less than $.01 per share.

      ++++ Amount is less than $(.01) per share.

           See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006



Notes to Financial Statements


1.Significant Accounting Policies:
CMA Arizona Municipal Money Fund, CMA California Municipal Money Fund, CMA Connecticut Municipal Money Fund, CMA Florida Municipal Money Fund, CMA Massachusetts Municipal Money Fund, CMA Michigan Municipal Money Fund, CMA New Jersey Municipal Money Fund, CMA New York Municipal Money Fund, CMA North Carolina Municipal Money Fund, CMA Ohio Municipal Money Fund and CMA Pennsylvania Municipal Money Fund (the "Funds") are part of CMA Multi-State Municipal Series Trust (the "Trust"). The Funds are registered under the Investment Company Act of 1940, as amended, as non-diversified, open-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the demand notice payment period. In the case of a floating rate instrument, the remaining maturity is the next coupon date on which the interest rate is to be adjusted.

(b) Income taxes--It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Funds declare dividends daily and reinvest daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' capital loss carryforward. The Funds may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Expenses--Certain expenses have been allocated to the individual funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Trust.

(g) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences have been reclassified as follows:


CMA Arizona Municipal Money Fund

$5,580 has been reclassified between paid-in capital in excess of par and accumulated net realized capital loss as a result of a permanent difference attributable to the expiration of a capital loss carryforward. This reclassification has no effect on net assets or net asset value per share.


CMA Florida Municipal Money Fund

$130,568 has been reclassified between paid-in capital in excess of par and undistributed net investment income as a result of a permanent difference attributable to non-deductible expenses. This reclassification has no effect on net assets or net asset value per share.


CMA Michigan Municipal Money Fund

$6,574 has been reclassified between paid-in capital in excess of par and accumulated net realized capital loss as a result of a permanent difference attributable to the expiration of a capital loss carryforward. This reclassification has no effect on net assets or net asset value per share.


CMA Pennsylvania Municipal Money Fund

$18,237 has been reclassified between paid-in capital in excess of par and accumulated net realized capital loss as a result of a permanent difference attributable to the expiration of a capital loss carryforward. This reclassification has no effect on net assets or net asset value per share.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006



Notes to Financial Statements (continued)


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds. For such services, each Fund pays a monthly fee based upon the average daily value of each Fund's net assets, at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion.


CMA Florida Municipal Money Fund

For the period November 15, 2005 to March 31, 2006, FAM earned fees of $733,161, of which $182,411 was waived. In addition, the Investment Adviser has agreed to reimburse its management fee by the amount of the management fees the Fund pays to FAM indirectly through its investment in Master Tax-Exempt Trust. For the period November 15, 2005 to March 31, 2006, FAM reimbursed the Fund in the amount of $25,001.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, receives a distribution fee from each Fund. The fee is accrued daily and paid monthly at the annual rate of .125% of average daily net assets of each Fund for shareholders whose Fund accounts are serviced by MLPF&S financial advisors, whether maintained through MLPF&S or directly with each Fund's transfer agent. The distribution fee is to compensate MLPF&S for providing, or arranging for the provision of, account maintenance and sales and promotional activities and services with respect to shares of each Fund.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the period ended March 31, 2006, the Funds reimbursed FAM for the following accounting services:


                                                         Accounting
                                                           Services

CMA Arizona Municipal Money Fund                            $ 4,193
CMA California Municipal Money Fund                         $55,121
CMA Connecticut Municipal Money Fund                        $11,984
CMA Florida Municipal Money Fund                            $   347
CMA Massachusetts Municipal Money Fund                      $ 7,562
CMA Michigan Municipal Money Fund                           $ 6,704
CMA New Jersey Municipal Money Fund                         $23,204
CMA New York Municipal Money Fund                           $52,399
CMA North Carolina Municipal Money Fund                     $ 4,347
CMA Ohio Municipal Money Fund                               $ 7,589
CMA Pennsylvania Municipal Money Fund                       $10,818


Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.


3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.


4. Distributions to Shareholders:

CMA Arizona
Municipal Money Fund                   3/31/2006          3/31/2005

Distributions paid from:
   Tax-exempt income             $     3,763,349    $     1,348,056
                                 ---------------    ---------------
Total distributions              $     3,763,349    $     1,348,056
                                 ===============    ===============


As of March 31, 2006, the components of accumulated losses on a tax basis were as follows:


Undistributed tax-exempt income--net                $            45
Undistributed long-term capital gains--net                       --
                                                    ---------------
Total undistributed earnings--net                                45
Capital loss carryforward                                 (45,768)*
Unrealized losses--net                                    (6,636)**
                                                    ---------------
Total accumulated losses--net                       $      (52,359)
                                                    ===============

 * On March 31, 2006, the Fund had a net capital loss carryforward of $45,768, of which $5,514 expires in 2007, $10,340 expires in 2008, $25,753 expires in 2009, $789 expires in 2013 and $3,372 expires in 2014. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the deferral of post-October capital losses for tax purposes.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006



Notes to Financial Statements (continued)


CMA California
Municipal Money Fund                   3/31/2006          3/31/2005

Distributions paid from:
   Tax-exempt income             $    50,906,209    $    20,972,417
                                 ---------------    ---------------
Total distributions              $    50,906,209    $    20,972,417
                                 ===============    ===============


As of March 31, 2006, the components of accumulated losses on a tax basis were as follows:

Undistributed tax-exempt income--net                $            --
Undistributed long-term capital gains--net                       --
                                                    ---------------
Total undistributed earnings--net                                --
Capital loss carryforward                                (262,228)*
Unrealized losses--net                                  (161,929)**
                                                    ---------------
Total accumulated losses--net                       $     (424,157)
                                                    ===============

 * On March 31, 2006, the Fund had a net capital loss carryforward of $262,228, of which $72,457 expires in 2009 and $189,771 expires in 2014. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the deferral of post-October capital losses for tax purposes.


CMA Connecticut
Municipal Money Fund                   3/31/2006          3/31/2005

Distributions paid from:
   Tax-exempt income             $    10,055,873    $     4,022,923
   Ordinary income                            --             11,801
   Net long-term capital gains                --              5,000
                                 ---------------    ---------------
Total distributions              $    10,055,873    $     4,039,724
                                 ===============    ===============


On March 31, 2006, CMA Connecticut Municipal Money Fund had a net capital loss carryforward of $62,078, of which $109 expires in 2013 and $61,969 expires in 2014. This amount will be available to offset like amounts of any future taxable gains.

As of March 31, 2006, there were no significant differences between the book and tax components of net assets.


CMA Florida                                         11/15/2005++ to
Municipal Money Fund                                      3/31/2006

Distributions paid from:
   Tax-exempt income                                $     3,767,029
                                                    ---------------
Total distributions                                 $     3,767,029
                                                    ===============

++ Commencement of operations.


As of March 31, 2006, there were no significant differences between the book and tax components of net assets.


CMA Massachusetts
Municipal Money Fund                   3/31/2006          3/31/2005

Distributions paid from:
   Tax-exempt income             $     6,761,120    $     2,685,517
   Ordinary income                            --             37,551
                                 ---------------    ---------------
Total distributions              $     6,761,120    $     2,723,068
                                 ===============    ===============


On March 31, 2006, CMA Massachusetts Municipal Money Fund had a net capital loss carryforward of $10,812, all of which expires in 2013. This amount will be available to offset like amounts of any future taxable gains.

As of March 31, 2006, there were no significant differences between the book and tax components of net assets.


CMA Michigan
Municipal Money Fund                   3/31/2006          3/31/2005

Distributions paid from:
   Tax-exempt income             $     5,991,116    $     2,520,563
                                 ---------------    ---------------
Total distributions              $     5,991,116    $     2,520,563
                                 ===============    ===============


As of March 31, 2006, the components of accumulated losses on a tax basis were as follows:


Undistributed tax-exempt income--net                $            --
Undistributed long-term capital gains--net                       --
                                                    ---------------
Total undistributed earnings--net                                --
Capital loss carryforward                                 (50,697)*
Unrealized losses--net                                   (39,120)**
                                                    ---------------
Total accumulated losses--net                       $      (89,817)
                                                    ===============

 * On March 31, 2006, the Fund had a net capital loss carryforward of $50,697, of which $5,068 expires in 2008, $4,954 expires in 2009 and $40,675 expires in 2014. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the deferral of post-October capital losses for tax purposes.


CMA New Jersey
Municipal Money Fund                   3/31/2006          3/31/2005

Distributions paid from:
   Tax-exempt income             $    21,873,484    $     8,854,610
   Ordinary income                            --              4,638
   Net long-term capital gains                --             41,961
                                 ---------------    ---------------
Total distributions              $    21,873,484    $     8,901,209
                                 ===============    ===============



CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006



Notes to Financial Statements (concluded)


On March 31, 2006, CMA New Jersey Municipal Money Fund had a net capital loss carryforward of $162,251, all of which expires in 2014. This amount will be available to offset like amounts of any future taxable gains.

As of March 31, 2006, there were no significant differences between the book and tax components of net assets.


CMA New York
Municipal Money Fund                   3/31/2006          3/31/2005

Distributions paid from:
   Tax-exempt income             $    48,712,728    $    20,496,571
   Ordinary income                            --             59,811
   Net long-term capital gains                --            160,401
                                 ---------------    ---------------
Total distributions              $    48,712,728    $    20,716,783
                                 ===============    ===============


As of March 31, 2006, the components of accumulated losses on a tax basis were as follows:


Undistributed tax-exempt income--net                $            --
Undistributed long-term capital gains--net                       --
                                                    ---------------
Total undistributed earnings--net                                --
Capital loss carryforward                                (309,231)*
Unrealized losses--net                                   (57,310)**
                                                    ---------------
Total accumulated losses--net                       $     (366,541)
                                                    ===============

 * On March 31, 2006, the Fund had a net capital loss carryforward of $309,231, of which $8,201 expires in 2013 and $301,030 expires in 2014. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the deferral of post-October capital losses for tax purposes.


CMA North Carolina
Municipal Money Fund                   3/31/2006          3/31/2005

Distributions paid from:
   Tax-exempt income             $     3,880,198    $     1,561,082
   Ordinary income                        26,434                 --
   Net long-term capital gains                --             15,339
                                 ---------------    ---------------
Total distributions              $     3,906,632    $     1,576,421
                                 ===============    ===============

On March 31, 2006, CMA North Carolina Municipal Money Fund had a net capital loss carryforward of $1,960, all of which expires in 2013. This amount will be available to offset like amounts of any future taxable gains.

As of March 31, 2006, there were no significant differences between the book and tax components of net assets.


CMA Ohio
Municipal Money Fund                   3/31/2006          3/31/2005

Distributions paid from:
   Tax-exempt income             $     7,220,561    $     3,061,489
   Net long-term capital gains            14,136                 --
                                 ---------------    ---------------
Total distributions              $     7,234,697    $     3,061,489
                                 ===============    ===============


As of March 31, 2006, there were no significant differences between the book and tax components of net assets.


CMA Pennsylvania
Municipal Money Fund                   3/31/2006          3/31/2005

Distributions paid from:
   Tax-exempt income             $     9,911,440    $     3,865,048
                                 ---------------    ---------------
Total distributions              $     9,911,440    $     3,865,048
                                 ===============    ===============


As of March 31, 2006, the components of accumulated losses on a tax basis were as follows:


Undistributed tax-exempt income--net                $            --
Undistributed long-term capital gains--net                       --
                                                    ---------------
Total undistributed earnings--net                                --
Capital loss carryforward                                 (96,179)*
Unrealized losses--net                                   (46,538)**
                                                    ---------------
Total accumulated losses--net                       $     (142,717)
                                                    ===============

 * On March 31, 2006, the Fund had a net capital loss carryforward of $96,179, of which $3,815 expires in 2007, $20,995 expires in 2008, $33,951 expires in 2009, $715 expires in 2010 and $36,703 expires in 2014. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the deferral of post-October capital losses for tax purposes.



CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Trustees of CMA Multi-State Municipal Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of CMA Multi-State Municipal Series Trust (the "Trust") comprising CMA Arizona Municipal Money Fund, CMA California Municipal Money Fund, CMA Connecticut Municipal Money Fund, CMA Florida Municipal Money Fund, CMA Massachusetts Municipal Money Fund, CMA Michigan Municipal Money Fund, CMA New Jersey Municipal Money Fund, CMA New York Municipal Money Fund, CMA North Carolina Municipal Money Fund, CMA Ohio Municipal Money Fund and CMA Pennsylvania Municipal Money Fund (the "Funds") as of March 31, 2006, and the related statements of operations, changes in net assets, and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting CMA Multi-State Municipal Series Trust as of March 31, 2006, the results of their operations, the changes in their net assets, and their financial highlights for each of the respective periods then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey

May 22, 2006



Important Tax Information (unaudited)


All of the net investment income distributions paid by CMA Multi-State Municipal Series Trust during the taxable year* ended March 31, 2006 qualify as tax-exempt interest dividends for federal income tax purposes.

Additionally, the following table summarizes the taxable per share distributions paid by certain Funds during the year:

                                                Record        Payable     Ordinary      Long-Term
                                                  Date           Date       Income  Capital Gains
CMA North Carolina Municipal Money Fund      3/31/2006      3/31/2006     $.000068             --
                                             2/28/2006      2/28/2006     $.000065             --

CMA Ohio Municipal Money Fund               12/29/2005     12/30/2005           --       $.000039

 * Except for CMA Florida Municipal Money Fund, which is for the period November 15, 2005 to March 31, 2006.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006


Officers and Trustees
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                        Position(s)  Length of                                              Fund Complex   Directorships
                        Held with    Time                                                   Overseen by    Held by
Name, Address & Age     Trust        Served    Principal Occupation(s) During Past 5 Years  Trustee        Trustee
Interested Trustee


Robert C. Doll, Jr.*    President    2005 to   President of MLIM/FAM-advised funds since    131 Funds      None
P.O. Box 9011           and          present   2005; President of MLIM and FAM since 2001;  177 Portfolios
Princeton,              Trustee                Co-Head (Americas Region) thereof from 2000
NJ 08543-9011                                  to 2001 and Senior Vice President from 1999
Age: 51                                        to 2001; President and Director of Princeton
                                               Services, Inc. ("Princeton Services") since
                                               2001; President of Princeton Administrators,
                                               L.P. ("Princeton Administrators") since 2001;
                                               Chief Investment Officer of OppenheimerFunds,
                                               Inc. in 1999 and Executive Vice President
                                               thereof from 1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser.
   Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his positions with MLIM, FAM, Princeton Services and Princeton Administrators. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Trust
   President, Mr. Doll serves at the pleasure of the Board of Trustees.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006


Officers and Trustees (continued)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                        Position(s)  Length of                                              Fund Complex   Directorships
                        Held with    Time                                                   Overseen by    Held by
Name, Address & Age     Trust        Served    Principal Occupation(s) During Past 5 Years  Trustee        Trustee
Independent Trustees*


Ronald W. Forbes**      Trustee      1998 to   Professor Emeritus of Finance, School of     49 Funds       None
P.O. Box 9095                        present   Business, State University of New York at    50 Portfolios
Princeton,                                     Albany since 2000 and Professor thereof
NJ 08543-9095                                  from 1989 to 2000; International Consultant,
Age: 65                                        Urban Institute, Washington, D.C. from
                                               1995 to 1999.


Cynthia A. Montgomery   Trustee      1994 to   Professor, Harvard Business School since     49 Funds       Newell
P.O. Box 9095                        present   1989; Associate Professor, J.L. Kellogg      50 Portfolios  Rubbermaid, Inc.
Princeton,                                     Graduate School of Management, Northwestern                 (manufacturing)
NJ 08543-9095                                  University from 1985 to 1989; Associate
Age: 53                                        Professor, Graduate School of Business
                                               Administration, University of Michigan
                                               from 1979 to 1985; Director, Harvard
                                               Business School Publishing since 2005;
                                               Director, McLean Hospital since 2005.


Jean Margo Reid         Trustee      2004 to   Self-employed consultant since 2001;         49 Funds       None
P.O. Box 9095                        present   Counsel of Alliance Capital Management       50 Portfolios
Princeton,                                     (investment adviser) in 2000; General
NJ 08543-9095                                  Counsel, Director and Secretary of
Age: 60                                        Sanford C. Bernstein & Co., Inc. (investment
                                               adviser/broker-dealer) from 1997 to 2000;
                                               Secretary, Sanford C. Bernstein Fund, Inc.
                                               from 1994 to 2000; Director and Secretary
                                               of SCB, Inc. since 1998; Director and
                                               Secretary of SCB Partners, Inc. since 2000; and
                                               Director of Covenant House from 2001 to 2004.


Roscoe S. Suddarth      Trustee      2000 to   President, Middle East Institute from 1995   49 Funds       None
P.O. Box 9095                        present   to 2001; Foreign Service Officer, United     50 Portfolios
Princeton,                                     States Foreign Service, from 1961 to 1995 and
NJ 08543-9095                                  Career Minister from 1989 to 1995; Deputy
Age: 70                                        Inspector General, U.S. Department of State,
                                               from 1991 to 1994; U.S. Ambassador to the
                                               Hashemite Kingdom of Jordan from 1987 to 1990.


Richard R. West         Trustee      1988 to   Professor of Finance from 1984 to 1995,      49 Funds       Bowne & Co.,
P.O. Box 9095                        present   Dean from 1984 to 1993 and since 1995        50 Portfolios  Inc. (financial
Princeton,                                     Dean Emeritus of New York University                        printers);
NJ 08543-9095                                  Leonard N. Stern School of Business                         Vornado Realty
Age: 68                                        Administration.                                             Trust (real estate
                                                                                                           company);
                                                                                                           Alexander's, Inc.
                                                                                                           (real estate
                                                                                                           company)


Edward D. Zinbarg       Trustee      2000 to   Self-employed financial consultant since     49 Funds       None
P.O. Box 9095                        present   1994; Executive Vice President of the        50 Portfolios
Princeton,                                     Prudential Insurance Company of America
NJ 08543-9095                                  from 1988 to 1994; Former Director of
Age: 71                                        Prudential Reinsurance Company and former
                                               Trustee of the Prudential Foundation.


 * Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Board of Trustees and the Audit Committee.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006


Officers and Trustees (concluded)

                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Trust        Served    Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice         1993 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011           President    present   1999; Senior Vice President and Treasurer of Princeton Services since 1999
Princeton,              and          and       and Director since 2004; Vice President of FAM Distributors, Inc. ("FAMD")
NJ 08543-9011           Treasurer    1999 to   since 1999 and Director since 2004; Vice President of MLIM and FAM from 1990
Age: 45                              present   to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President,
                                               Treasurer and Secretary of the IQ Funds since 2004.


Kenneth A. Jacob        Senior       2002 to   Managing Director (Tax-Exempt Fund Management) of MLIM since 2000; Director
P.O. Box 9011           Vice         present   of MLIM from 1997 to 2000.
Princeton,              President
NJ 08543-9011
Age: 55


John M. Loffredo        Senior       2002 to   Managing Director (Tax-Exempt Fund Management) of MLIM since 2000; Director
P.O. Box 9011           Vice         present   of MLIM from 1997 to 2000.
Princeton,              President
NJ 08543-9011
Age: 42


Edward J. Andrews       Vice         1993 to   Director (Tax-Exempt Fund Management) of MLIM since 2000; Vice President
P.O. Box 9011           President    present   of MLIM from 1991 to 2000.
Princeton,
NJ 08543-9011
Age: 45


Steven T. Lewis         Vice         1996 to   Director (Tax-Exempt Fund Management) of MLIM since 2006; Vice President
P.O. Box 9011           President    present   of MLIM from 1998 to 2006.
Princeton,
NJ 08543-9011
Age: 42


Darrin J. SanFillippo   Vice         1996 to   Director (Tax-Exempt Fund Management) of MLIM since 2006; Vice President
P.O. Box 9011           President    present   of MLIM from 2000 to 2006.
Princeton,
NJ 08543-9011
Age: 41


Kevin A. Schiatta       Vice         1990 to   Director (Tax-Exempt Fund Management) of MLIM since 2006; Vice President
P.O. Box 9011           President    present   of MLIM from 1994 to 2000.
Princeton,
NJ 08543-9011
Age: 51


Marie Sheehan           Vice         2005 to   Director (Tax-Exempt Fund Management) of MLIM since 2000.
P.O. Box 9011           President    present
Princeton,
NJ 08543-9011
Age: 45


Jeffrey Hiller          Chief        2004 to   Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice
P.O. Box 9011           Compliance   present   President and Chief Compliance Officer of MLIM (Americas Region) since
Princeton,              Officer                2004; Chief Compliance Officer of the IQ Funds since 2004; Global Director
NJ 08543-9011                                  of Compliance at Morgan Stanley Investment Management from 2002 to 2004;
Age: 54                                        Managing Director and Global Director of Compliance at Citigroup Asset
                                               Management from 2000 to 2002; Chief Compliance Officer at Soros Fund
                                               Management in 2000; Chief Compliance Officer at Prudential Financial from
                                               1995 to 2000; Senior Counsel in the Commission's Securities and Exchange
                                               Division of Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary    2004 to   Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from
P.O. Box 9011                        present   1999 to 2002; Attorney associated with MLIM since 1997; Secretary of MLIM,
Princeton,                                     FAM, FAMD and Princeton Services since 2004.
NJ 08543-9011
Age: 46


 * Officers of the Fund/Trust serve at the pleasure of the Board of Trustees.


Further information about the Trust's Officers and Trustees is available in the Trust's Statement of Additional Information, which can be obtained without charge by calling 1-800-637-3863.



Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-221-7210*

 * For inquiries regarding your CMA account, call 800-CMA-INFO (800-262-4636).



CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006



Availability of Quarterly Schedules of Investments


The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Funds offer electronic delivery of communications to their shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


CMA MULTI-STATE MUNICIPAL SERIES TRUST                           MARCH 31, 2006


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 -   Principal Accountant Fees and Services

           CMA Arizona Municipal Money Fund
           (a) Audit Fees -         Fiscal Year Ending March 31, 2006 - $26,800
                                    Fiscal Year Ending March 31, 2005 - $26,300

           (b) Audit-Related Fees - Fiscal Year Ending March 31, 2006 - $0
                                    Fiscal Year Ending March 31, 2005 - $0

           (c) Tax Fees -           Fiscal Year Ending March 31, 2006 - $6,000
                                    Fiscal Year Ending March 31, 2005 - $5,700

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ending March 31, 2006 - $0
                                    Fiscal Year Ending March 31, 2005 - $0

           CMA California Municipal Money Fund
           (a) Audit Fees -         Fiscal Year Ending March 31, 2006 - $30,000
                                    Fiscal Year Ending March 31, 2005 - $29,500

           (b) Audit-Related Fees - Fiscal Year Ending March 31, 2006 - $0
                                    Fiscal Year Ending March 31, 2005 - $0

           (c) Tax Fees -           Fiscal Year Ending March 31, 2006 - $6,000
                                    Fiscal Year Ending March 31, 2005 - $5,700

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ending March 31, 2006 - $0
                                    Fiscal Year Ending March 31, 2005 - $0

           CMA Connecticut Municipal Money Fund
           (a) Audit Fees -         Fiscal Year Ending March 31, 2006 - $27,800
                                    Fiscal Year Ending March 31, 2005 - $27,300

           (b) Audit-Related Fees - Fiscal Year Ending March 31, 2006 - $0
                                    Fiscal Year Ending March 31, 2005 - $0

           (c) Tax Fees -           Fiscal Year Ending March 31, 2006 - $6,000
                                    Fiscal Year Ending March 31, 2005 - $5,700

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ending March 31, 2006 - $0
                                    Fiscal Year Ending March 31, 2005 - $0

           CMA Florida Municipal Money Fund
           (a) Audit Fees -         Fiscal Year Ending March 31, 2006 - $27,300
                                    Fiscal Year Ending March 31, 2005 - $N/A

           (b) Audit-Related Fees - Fiscal Year Ending March 31, 2006 - $4,000
                                    Fiscal Year Ending March 31, 2005 - $0

           The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

           (c) Tax Fees -           Fiscal Year Ending March 31, 2006 - $6,000
                                    Fiscal Year Ending March 31, 2005 - $N/A

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ending March 31, 2006 - $0
                                    Fiscal Year Ending March 31, 2005 - $N/A

           CMA Massachusetts Municipal Money Fund
           (a) Audit Fees -         Fiscal Year Ending March 31, 2006 - $27,800
                                    Fiscal Year Ending March 31, 2005 - $27,300

           (b) Audit-Related Fees - Fiscal Year Ending March 31, 2006 - $0
                                    Fiscal Year Ending March 31, 2005 - $0

           (c) Tax Fees -           Fiscal Year Ending March 31, 2006 - $6,000
                                    Fiscal Year Ending March 31, 2005 - $5,700

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ending March 31, 2006 - $0
                                    Fiscal Year Ending March 31, 2005 - $0

           CMA Michigan Municipal Money Fund
           (a) Audit Fees -         Fiscal Year Ending March 31, 2006 - $27,800
                                    Fiscal Year Ending March 31, 2005 - $27,300

           (b) Audit-Related Fees - Fiscal Year Ending March 31, 2006 - $0
                                    Fiscal Year Ending March 31, 2005 - $0

           (c) Tax Fees -           Fiscal Year Ending March 31, 2006 - $6,000
                                    Fiscal Year Ending March 31, 2005 - $5,700

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ending March 31, 2006 - $0
                                    Fiscal Year Ending March 31, 2005 - $0

           CMA New Jersey Municipal Money Fund
           (a) Audit Fees -         Fiscal Year Ending March 31, 2006 - $30,000
                                    Fiscal Year Ending March 31, 2005 - $29,500

           (b) Audit-Related Fees - Fiscal Year Ending March 31, 2006 - $0
                                    Fiscal Year Ending March 31, 2005 - $0

           (c) Tax Fees -           Fiscal Year Ending March 31, 2006 - $6,000
                                    Fiscal Year Ending March 31, 2005 - $5,700

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ending March 31, 2006 - $0
                                    Fiscal Year Ending March 31, 2005 - $0

           CMA New York Municipal Money Fund
           (a) Audit Fees -         Fiscal Year Ending March 31, 2006 - $30,000
                                    Fiscal Year Ending March 31, 2005 - $29,500

           (b) Audit-Related Fees - Fiscal Year Ending March 31, 2006 - $0
                                    Fiscal Year Ending March 31, 2005 - $0

           (c) Tax Fees -           Fiscal Year Ending March 31, 2006 - $6,000
                                    Fiscal Year Ending March 31, 2005 - $5,700

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ending March 31, 2006 - $0
                                    Fiscal Year Ending March 31, 2005 - $0

           CMA North Carolina Municipal Money Fund
           (a) Audit Fees -         Fiscal Year Ending March 31, 2006 - $26,800
                                    Fiscal Year Ending March 31, 2005 - $26,300

           (b) Audit-Related Fees - Fiscal Year Ending March 31, 2006 - $0
                                    Fiscal Year Ending March 31, 2005 - $0

           (c) Tax Fees -           Fiscal Year Ending March 31, 2006 - $6,000
                                    Fiscal Year Ending March 31, 2005 - $5,700

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ending March 31, 2006 - $0
                                    Fiscal Year Ending March 31, 2005 - $0

           CMA Ohio Municipal Money Fund
           (a) Audit Fees -         Fiscal Year Ending March 31, 2006 - $27,800
                                    Fiscal Year Ending March 31, 2005 - $27,300

           (b) Audit-Related Fees - Fiscal Year Ending March 31, 2006 - $0
                                    Fiscal Year Ending March 31, 2005 - $0

           (c) Tax Fees -           Fiscal Year Ending March 31, 2006 - $6,000
                                    Fiscal Year Ending March 31, 2005 - $5,700

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ending March 31, 2006 - $0
                                    Fiscal Year Ending March 31, 2005 - $0

           CMA Pennsylvania Municipal Money Fund
           (a) Audit Fees -         Fiscal Year Ending March 31, 2006 - $27,800
                                    Fiscal Year Ending March 31, 2005 - $27,300

           (b) Audit-Related Fees - Fiscal Year Ending March 31, 2006 - $0
                                    Fiscal Year Ending March 31, 2005 - $0

           (c) Tax Fees -           Fiscal Year Ending March 31, 2006 - $6,000
                                    Fiscal Year Ending March 31, 2005 - $5,700

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ending March 31, 2006 - $0
                                    Fiscal Year Ending March 31, 2005 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending March 31, 2006 - $3,754,550
               Fiscal Year Ending March 31, 2005 - $10,018,400

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


CMA Multi-State Municipal Series Trust


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       CMA Multi-State Municipal Series Trust


Date: May 22, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       CMA Multi-State Municipal Series Trust


Date: May 22, 2006


By:     /s/ Donald C. Burke
       ---------------------------
       Donald C. Burke,
       Chief Financial Officer of
       CMA Multi-State Municipal Series Trust


Date: May 22, 2006